VAN ECK GLOBAL

                                                              SEMI-ANNUAL REPORT

                                                                   June 30, 1998

Asia Dynasty Fund

    Emerging Markets Growth Fund

        Global Balanced Fund

            Global Hard Assets Fund

                Global Real Estate Fund

                    Gold/Resources Fund

                        International Investors Gold Fund

                            U.S. Government Money Fund

A TRADITION OF GLOBAL SOLUTIONS DESIGNED FOR INTELLIGENT INVESTMENT PLANNING AND DIVERSIFICATION


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                            VAN ECK ASIA DYNASTY FUND

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Dear Fellow Shareholder:

Asia's continuing economic troubles and the resulting overall decline in the Asian stock markets made the first half of the year very difficult for investors. In this environment, the Van Eck Asia Dynasty Fund declined 22.9% in the first six months of 1998, compared with a decline of 25.8% for the Morgan Stanley Capital International Far East Free Ex-Japan Index.

REVIEW

The Asian currency and economic crisis that started in 1997 gained momentum in the first few days of 1998. A panic sell-off was soon followed by strong rallies in stocks and currencies in January and February. At that stage, investors seemed to believe that the worst was over for the Asian markets. In the following months, however, it became clear that the Asian economies were in for a difficult time, as economic statistics started to reveal the real picture. It took several months for the markets, accustomed to more than a decade of strong growth, to adjust to the reality of recessions. Thus, stocks started to sell off again in May, as Asia's crisis continued to deepen.

The problems in Asia reflect much more than the normal business cycle. They reflect the end of a long period of super-charged growth. The wholesale withdrawal of capital from the financial systems of Asia has its roots in poor quality lending by Japanese banks, which was mirrored in poor credit decisions in Thailand, Indonesia, Korea, Malaysia and the Philippines. Banks in Hong Kong, Singapore and Taiwan have been better regulated, and were less reckless lenders, but even these markets proved vulnerable to the end of the easy money pumping out of Japan. The rapid reversal of foreign fund flows, which had been funding capital investments, quickly started a wave of bankruptcies. This resulted in the erosion of the capital base of local banks, constraining their ability to lend, which in turn has meant further corporate casualties. Where money is available, the cost of that money has been driven up to high levels.

To stabilize the region, the IMF stepped in to provide capital to certain countries. The price of accepting their help has been the adoption of the strict measures of IMF methodology. This emphasizes a stable currency and the pain of tight monetary policy in the short term. The theory is that eventual currency stability will entice foreign capital back into these economies. Critics of this approach point to the social instability that it can cause, as amply demonstrated by the eruption of popular discontent that marked the ousting of Suharto in Indonesia. The alternative is to keep interest rates low, accept currency weakness and hope that the economy can grow its way out of trouble.

Both approaches have validity. Thailand has followed the IMF policy, whereas Malaysia has gone the "growth" route. Importantly, the work has begun to rehabilitate Asia. Given the policy responses already made, the most important factor in the healing process is time. Nevertheless, during the recuperative process, the Asian markets will remain susceptible to external events.

The most significant external factor during the first half of the year has been Japan. After an ill-judged hike in taxes last year, domestic demand in Japan became very weak. It has become clear that the Japanese policymakers need to stimulate growth by reducing taxes and cleaning up the banking system so that it can lend again. If Japan manages to stimulate its economy, even in the short term, we anticipate a significant lessening of the perceived risk of Asian markets generally, which will lead to renewed inflows into Asian stocks.

Given market turmoil and uncertainty, we maintained a defensive strategy during the first half of the year--a high cash position, a majority of Fund holdings allocated to the relatively less vulnerable markets of Hong Kong, Singapore and Taiwan, and an emphasis on utilities (which provide steady revenue streams even in economic downturns). Further, we have been buying selective "recovery plays" (such as the Korean stock S1, a security services company, and Thai Farmers Bank, probably the best-run bank in Thailand) on an opportunistic basis.

In Hong Kong, the first half of the year saw outflows of money, which caused interest rates to rise sharply due to the mechanics of the currency's peg to the dollar. Higher interest rates brought about a sharp correction in the price of real estate. As the market is still dominated by stocks that are driven by the outlook for property, stock prices quickly declined. On top of this, the continuing slowdown in the Chinese economy resulted in slower trade and capital flows from the mainland. This further weakened Hong Kong's economy. A serious effort of reflation is underway in China now, but it will take time to turn this large economy around.

The other city-state in Asia, Singapore, has suffered as the volume of trade in the Asian region slowed significantly in the second quarter. Despite the significant currency devaluations, exports from neighboring countries such as Indonesia, Malaysia and the Philippines have slowed. This is partly due to a lack of bank credit facilities to fund exports, and also due to weak intra-Asian demand. Singapore's economy depends heavily on trade flows in the region, and has suffered as a consequence. Stocks declined dramatically even though the finances of Singapore are in sound shape.

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                            VAN ECK ASIA DYNASTY FUND

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Weak demand for certain electronic products pressured the Taiwanese market. On the other hand, the dominance of domestic investors meant that stocks did not suffer as much from the withdrawal of foreign capital. The relative weakness of the yen has weighed on exports and profits in Taiwan just as in nearby Korea, but debt levels in Taiwan remain manageable as profitability has been prized more than size.

Malaysia's companies have relatively less foreign-denominated debt than the rest of the region, so they are not as deeply affected by the consequences of devaluation. However, there is a great deal of domestic debt. Stocks started the year looking quite expensive, so we have maintained an underweight position.

Thailand was the first country to fall into crisis, but on the positive side, it has also been one of the strictest adherents to the prescriptive medicine of the IMF. We added to the Fund's Thai holdings through the purchase of the two largest and best-run banks in the country, Bangkok Bank and Thai Farmers. Although non-performing loans are still rising, industry consolidation will ultimately benefit the strongest banks.

Indonesia has been by far the worst affected by Asia's problems, and the Fund has no exposure to this market. Its banking sector was already in poor shape before devaluation, and corruption was rampant. Eventually, popular dissatisfaction led to the resignation of Suharto after more than 30 years in power. His successors will have an unenviable legacy, with most of corporate Indonesia unable to service its debt in the current environment.

Political change also took place in the Philippines, as Vice President, former movie star and Marcos crony, Estrada, became President. Concerns about rising bad debts of the banking system, as well as fears of a return to the era of political favors, have weighed heavily on the market. In economic terms, however, the Philippines is better placed than its regional peers, since it did not have the long period of growth that other Asian countries enjoyed, and consequently did not build up the same amount of debt.

In India, the ascension to political power of the BJP (pro-Hindu Bharatiya Janata Party) and the nuclear issue have dominated the stock markets. Enthusiasm for a fresh political and economic approach was disappointed by a budget that did little to promote liberalization. We initiated positions in the promising software sector on the subsequent sell-off.

THE OUTLOOK

With recessions now a reality in most Asian economies, the question for investors is whether this is currently reflected in the markets. The pertinent measure of value in this type of environment is the ability of each company to survive the harsh economic conditions and emerge with its franchise value intact. Our strategy of holding positions in companies that should survive and emerge stronger as competition falls by the wayside should bear fruit in the medium term. We plan to continue our defensive strategy, while monitoring the operating performance and the valuation levels of these recovery play stocks, and buying on an opportunistic basis at low valuations. Companies like these should reward long-term shareholders as the Asian economies begin their recovery.

A year ago it seemed obvious that in the 21st century much of U.S. companies' profit growth would come from the developing countries, especially from Asia, with one-half of the world's population. One year later, this remains the case. Multinationals cannot afford to lose sight of this reality, as they will soon exhaust the benefits of cost cutting and industry consolidation. Fund investors should share this long-term perspective. Asia's growth will resume, in our opinion, and with that, its stock markets will resume their performance.

We would like to thank you for your participation in the Asia Dynasty Fund and look forward to working with you in the future.

  [PHOTO]                              [PHOTO]

/s/Gary Greenberg                   /s/David A. Semple
------------------------------      ------------------------------
GARY GREENBERG                      DAVID A. SEMPLE
CO-PORTFOLIO MANAGER                CO-PORTFOLIO MANAGER

July 24, 1998

Note: As of March 31, 1998, Gary Greenberg and David Semple became co-portfolio managers of the Van Eck Asia Dynasty Fund. They have twelve and eight years of experience, respectively, investing in Asia and the emerging markets. For further detail on their backgrounds, please see page 51 of the Van Eck Global Funds prospectus.

The MSCI Far East Free Ex-Japan Index is measured in U.S. dollars and reflects the reinvestment of gross dividends.

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                            VAN ECK ASIA DYNASTY FUND

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PERFORMANCE RECORD AS OF 6/30/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL               AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                 SALES CHARGE*    CHARGE
--------------------------------------------------------------------------------
A shares-Life (since 3/22/93)   (6.1)%          (5.2)%
--------------------------------------------------------------------------------
5 years                         (8.2)%          (7.3)%
--------------------------------------------------------------------------------
1 year                         (50.4)%         (47.9)%
--------------------------------------------------------------------------------
B shares-Life (since 9/1/93)    (9.9)%          (9.6)%
--------------------------------------------------------------------------------
1 year                         (50.6)%         (48.4)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge = 4.75%
  B shares: maximum contingent deferred sales charge = 5.00%
            (Prior to 4/30/97, the maximum CDSC was 6.00%)

                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 1998

China 1.0%
Hong Kong 43.0%
India 2.4%
Malaysia 4.6%
Philippines 3.1%
Singapore 7.9%
Taiwan 15.7%
South Korea 2.7%
Thailand 4.6%
Cash/Equiv. 14.4%
Option 0.6%

[ABOVE TABLE IS REPRESENTED BY A PIE CHART IN PRINTED PIECE]

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                            VAN ECK ASIA DYNASTY FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 1998*
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HSBC HOLDINGS PLC
(HONG KONG, 8.2%)

HSBC Holdings is the holding company for the HSBC Group. The Group is an international banking and financial services organization with operations in the Asia-Pacific region, Europe (Midland PLC), the Middle East and the Americas (Marine Midland). Services provided include retail and corporate banking, trade, trustee, securities, custody, capital markets and treasury services, private and investment banking and insurance.

CLP HOLDINGS LIMITED
(HONG KONG, 5.9%)

CLP Holdings is an investment holding company whose subsidiaries generate and supply electricity to Kowloon and the New Territories in Hong Kong. The company also exports electric power to Guangdong Province in the People's Republic of China. Its subsidiaries are involved in property investment and development.

HUTCHISON WHAMPOA LIMITED
(HONG KONG, 4.8%)

Hutchison Whampoa is an investment holding company. It has diversified operations in property investment and development, ports and related services, retail and manufacturing, telecommunications, media, energy, finance, investment and other services.

HONG KONG TELECOMMUNICATIONS LTD.
(HONG KONG, 4.3%)

Hong Kong Telecommunications provides telecommunications, computer, engineering and other services. The company also sells and rents telecommunications equipment.

HANG SENG BANK LIMITED
(HONG KONG, 3.8%)

Hang Seng Bank offers commercial banking and related financial services. The company has 145 branches in Hong Kong, the United States and China.

HONGKONG ELECTRIC HOLDINGS LTD.
(HONG KONG, 3.2%)

Hongkong Electric generates and supplies electricity for Hong Kong island, and provides engineering consulting and project management services.

CHEUNG KONG (HOLDINGS) LTD.
(HONG KONG, 2.9%)

Cheung Kong, through subsidiaries, is involved in property development and investment, infrastructure and related businesses, real estate management and investment in securities.

SINGAPORE AIRLINES LTD.
(SINGAPORE, 2.7%)

Singapore Airlines provides air transportation, engineering, airport terminal, pilot training, air charter and tour wholesaling services. The company's airline operation covers Asia, Europe, the Americas, the southwest Pacific and Africa.

PTT EXPLORATION AND PRODUCTION
PUBLIC COMPANY LIMITED
(THAILAND, 2.6%)

PTT is an affiliate of the state-owned Petroleum Authority of Thailand. The company explores for natural gas in the Gulf of Thailand.

MEDISON CO. LIMITED
(S. KOREA, 1.9%)

Medison is a medical equipment company. It produces ultrasonic diagnosis instruments (USD) in Korea using in-house technology. The company is also involved in the medical rental business.

----------
*Portfolio is subject to change.

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                      VAN ECK EMERGING MARKETS GROWTH FUND

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Dear Fellow Shareholder:

The emerging markets had a difficult time in the first six months of 1998 as Asia's crisis deepened and spread to developing markets worldwide. In this environment, the Van Eck Emerging Markets Growth Fund had a total return of -16.0% in the first half of the year, compared with a decline of 18.9% for the Morgan Stanley Capital International Emerging Markets Free Index.

REVIEW

Asia's financial crisis, which began in the latter half of 1997, caused further market declines in the first half of 1998. By the beginning of the year, most of Asia's pegged currency regimes had been eliminated, causing serious currency devaluations. Hong Kong's currency board enabled it to defend its exchange rate successfully, and the lack of convertibility of the Chinese renminbi prevented speculators from forcing a devaluation in China. However, in many of the Asian countries the attempt to support the currencies early in the crisis depleted central bank reserves, which dropped substantially below the levels of short-term external debt. This forced countries such as Korea, Indonesia and Thailand to borrow from the IMF and other multilateral sources to replenish central bank reserves and shore up their battered banking systems. Japan's economic downturn pushed out any hope for an early recovery for the rest of Asia. Appropriate policy responses in Korea and Thailand were well received by the markets but the prospect of recessions throughout Asia dominated investor sentiment.

However, Asian currencies are now undervalued by most measures, and the Fund maintains some (albeit an underweighted) exposure to Asia (approximately 19% at June 30) in order to take advantage of the eventual recovery in Asian economies. The Fund's strategy of holding positions in companies that should survive and emerge stronger as competition falls by the wayside should bear fruit in the medium term. We are maintaining the portfolio's overweight allocations to India and the Philippines as economic growth there should remain positive in the near term as well as in the medium term. We have begun adding positions in recovery plays in Thailand, Korea and Hong Kong and plan to build these positions over the next twelve months. These include positions in Thai Farmers and Bangkok Bank, Thailand's largest and healthiest banks; JCG, a consumer finance company in Hong Kong; Berjaya Sports Toto, a lottery operator in Malaysia; and Medison, an ultrasound manufacturer in Korea.

The European, Middle Eastern and African markets, which comprise 39% of the Fund's assets, were mixed, impacted by declines in commodity-producing countries, such as Russia and South Africa, in contrast to strong increases in European convergence plays, such as Portugal and Greece.

The Fund is overweight Israel, Greece, Turkey and Hungary, as we expect continued growth in Europe to benefit these peripheral economies. For this reason, we are also adding to holdings in Poland. We reduced the portfolio's position in Russia during the first quarter as it became clear that financing Russia's budget deficit was problematic and the declining oil price was exerting pressure on the ruble. Currently, the Fund maintains only a small (1.6% of assets) position in Russia, primarily in restructuring plays (Norilsk Nickel, Unified Energy Systems), for although assets are very cheap, macroeconomic pressures will not lift unless tax reform is implemented and oil prices recover.

South African stocks gained in attractiveness early in the year as the prospect of demutualization of the country's largest insurance companies promised to add as much as 1.5% to gross domestic product in 1999. Consolidation in the banking and insurance industries began to pick up steam as well. The Fund increased its underweight position slightly during the second quarter, adding financial services conglomerates FirstRand and Nedcor, but the market became vulnerable to speculative attack given its very low level of international reserves and the prospect of a new, untested Central Bank Governor.

In the second quarter, Greece, your Fund's largest European allocation at 6.8% of assets, devalued its currency to get in line for eventual entry into the European Union, sparking a strong gain in the market. Turkey's fractious political parties made peace and agreed to begin the process of economic reform. The market corrected strongly during the first quarter due to rising tension on the Iraqi border and political fears, but then resumed its upward momentum as inflation continued to decline. European convergence continues to provide a powerful magnet that should pull Eastern and Southern Europe along.

Latin America's exposure to weak commodity prices and upcoming elections led to a 20% decline in the markets in the first half. The Fund's 28% weighting was appropriately light but fundamentals are now improving in Brazil, Mexico and Argentina, where signs of excess are nowhere in evidence. Third quarter weightings will reflect this as we augment positions in these markets. The Mexican government has done a good job of cutting fiscal spending in line with its reduced oil revenue, and Brazil is proceeding with the privatization of its telephone, electric and water utilities, in which the Fund is well represented.

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                      VAN ECK EMERGING MARKETS GROWTH FUND

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THE OUTLOOK

Asia's recovery depends on lower interest rates, which in turn require stable currencies. Currencies in Asia should stabilize as the Japanese economy begins to recover, but a recovery in Japan will only start in earnest when Japan's banks are cleaned up. This process requires profound political reform and will take several years. Nonetheless, many long-term positive factors remain in place.

A year ago it seemed obvious that in the 21st century much U.S. company profit growth would come from the developing countries, especially Asia, with one-half of the world's population. This remains true. Multinationals cannot afford to lose sight of this reality, as they will soon exhaust the benefits of cost cutting and industry consolidation. In our opinion, fund investors should share this long-term perspective.

In the meantime, however, developing markets require capital for their development. When capital is abundant in the developed world or demand for capital among developing countries is muted, it will be priced cheaply and emerging market assets will rise in value. On the other hand, when capital in the developed world is tight, or when competition for it among developing markets is fierce, then emerging market assets will have to be priced cheaply enough to wrench capital away from the home markets.

The cost of developed world capital has been high since 1994, when Alan Greenspan hiked rates and European convergence started, and the emerging markets have lagged. The repatriation of Japanese capital from Asia in 1997 and early 1998 to bolster its weak banking system pushed up interest rates in Asia and the rest of the emerging markets, and in many cases pushed their currencies over the edge. Over the next year or two, Japan's recapitalization will continue to exert upward pressure on global real interest rates, but this should be offset eventually by an easing in the U.S. and Europe.

Thus, emerging markets must be priced very cheaply to lure capital from the developed world and, in our opinion, they are. Offshore interest rates of emerging market economies are yielding close to 700 basis points (7%) over U.S. Treasuries (a very high level historically) and have scope to decline, which would be good for equities. But already, according to some estimates, emerging markets equities are trading at less than one-half the multiple of the S&P 500, with better earnings growth. This level of valuation has already begun to attract strategic buyers in Brazil, Thailand and Korea. Therefore, we believe that over the medium term, returns from emerging markets are likely to compete well with the U.S. long bond as well as with the richly-valued U.S. equity market.

We appreciate your participation in the Emerging Markets Growth Fund and look forward to helping you meet your investment goals in the future.

[PHOTO]                             [PHOTO]

/s/John C. Van Eck                  /s/Gary Greenberg
---------------------------         ----------------------------

JOHN C. VAN ECK                     GARY GREENBERG
CHAIRMAN                            PORTFOLIO MANAGER

July 27, 1998

The MSCI Emerging Markets Free Index and the MSCI Latin America Emerging Markets Free Index are measured in U.S. dollars and reflect the reinvestment of gross dividends.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/98
--------------------------------------------------------------------------------

AVERAGE ANNUAL               AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                 SALES CHARGE*    CHARGE
--------------------------------------------------------------------------------
A shares-Life (since 12/30/96) (21.0)%         (18.4)%
--------------------------------------------------------------------------------
1 year                         (41.4)%         (38.5)%
--------------------------------------------------------------------------------
B shares-Life (since 12/30/96) (20.4)%         (18.3)%
--------------------------------------------------------------------------------
1 year                         (41.5)%         (38.6)%
--------------------------------------------------------------------------------
C shares-Life (since 12/30/96) (18.4)%         (18.4)%
--------------------------------------------------------------------------------
1 year                         (39.1)%         (38.5)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge = 4.75%
  B shares: maximum contingent deferred sales charge = 5.0%
  C shares: 1% redemption charge, 1st year

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                      VAN ECK EMERGING MARKETS GROWTH FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 1998*

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TELECOMUNICACOES BRASILEIRAS S.A. (TELEBRAS)
(BRAZIL, 4.2%)

Telebras is a holding company for the telecommunications sector in Brazil. The company is comprised of 28 operating state telephone companies, including Embratel, the long-distance telephone service provider. Telebras offers domestic and international telephone and data transmission services throughout Brazil.

PETROBRAZI S.A.
(ROMANIA, 2.7%)

Petrobrazi is the largest refinery in Romania. Its refining assets are currently being combined with exploration and production assets and service stations to produce Romania's first fully integrated oil and gas company.

OSHAP TECHNOLOGIES, LTD.
(ISRAEL, 2.7%)

Oshap Technologies identifies and invests in software developers. The company controls Tecnomatix Technologies Ltd., a leader in computer-aided process engineering, as well as Decalogue (asset management) and MINT (middleware).

HELLENIC BOTTLING COMPANY S.A.
(GREECE, 2.6%)

Hellenic Bottling produces, sells and distributes soft drinks. The company produces all kinds of Coca-Cola brand name products, such as Coke, Sprite and Fanta. Hellenic Bottling also produces fruit juices and mineral water. The company manufactures and distributes in Greece, Russia, Bulgaria, Armenia, Ireland, Moldova, Nigeria, Romania and Yugoslavia.

NATIONAL BANK OF GREECE S.A.
(GREECE, 2.6%)

National Bank of Greece offers many types of banking and related financial services. The company provides loans, leasing, mortgages, deposits, investing and insurance services to industrial, commercial and consumer clients. The bank operates approximately 606 domestic branches and 81 overseas branches in fifteen countries.

ORBOTECH, LTD.
(ISRAEL, 2.3%)

Orbotech develops, designs and manufactures automated optical inspection systems for inspecting and identifying defects in the production process of the printed circuit board and liquid crystal display industries. The company also produces computer-aided manufacturing systems and laser plotters.

TELECOMUNICACOES DE SAO PAULO S.A. (TELESP)
(BRAZIL, 2.3%)

Telesp provides telecommunications services to the Brazilian state of Sao Paulo. The company provides local and domestic telecommunications services and voice and data transmission services.

FORMULA SYSTEMS (1985) LTD.
(ISRAEL, 2.1%)

Formula Systems, together with its subsidiaries and affiliates, principally provides software consulting services and computer-based business solutions. The company also develops proprietary software. Formula Systems markets its products and services in 44 countries.

CIA ELETRICIDADE DE BAHIA (COELBA)
(BRAZIL, 1.7%)

Coelba generates, transmits, transforms and distributes electrical energy throughout the Brazilian state of Bahia, including over 400 municipalities.

GRUPO FINANCIERO BANCOMER S.A. DE C.V.
(MEXICO, 1.7%)

Bancomer is Mexico's second largest bank with subsidiaries in insurance, asset management (including the largest pension fund in Mexico) and long-distance telecommunications. Its healthy loan profile indicates that it is leading the recovery of the Mexican banking system.

----------
*Portfolio is subject to change.

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                      VAN ECK EMERGING MARKETS GROWTH FUND

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                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 1998

Brazil 16.1%
Egypt 1.6%
Greece 6.8%
Hong Kong 3.1%
Hungary 3.2%
India 7.6%
Israel 11.4%
Malaysia 2.0%
Mexico 7.4%
Philippines 3.2%
Romania 3.3%
Russia 1.6%
South Africa 3.9%
Thailand 1.5%
Turkey 6.0%
Cash/Equiv. 13.4%
Other 4.4%
Argentina 2.8%
Option 0.7%

[ABOVE TABLE IS REPRESENTED BY A PIE CHART IN PRINTED PIECE]

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                          VAN ECK GLOBAL BALANCED FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

We are pleased to report that the Van Eck Global Balanced Fund had a total return of 15.0% for the first six months of the year. The Fund ranked second* among 70 "global flexible" funds for the period, according to Standard & Poor's Micropal, a mutual fund evaluation service. The average return among these funds was 7.9%. The Fund's performance was also favorable versus a blend of the MSCI World Index (+16.6%) and the Salomon Smith Barney World Government Bond Index (+2.8%). A greater emphasis on equities versus bonds, exposure to European equities and gains from Japanese yen hedges contributed to the portfolio's outperformance.

WORLD EQUITY MARKETS

The trends in world equity markets during the past six months are easily summarized: European and U.S. strength and continued weakness in Japan, Asia Pacific and Latin America. European equities are in an investment "sweet spot," and although it is entirely possible that there may be a pullback from the 26.5% gain realized in the first half of the year, the long-term fundamentals clearly favor the region. Having been led by export growth, the economic recovery is accelerating and is now spilling over to the domestic sectors, with consumers starting to spend. Low interest rates continue to support equities, and while valuations may be somewhat stretched, local investors appear to be underestimating two key factors. The first is the positive impact that accelerating economic growth will have on corporate earnings. The second has been one of the major drivers of the 1990s U.S. bull market: the magnitude and duration of inflows into investment funds by individual investors. Europe is quickly becoming more like the U.S. in its approach to financial markets. This is seen in corporations' newly found focus on restructuring and increasing shareholder value, as well as in an increase in retail ownership of equities. The portfolio is positioned to exploit these trends, investing in financial services companies (ForeningsSparbanken, Credito Italiano, Bank of Ireland), as well as restructuring stories (Akzo Nobel).

While unable to keep pace with European equities, U.S. stocks still registered a 17.7% gain during the first half of 1998. The much feared economic impact of the Asian implosion has yet to make a noticeable impact on overall economic growth. At the company level, though, earnings have taken hits, leading to a deceleration in corporate earnings growth for the market. The clear positive from the Asian crisis continues to be the beneficial impact on inflation, with the Federal Reserve abstaining from increasing interest rates when domestic considerations alone would justify the increases. The surprising resilience of U.S. economic growth is due to the strength of consumers, with strong income growth being the primary impetus for the acceleration in consumer spending. As would be expected in this environment, the consumer sector led the market during the first half, with the portfolio's sector holdings benefiting (Home Depot, CBS Corp.).

While European markets are supported by strong fundamentals, the converse is true for Japanese equities, which declined 2.6% over the past six months. Tax hikes, the Asian crisis in the second half of 1997 and an unstable banking system have all contributed to Japan's current economic downturn and further yen weakness. Recently released figures revealed a GDP (Gross Domestic Product) decline of 3.5% during the first quarter of calendar 1998, leading to further yen weakness. Japan's problems would be challenge enough for most governments, let alone one where the political machine has made it difficult to make substantial and far-reaching structural changes. The real concern in the marketplace presently is what the government can do to spur economic growth. Interest rates are already close to 0%, the government has already approved fiscal stimulus packages greater than $100 billion, and yet the yen continues to weaken and consumers show no willingness to start spending. Following on the heels of the recent Fed-Bank of Japan (BOJ) yen intervention, the Japanese government has talked about a "bridge bank" to resolve the banks' bad debt problems, as well as permanent income tax cuts. For the market to move forward, both of these issues need to be addressed adequately; the government's track record is poor. However, with global economies and currency markets hanging in the balance, the increased risks may prove to be the needed stimulus. Being cautiously optimistic at best, we have maintained only a small allocation of 3.7% of the portfolio to Japanese equities. We continue to focus on export plays (Canon, Sony), acknowledging that any meaningful progress by the Japanese politicians would be met by our increasing commitment to domestic-oriented issues in the portfolio.

Much to our surprise, some of the Asian markets started the year with strong currency and equity rallies. Investors had apparently decided the worst was over after last year's turmoil. Expecting much greater economic pain to come, we viewed the rallies as premature, hesitating to increase exposure to the region. As economic data was released during the ensuing months, investors began to see the impact of currency weakness and high interest rates in the region. Markets have since come full circle, declining

                          VAN ECK GLOBAL BALANCED FUND
--------------------------------------------------------------------------------


17.0% (index includes New Zealand and Australia) during the first half of the year. Looking forward, the region must continue to grapple with high interest rates and their impact on excessive public and corporate debt levels, as well as stop the deterioration in consumer sentiment. Of key interest for investors in the region is the direction of the yen. If the recent Fed-BOJ intervention is unsuccessful, China and Hong Kong may be forced to devalue, an event that would undoubtedly lead to another round of currency weakness throughout all global emerging markets. With so much uncertainty, we have completely eliminated the portfolio's exposure to the region.

Though not plagued by all of Asia's problems, Latin American equities fell in sympathy during the past six months, declining 19.8%. The fundamentals in Latin America are relatively strong versus their Asian counterparts, with Argentina and Mexico still growing at a respectable pace. To date, Brazil has been able to defend its currency, but the high interest rates required have taken their toll on the domestic economy. We still find attractive values in these markets; however, currency and political risks are higher and warrant a relatively cautious investment stance in the near term. We have reduced the Fund's exposure to the region, maintaining a defensive posture in sectors such as public utilities and beverages (Telecom Argentina, Panamerican Beverages).

WORLD BOND MARKETS

As highlighted above, the dominant influence in global fixed income markets for the past six months has been the continuing unraveling of the Asian "economic miracle." During this period, economic developments in the U.S. and Europe, which tend to dominate trends in global fixed income markets, have been largely overlooked as the Asian crisis continued to unfold. This occurred for two reasons. First, there was growing recognition by central bankers that the Asian currency collapses would have a restraining impact on economic growth and inflation, which persuaded them against raising interest rates, even as domestic demand growth accelerated. Second, a large flow of flight capital out of Asia buoyed bond prices in the developed markets. As the crisis spread from Thailand to Korea to Indonesia, more and more investors fled these and other emerging markets in favor of the U.S. and European bond markets.

A diagnosis of the causes of the Asian crisis could fill many volumes. In the IMF's view, "changes in market sentiment played a large role in bringing the crisis to a head and in determining the course of contagion." By the beginning of the period under review, virtually all of Asia's pegged currency regimes had been eliminated, promoting large currency devaluations. (Hong Kong's currency board enabled it to defend its exchange rate successfully while the inconvertibility of the Chinese renminbi prevented speculators from forcing a devaluation.) In many of the countries, central bank reserves were substantially below the levels of short-term external debt, forcing countries such as Korea, Indonesia and Thailand to reschedule much of their maturing debt, and to borrow from the IMF and other multilateral sources to replenish central bank reserves and shore up their battered banking systems.

The second phase of the Asian crisis was prompted by the dramatic worsening of economic conditions in Japan. The Japanese financial sector, already under pressure from continued falls in asset prices and overcapacity, now had to contend with large losses on Asian loan portfolios. Meanwhile, the continued restructuring of the Japanese corporate sector was leading to higher unemployment, falling consumer and business confidence and plunging retail sales. The Bank of Japan continued to inject much needed liquidity into the financial system, which put further pressure on the yen. As the yen fell, concerns mounted that a further yen depreciation would force a devaluation of the Hong Kong dollar and Chinese renminbi, escalating the crisis to new heights. Asian currencies and stock markets fell to new lows, prompting further flights of capital to the relative safety of the developed bond markets. The previously mentioned currency intervention and "bridge bank" announcement led to a short-term retracement of part of the yen's decline (after it had fallen to an eight-year low against the dollar). In Japan, bond yields continued to fall to new lows (and, inversely, bond prices rose), with ten-year yields falling below 1.5%. We continued to be very underweight Japanese government bonds, although the drag on performance this caused was more than offset by our zero exposure to the yen.

Meanwhile, other economies reliant on short-term foreign capital experienced large outflows and pressure on their exchange rates. These pressures were further exacerbated by large falls in the price of oil and other commodities. Most emerging bond and currency markets fell sharply as foreign investors fled. We eliminated exposure in Mexico (at a small profit) and hedged most of the portfolio's 1% position in South African bonds (our only remaining emerging market currency exposure).

As the crisis intensified and the outlook for U.S. economic growth changed accordingly, we further

                          VAN ECK GLOBAL BALANCED FUND
--------------------------------------------------------------------------------

increased our exposure to the U.S. market, which now represents more than 50% of the bond portfolio. Additionally, we increased the duration (or interest rate volatility) of, and thereby the portfolio's exposure to, U.S. holdings. Our strategy in the past two years of predominantly favoring government issues was also well rewarded during the quarter, as corporate bonds substantially underperformed the U.S. Treasury market. In Europe, the Council of Ministers paved the way for Monetary Union to begin in January 1999 with eleven countries as founding members. This had little market impact and had been widely expected. Declines in European bond yields outpaced U.S. yield declines, in part because U.S. Treasuries had already benefited from a "flight to quality" before the beginning of the period under review. UK bonds outperformed most of the rest of Europe, despite further interest rate increases by the Bank of England. Investors were attracted to the highest available yields in any developed European market that had an increasingly credible central bank. We increased the Fund's already overweighted exposure accordingly.

THE OUTLOOK

As highlighted above, European, UK and U.S. equities offer the most attractive investment opportunities. The combination of an accelerating domestic economic recovery, low and stable interest rates and the development of a U.S. equity culture (from the corporate as well as the individual sector) is supporting what should be the continuation of a multi-year bull market in European equities. In the short term, volatility will reign in Japan and the emerging markets. The Japanese government needs to deliver on its recent pledges to address the banking system's needs as well as to stimulate domestic economic growth via permanent income tax cuts. Over the past several years, Japanese politicians have consistently demonstrated an inability to deliver on their promises. This time, the verdict is still out; we would like to buy equities in this market, but need to see more proof before changing our investment stance. During this period, we prefer to seek the relative safety of U.S., UK and European shares.

To further reduce the risk inherent in the portfolio, we have also slightly increased the portfolio's allocation to dollar bloc and European bonds. The restructuring of Asia's economies will continue to restrain growth in the rest of the world. This dampening effect on global growth should further support developed bond markets. With a deceleration in U.S. growth likely after the strong first quarter, the U.S. bond market remains attractive. Likewise, with a temporary moderation in European growth expected during the summer months (before an acceleration in the fall) and budget deficits under control, yields should fall further, particularly in the UK market. At some point, we are likely to see some bargains in emerging markets, and we will be watching closely for such opportunities. In the meantime, we see further weakness. Those economies where governments have been quick to respond to recent market events (such as Mexico) will be the first to recover. Regarding currencies, the yen poses the greatest risk for global capital markets in the immediate future. We continue to hedge against further deterioration of the Japanese currency, and have eliminated exposure to China and Hong Kong in the event that further yen weakness leads to a devaluation in those currencies.

We appreciate your participation in the Global Balanced Fund and look forward to helping you meet your investment goals in the future.

[PHOTO]                               [PHOTO]

/s/Anne M. Tatlock                    /s/Steven J. Miller
--------------------------------      -------------------------------
ANNE M. TATLOCK                       STEVEN J. MILLER
GLOBAL STRATEGIST                     GLOBAL EQUITY MANAGER


[PHOTO]

/s/Anthony S. Gould
-------------------------------
ANTHONY S. GOULD
GLOBAL BOND MANAGER

July 22, 1998

*The Fund ranked second among 69 funds for the 1-year period ended 6/30/98 and eighth among 21 funds since its inception on 12/20/93.

Unless otherwise stated, all stock market returns are Morgan Stanley Capital International (MSCI) Indices, measured in U.S. dollar terms, and reflect the reinvestment of net dividends.

                          VAN ECK GLOBAL BALANCED FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/98
--------------------------------------------------------------------------------

AVERAGE ANNUAL               AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                 SALES CHARGE*    CHARGE
--------------------------------------------------------------------------------
A shares-Life (since 12/20/93)  10.4%           11.6%
--------------------------------------------------------------------------------
1 year                          12.2%           17.8%
--------------------------------------------------------------------------------
B shares-Life (since 12/20/93)  10.5%           10.8%
--------------------------------------------------------------------------------
1 year                          12.2%           17.2%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge = 4.75%
  B shares: maximum contingent deferred sales charge = 5.0%

                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 1998

France 2.0%
Germany 6.8%
Italy 4.9%
Japan 3.7%
Netherlands 2.9%
Portugal 1.1%
Spain 1.5%
Sweden 3.1%
Switzerland 1.3%
United Kingdom 9.9%
United States 49.6%
Cash/Equiv. 4.8%
Other 7.1%
Australia 1.3%

[ABOVE TABLE IS REPRESENTED BY A PIE CHART IN PRINTED PIECE]

                          VAN ECK GLOBAL BALANCED FUND
              REPRESENTATIVE EQUITY HOLDINGS AS OF JUNE 30, 1998*
--------------------------------------------------------------------------------

AMERICAN INTERNATIONAL GROUP, INC. (AIG)
(U.S., 2.7%)

AIG is the premier growth participant in the global insurance business, with over 50% of its revenues generated overseas. While the turmoil in the Asia Pacific region will temporarily slow earnings growth, the global approach AIG has followed throughout its history should serve to strengthen its market position in its served markets in these turbulent times. AIG's earnings predictability is related to its superior financial strength, market leadership in numerous insurance and financial segments, and its balanced mix of domestic and international businesses. The company is well positioned to benefit from the increasing need for financial service products resulting from aging global demographics.

BANK OF IRELAND
(IRELAND, 0.9%)

Bank of Ireland is the largest bank in the Republic of Ireland. The bank is currently experiencing strong growth in demand for traditional banking services as a very young Irish population enters the work force and as the Irish economy continues to receive a disproportionate share of foreign direct investment into Europe. Outside of traditional banking, the bank is well positioned with leading investment management and brokerage divisions. We expect strong profit growth to continue for Bank of Ireland, as our outlook for the Irish economy remains very positive.

COMPASS GROUP PLC
(UK, 1.0%)

Compass Group is one of the leading international contract caterers, with operations in the UK, U.S., continental Europe and Scandinavia. The contract catering market is in the midst of a secular growth phase as private businesses, educational institutions and government entities continue to outsource their in-house dining services. Compass has supplemented the industry growth potential with several well-timed acquisitions in the major markets outside of the UK, and is therefore solidly positioned to deliver strong future earnings growth.

ERICSSON LM
(SWEDEN, 0.6%)

Ericsson is a global leader in the manufacturing and development of telecommunications equipment. We expect the company to continue to grow revenue and earnings at a rapid rate well into the next century. The drivers of growth for Ericsson will be the explosive growth of wireless telephone technology and the liberalization of European telecommunications markets. Wireless growth will lead to increased demand for Ericsson cellular phones and cellular infrastructure equipment. In this area, we particularly like Ericsson's exposure to digital/GSM technology, one of the faster growing segments of the wireless industry. For Ericsson's traditional fixed line telephone business, European telecommunications liberalization should lead to increased demand for their products, as several new operators look to build their own networks.

FORENINGSSPARBANKEN AB
(SWEDEN, 0.7%)

ForeningsSparbanken is Sweden's leading retail bank. The bank resulted from the 1997 merger of Sparbanken and Foreningsbank, two of Sweden's largest banks. The merger of the two banks has created large scope for cost reductions and increased revenues, both of which should drive strong earnings growth in the coming years. Cost reductions will come from branch closures and the integration of back office activities. Increased revenues should result from the selling of Sparbanken's diverse product offerings through the previously under-utilized Foreningsbank branch network. An improving Swedish economy also supports a positive outlook for the shares.

MERCK & CO.
(U.S., 2.1%)

Merck is a leading manufacturer of human and animal health care and specialty products. From the standpoint of research productivity, relations with regulators and high regard of the medical profession, Merck is one of the leaders in the global drug sector. Merck is well positioned in a sector that will clearly benefit from aging demographics around the world and the resulting increase in demand for health products. Industry fundamentals, along with the company's strong product pipeline, should ensure continued double-digit revenue growth over the medium term.

----------
* Portfolio is subject to change.

                         VAN ECK GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The hard asset market was unexpectedly difficult during the first half of the year as concerns over a slowing global economy put pressure on most hard asset sectors. In this environment, the Van Eck Global Hard Assets Fund declined 15.2% during the first six months of 1998. Related indices also fell sharply: the Goldman Sachs Commodity Index fell 18.3%, the Morgan Stanley Real Estate Index fell 5.1% and gold shares declined 4.1% (MSCI Gold Mines Index). Several energy-related indices fell precipitously, particularly the oil service and exploration and production sectors in the U.S. and Canada, which declined over 20%.

REVIEW

During the first half of the year, most hard asset sectors suffered greatly from fallout related to the Asian economic crisis. We anticipated some weakness, but did not foresee the depth of the damage. Our efforts to hedge the natural resource equity positions through short commodity positions were successful, but not nearly sufficient to offset significant weakness in the equities. Finally, our defensive position in U.S. REITs failed to provide protection.

Asia's economic crisis is being driven by the region's large debt overhang, the lack of a solvent Asian banking system, and the deflationary transition from command to market economies in China and Japan. Economic conditions were exacerbated by IMF-administered austerity programs in some countries that served to damage rather than repair their economies in the short term.

The weakening of the Asian economies, and thus demand from the region, had a large impact on hard asset investments. Non-Japan Asia has played a large role in the commodity markets in recent years. For example, Korea, China, India and the ASEAN-4 (Indonesia, Malaysia, the Philippines and Thailand) accounted for about 60% of the total growth in world petroleum consumption from 1992 to 1996 and 60-65% of world consumption growth in aluminum, zinc and lead. In addition, since most commodities are priced in dollars, strength in the trade-weighted value of the dollar has been a negative for commodity demand and pricing. Finally, supply additions in many markets continued, putting further pressure on prices.

Understanding this negative impact, we hedged a substantial portion of the Fund's oil and metals exposure during the first half of the year and the Fund profited. Oil prices fell about 20% and industrial metals prices fell about 12% during the first half. Still, allocations to natural resource shares (40-50% of the portfolio) proved to be too high.

In contrast to difficult conditions in other markets, North American real estate appeared to offer strong underlying fundamentals and defensive characteristics, and we therefore allocated over one-third of the portfolio to this sector. However, U.S. real estate securities also declined. Despite low interest rates, earnings and cash flow growth rates well in excess of the U.S. equity market, multiples one-half and dividend yields four times that of the U.S. equity market, the market focused on other concerns. These included assumptions that real estate prices have peaked, that legislative changes would alter the REIT structure and that additions to supply would result in dramatic overbuilding.

Our analysis suggests that these concerns are overdone and that exceptional value can be found in real estate securities. While we agree that prices have risen significantly, so have rents; therefore, the drop in property yields has not been as dramatic as some believe. Furthermore, debt rates and mortgage spreads have declined, preserving positive leverage. Finally, steadily increasing demand due to a strong economy and strong job growth is positive. We believe that the market is ignoring attractive internal growth prospects and development opportunities that should enable the group to deliver earnings and cash flow growth well in excess of the U.S. stock market. In regard to recent legislative attacks on REITs, we believe reforms should have a negligible effect on these securities going forward. Importantly, it appears that the downside in the group is limited given the rise in asset values that underpins current stock prices.

Pulp and paper stocks (approximately 7% of portfolio assets) ended the first half unchanged as strong performance during the first quarter was taken back in the second. Demand weakness in Asia was a key factor in subdued commodity prices, as Asia accounts for approximately one-third of global paper consumption. Significant consolidation activity in one of the most fragmented industries helped buoy valuations during the period.

Industrial metals stocks, which comprise only about 5% of your portfolio, declined during the first half. As in the forest products sector, cost cutting and consolidation were key positives but were more than offset by declining commodity prices on the back of weak Asian demand.

Gold (about 8% of your portfolio) has been trading in a tight range of about $280-$310 an ounce throughout most of the year, as the majority of the negatives appear to have been factored into prices last year.

                         VAN ECK GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------


Notably, the recent pronouncements by the European Central Bank suggest that gold will comprise 15% of its total reserves, in line with expectations.

THE OUTLOOK

Going forward, we will continue to focus on fundamentals, as always. We are further concentrating the portfolio in the most promising sectors and have been upgrading the quality of the Fund's stocks in the process. We feel that there are good absolute and relative values to be realized in hard assets, and that there are selective opportunities at current valuations. We are optimistic that the Fund is well positioned for the second half of 1998.

We continue to favor real estate for the reasons detailed above, and have allocated 39% of your Fund to this sector. Our real estate position is based on conditions of strong pricing power and cheap valuations--both on a relative basis versus the market and on an absolute basis--in select segments of the North American real estate industry.

We believe oil prices are near a bottom. The recently announced OPEC production cuts (of approximately 4% of global production) should be enough to swing the market into a deficit situation in the fourth quarter and bring inventories down to a level that has historically resulted in higher trading ranges than current prices. In addition, there have been recent discussions of a "new alliance" of oil producers who control 70% of the world's known oil reserves. The goal of this alliance would be to boost oil prices by more than 50%. These factors, combined with conservative demand estimates and an expected decrease in inventory levels, should push oil prices up significantly by year end.

We are maintaining a selective (7%) allocation to pulp and paper stocks. We believe recent restructurings are very healthy for the sector from a fundamental standpoint. Further, downside risk should be moderated by prices that are near costs of production, and long-term healthy supply/demand conditions should help support equity valuations despite reduced demand from Asia.

Industrial metals prices are likely to remain subdued in the coming months due to ongoing weakness in demand from Asia. We believe prices are near lows, but that upside is limited in the short term. The third quarter may prove to be an excellent opportunity to purchase equity holdings in this sector for long-term appreciation and we may add to the position. Historically, purchases at current valuation levels have been very rewarding.

With regard to gold, we anticipate that the tight trading range established in the first half will be maintained for the remainder of the year, and we will maintain our policy of buying dips. The key driver of gold, investment demand, will be muted due to the lack of inflationary pressures in the world economy. On the positive side, while we think that additional gold sales by European central banks are likely or at least the threat of gold sales is likely, we believe that factor has already been priced in.

The supply/demand situation in platinum group metals markets looks healthy from an intermediate perspective. We believe Russian stockpiles of palladium have been depleted to close to zero. We have several equity possibilities in this sector that we are actively monitoring and will likely purchase as core fundamental holdings during the summer. These are attractively valued growth stories with restructuring benefits.

We appreciate your participation in the Global Hard Assets Fund and look forward to helping you meet your investment goals in the future.

[PHOTO]                             [PHOTO]

/s/John C. Van Eck                  /s/Derek S. Van Eck
--------------------------------    --------------------------------
JOHN C. VAN ECK                     DEREK S. VAN ECK
CHAIRMAN                            CO-PORTFOLIO MANAGER


[PHOTO]

/s/Kevin L. Reid
-------------------------------
KEVIN L. REID
CO-PORTFOLIO MANAGER

July 27, 1998

                         VAN ECK GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/98
--------------------------------------------------------------------------------

AVERAGE ANNUAL               AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                 SALES CHARGE*    CHARGE
--------------------------------------------------------------------------------
A shares-Life (since 11/2/94)   13.6%           15.1%
--------------------------------------------------------------------------------
1 year                         (14.9)%         (10.7)%
--------------------------------------------------------------------------------
B shares-Life (since 4/24/96)    6.9%            8.6%
--------------------------------------------------------------------------------
1 year                         (15.3)%         (11.1)%
--------------------------------------------------------------------------------
C shares-Life (since 11/2/94)   15.0%           15.0%
--------------------------------------------------------------------------------
1 year                         (11.9)%         (11.1)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge = 4.75%
  B shares: maximum contingent deferred sales charge = 5.0%
  C shares: 1% redemption charge, 1st year

                         VAN ECK GLOBAL HARD ASSETS FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 1998*
--------------------------------------------------------------------------------

PATRIOT AMERICAN HOSPITALITY, INC.
(U.S., 3.0%)

Patriot American Hospitality is a hotel real estate investment trust (REIT). The REIT is affiliated with Wyndham Hotel Corporation, a hotel management and operating company. Shares of the Trust and operating company are paired and trade as a unit.

STARWOOD HOTELS & RESORTS
(U.S., 2.9%)

Starwood Hotels & Resorts is a fully integrated owner/operator of full-service hotels. It is comprised of Starwood Hotels & Resorts Trust, a REIT, which owns primarily hotel assets, and Starwood Hotels & Resorts Worldwide, Inc., a hotel management and operating company, which manages the hotels and related assets. Starwood controls both the Westin and Sheraton brands, among others.Shares of the Trust and operating company are paired and trade as a unit.

EQUITY RESIDENTIAL PROPERTIES TRUST
(U.S., 2.0%)

Equity Residential Properties is a real estate investment trust that owns and operates multi-family properties containing apartment units. Its properties are located in 34 states throughout the United States. The company is one of the largest owners of apartments in the U.S.

STEEL DYNAMICS, INC.
(U.S., 2.0%)

Steel Dynamics owns and operates a flat-rolled steel mini-mill, as well as a cold mill. The company is also constructing a plant for the manufacture of direct reduced iron. Steel Dynamics's customers include intermediate steel processors, steel service centers and end users such as manufacturers of cold-rolled strip, oil and gas transmission pipe and mechanical and structural tube.

MACK-CALI REALTY CORPORATION
(U.S., 1.9%)

Mack-Cali is a self-administered and self-managed real estate investment trust. Along with its subsidiaries, the company develops, owns, manages and leases primarily office and related properties. Mack-Cali's properties are located predominantly in the Northeast and Southwest regions of the United States.

SMITH INTERNATIONAL, INC.
(U.S., 1.8%)

Smith International supplies products and services to the oil and gas exploration and production industry. The company's products and services include drilling and completion fluid systems, solids control equipment, waste management services, three-cone drill bits, diamond drill bits, fishing services, drilling tools, underreamers, sidetracking systems and liner hangers.

ASIA PULP & PAPER COMPANY LTD.
(SINGAPORE, 1.8%)

Asia Pulp & Paper, through its subsidiaries, is a vertically integrated pulp and paper producer in Asia (except Japan) and throughout the world. The company produces a variety of printing and writing paper, including coated and uncoated freesheets, cut-sized photocopier paper, stationery and carbonless paper and a range of tissue paper products.

ST. LAURENT PAPERBOARD INC.
(CANADA, 1.7%)

St. Laurent Paperboard supplies, manufactures and converts value-added paperboard products throughout North America. The company owns and operates four primary mills and owns ten converting plants, as well as 372,000 hectares of forest land.

KCS ENERGY, INC.
(U.S., 1.5%)

KCS Energy is an independent energy company that acquires, explores for, develops and produces natural gas and crude oil. The company operates in the Rocky Mountain, mid-continent, and Gulf Coast regions of the United States. KCS also owns oil and gas property interests in the Gulf of Mexico and Michigan's Niagaran Reef trend.

CHIEFTAIN INTERNATIONAL, INC.
(CANADA, 1.4%)

Chieftain International explores for and produces oil and natural gas in the United States, as well as in the United Kingdom sector of the North Sea and in Libya. The company operates exploration offices in Dallas and New Orleans. Chieftain's activities in the U.S. are primarily located in Utah and the Gulf of Mexico.

----------
*Portfolio is subject to change.

                         VAN ECK GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

                            GEOGRAPHICAL WEIGHTINGS*
                               AS OF JUNE 30, 1998

Australia 1.5%
Canada 24.3%
France 0.9%
Italy 0.7%
Mexico 0.6%
Russia 1.1%
Singapore 1.8%
Sweden 1.0%
United Kingdom 1.1%
United States 53.2%
Cash/Equiv 13.8%


                               SECTOR WEIGHTINGS*
                               AS OF JUNE 30, 1998

Energy 27.0%
Industrial Metals 5.2%
Precious Metals 7.8%
Forest Products and Paper 6.5%
Real Estate 39.0%
Cash/Equiv. 13.8%
Other 0.7%

[ABOVE TABLES ARE REPRESENTED BY PIE CHARTS IN PRINTED PIECE]

*Weightings take "short" positions into account. (See "Schedule of POrtfolio Investments," p. 38.)

                         VAN ECK GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The first six months of 1998 were challenging for global real estate markets. The Salomon Smith Barney World Property Index declined 9.3% in the first half of the year, while U.S. REITs fell about 5%. In this environment, the Van Eck Global Real Estate Fund significantly outperformed, due to both prudent diversification and selective stock picking. Your Fund had a total return of -0.2% for the first six months of the year compared to an average return of -5.3% among 71 real estate funds tracked by Standard & Poor's Micropal, a mutual fund evaluation service. We are pleased to report that the Fund ranked second* among those funds for the period. The Global Real Estate Fund remains up 18.3% since its inception on June 23, 1997.

NORTH AMERICA

At approximately 60% of total net assets, the U.S. remained the Fund's largest country allocation, with office and hotel holdings the largest sector weightings. As we headed into 1998, the environment remained favorable for most commercial property sectors and fundamentals were strong, with earnings and cash flow growth rates well in excess of the broader stock market. However, a number of factors had a negative effect.

First, some investors became concerned about a potential real estate "bubble," as certain "trophy" buildings have recently traded hands at seemingly high prices. In our opinion, while absolute values have risen, factoring in today's higher rents and attractive interest rates, prices are still generally reasonable. Second, many were worried about new supply flooding the market. While it is true that construction starts have been up significantly, except for select cities and property types, we are comfortable that landlord pricing power will hold as a strong economy and job creation drive demand.

Adding to negative sentiment was press coverage of IRS reforms passed by Congress that target "paired share" REITs (a specific REIT structure), which has left many uninformed investors concerned that the REIT structure itself is endangered. We believe that, going forward, these measures should have a negligible effect on REITs and REIT shareholders as a whole.

Finally, many growth and income funds that had owned REITs as a defensive measure in the second half of 1997 exited the group in pursuit of more aggressive returns in other sectors of the market.

We believe that these factors have resulted in very attractive valuations and thus have added to your Fund's U.S. holdings. We augmented positions in Patriot American Hospitality and Starwood Hotels & Resorts, two of the largest paired share REITs in the market, which were oversold and remain promising, in our opinion.

We maintained your portfolio's overweight position in Canada with over 14% of assets in Canadian holdings. We believe the Canadian real estate market offers enormous potential at this time. Most of the positive factors prevalent in the U.S. market have been present in Canada, with the added advantage that Canada's real estate cycle has been one to three years behind the U.S. Therefore, we were surprised that Canadian property companies declined significantly in the first half of the year. Canadian investors focused on a potential slowdown as a result of the Asia crisis (Canada is a large trading partner to Asia), as well as pending bank mergers, both of which could dampen demand for real estate. Further impacting returns to U.S. investors was a weak Canadian dollar, which has been trading at record lows. As we are still positive on the outlook for the Canadian property market given strong fundamentals, we selectively added to the portfolio's Canadian positions (in stocks such as TrizecHahn and Bentall) as prices declined.

EUROPE

At June 30, your Fund had 10.8% of net assets in Europe, including Finland, France, Sweden and the UK. The broad European stock markets turned in exceptional performance in the first half of the year due to rising GDP (Gross Domestic Product) growth estimates, a generally favorable interest rate environment and euphoria over economic and monetary union. Selective European property stocks benefited from this favorable backdrop as well as from improving real estate fundamentals on the Continent, and the European stocks held in your portfolio achieved exceptional returns. A recently added position in Sponda (a Finnish IPO - initial public offering), a substantial position in France's Accor (a hotel stock benefiting from World Cup-related tourism) and several Swedish holdings (which benefited primarily from corporate restructurings) all provided strong returns for the Fund. Even in the UK, despite concerns of overheating property markets and high property stock valuations, our holdings in Thistle Hotels (which is said to be a merger candidate) and Millennium & Copthorne (another hotel company) boosted Fund performance.

THE FAR EAST

Asia's financial crisis, which hit in the latter half of 1997, continues to be a major problem. Even after a 35% decline in Asian property stocks last year, these equities declined further in 1998 as recessions, shaky currencies and high interest rates depressed demand. The Fund remained very underweighted in the Far East,

                         VAN ECK GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------


with a 3.1% total allocation to Australia and Japan. In Japan, there has been continued soft real estate demand on the back of a weak economy and continued government dithering, but we have maintained a small position while awaiting signs of reforms that could stimulate the economy, and hence, demand for real estate. We have hedged the majority of the Fund's yen exposure, eliminating the downside risk from currency weakness. Your Fund's only Australian stock, Westfield Holdings (which is the adviser to another Fund holding, Westfield America), has been an exception among its peers, with significant positive performance year to date.

THE OUTLOOK

The outlook for real estate investments in many regions of the world remains positive. In the U.S., REITs are notably undervalued, both on a relative basis to the broad market and on an absolute basis. U.S. property values are up only about one-third as much as the S&P 500 over the last four years. Moreover, U.S. REITs are trading at record dividend yield spreads to the S&P--investors currently earn an average of 6% on REITs versus 1.5% on the S&P 500. FFO ("funds from operations") multiples on REITs are near record lows compared to the S&P 500, while earnings growth rates for REITs are substantially higher. Further, many REITs are trading at or near their underlying asset value, providing a degree of downside protection. We believe that as investors reevaluate relative value and their concerns over general market volatility grow, they will again become buyers of real estate securities as a defensive move.

In the current environment, we plan to maintain the portfolio's overweight position in the U.S. We plan to continue to emphasize the office and hotel sectors and will remain underweighted in retail and residential stocks given where we are in the U.S. real estate cycle.

In Canada, we believe fundamentals are intact and see even less risk of overbuilding in the next one to two years than in the U.S. Additionally, interest rates in Canada continue to be near record lows, providing support to the generally more highly-leveraged Canadian property companies.

In Europe, we may moderately increase exposure. Improving economies and recently recovering real estate markets are positives. Also of note, public real estate companies on the Continent are becoming more focused and proactive, following the U.S. REIT example. Valuations here are not cheap, however, and we will add to these positions on a selective basis, focusing on corporate restructurings and other unique opportunities.

Although we remain cautious on the region overall, we may selectively add to the Far East allocation, given depressed stock prices. We believe that pent-up demand for residential property in places like Hong Kong will present opportunities for the Fund in the future. We plan to maintain the small Japanese position, waiting for positive signs in the economy, but will continue to hedge the yen.

We thank you for your participation in the Global Real Estate Fund and look forward to helping you meet your investment goals in the future.

[PHOTO]                             [PHOTO]

/s/John C. Van Eck                  /s/Kevin L. Reid
----------------------------        ----------------------------
JOHN C. VAN ECK                     KEVIN L. REID
CHAIRMAN                            PORTFOLIO MANAGER

July 22, 1998

----------
*The Fund ranked seventh among 64 funds for the 1-year period ended 6/30/98 and seventh among 64 funds since its inception on 6/23/97.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/98
--------------------------------------------------------------------------------

AVERAGE ANNUAL               AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                 SALES CHARGE**   CHARGE
--------------------------------------------------------------------------------
A shares-Life (since 6/23/97)   12.4%           17.9%
--------------------------------------------------------------------------------
1 year                          11.3%           16.8%
--------------------------------------------------------------------------------
B shares-Life (since 10/9/97)+  (6.3)%          (1.7)%
--------------------------------------------------------------------------------
C shares-Life (since 10/9/97)+  (2.5)%          (1.6)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

**A shares: maximum sales charge = 4.75%
  B shares: maximum contingent deferred sales charge = 5.0%
  C shares: 1% redemption charge, 1st year
+ Not annualized

                         VAN ECK GLOBAL REAL ESTATE FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 1998*
--------------------------------------------------------------------------------

PATRIOT AMERICAN HOSPITALITY, INC.
(U.S., 5.5%)

Patriot American Hospitality is a hotel real estate investment trust (REIT). The REIT is affiliated with Wyndham Hotel Corporation, a hotel management and operating company. Shares of the Trust and operating company are paired and trade as a unit.

SIGNATURE RESORTS, INC.
(U.S., 5.3%)

Signature Resorts recently changed its name to Sunterra Corporation (after June
30). The company owns and operates vacation ownership resorts. Its properties include 85 resort locations around the world, with more than 200,000 owner families. Sunterra, through its Marc Hotels & Resorts subsidiary, manages an additional 22 resorts in Hawaii.

STARWOOD HOTELS & RESORTS
(U.S., 3.9%)

Starwood Hotels & Resorts is a fully integrated owner/operator of full-service hotels. It is comprised of Starwood Hotels & Resorts Trust, a REIT, which owns primarily hotel assets, and Starwood Hotels & Resorts Worldwide, Inc., a hotel management and operating company, which manages the hotels and related assets. Starwood controls both the Westin and Sheraton brands, among others. Shares of the trust and the operating company are paired and trade as a unit.

SPONDA OYJ
(FINLAND, 3.7%)

Sponda is a real estate company that owns and manages commercial rental properties primarily located in and around Helsinki and in the city of Tampere in Finland. Sponda owns and manages the dominant retail mall in Scandinavia, in addition to industrial buildings, a hotel and offices. The company is partly owned by the Finnish government.

TRIZECHAHN CORPORATION
(CANADA, 2.9%)

TrizecHahn is a real estate development and operating company. The company, through its wholly owned subsidiaries, acquires, develops, manages and owns income-producing commercial real estate comprised primarily of office buildings in the United States and Canada and super-regional retail centers in the U.S. The company is also active outside North America, particularly in Europe.

CORNERSTONE PROPERTIES, INC.
(U.S., 2.8%)

Cornerstone Properties is a self-advised equity real estate investment trust. The company invests in Class A office properties in prime central business district locations and major suburban office markets in U.S. metropolitan areas.

BENTALL CORPORATION
(CANADA, 2.8%)

Bentall owns, manages and develops office properties. The company's real estate portfolio consists of downtown and suburban office space in Vancouver, Seattle and Southern California.

MACK-CALI REALTY CORPORATION
(U.S., 2.7%)

Mack-Cali is a self-administered and self-managed real estate investment trust. Along with its subsidiaries, the company develops, owns, manages and leases mostly office and related properties. Mack-Cali's properties are located primarily in the Northeast and Southwest regions of the U.S.

ACCOR SA
(FRANCE, 2.6%)

Accor operates a network of 2,577 hotels, 3,000 travel agencies and 1,000 restaurants worldwide. Major brand names include "Ibis" hotels, "Hotel Sofitel" and "Europcar." The company is the largest owner of hotel rooms in France and one of the world's largest lodging companies.

PRENTISS PROPERTIES TRUST
(U.S., 2.6%)

Prentiss Properties is a self-administered and self-managed real estate investment trust (REIT). The trust owns interests in office and industrial properties in national markets.

------------------------
*Portfolio is subject to change.

                         VAN ECK GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------



                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 1998


(The following table is represented by a pie chart in the printed report)

Australia            0.9%
Canada              14.7%
Finland              3.7%
France               3.1%
Japan                2.2%
Sweden               2.2%
United Kingdom       1.8%
United States       59.8%
Cash/Equiv.         11.6%




                                SECTOR WEIGHTINGS
                               AS OF JUNE 30, 1998


(The following table is represented by a pie chart in the printed report)

Diversified         18.4%
Hotels              20.8%
Office/Industrial   25.6%
Residential          6.1%
Retail               9.6%
Specialty            7.9%
Cash/Equiv.         11.6%

                           VAN ECK GOLD/RESOURCES FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

During the first six months of 1998, after rising from a January low of $278.50 an ounce to $314.50 in April, gold closed on June 30 at $297.00 an ounce.

Perceptions of Asian currency and banking conditions and their effect on global economic conditions were the primary influences on the gold price during the period. As currencies stabilized early in the year, deflationary concerns abated and gold rose to its April high. When pressure resumed on both emerging market currencies and the Japanese yen, funds flowed into the U.S. dollar and gold retraced some of its earlier gains. Gold-mining shares generally tracked the gold price, reaching their highs in mid-April and their January lows again in June. The Van Eck Gold/Resources Fund had a total return of -7.2% for the first half of the year, versus an average return of -8.9% among the 41 gold funds tracked by Standard & Poor's Micropal, a mutual fund evaluation service.

GOLD-MINING SHARES

Gold shares, while achieving solid performance in the first quarter, came under pressure in the second quarter as bullion declined from its April highs. In this low gold price environment, companies have been slashing exploration budgets and looking to add value through acquisitions or mergers. The net effect of this activity has been to form fewer but larger gold-mining companies that are able to curtail high-cost operations and gain economies of scale. Gold/Resources has benefited from this activity, as some of the best performers in the first half were acquisition-related.

The Australian producers recorded a 3.0% increase in the first half, as measured by the Australian Stock Exchange Gold and Silver Index (in U.S. dollar terms). The superior performance of the Australian sector was due to gains of between 16% and 18% from Acacia, Delta and Lihir Gold. Acacia and Delta had excellent operating and exploration results from their Sunrise Dam project in western Australia. Lihir Gold has been managing an exemplary start-up at its mine in Papua New Guinea, which Canadian Placer Dome has shown an interest in acquiring. These companies comprise 21% of the Australian portion of the Fund. The Australian sector has been reduced to 10.5% of total net assets as a result of the acquisition of Australian producer Plutonic Resources by U.S.-based Homestake Mining.

North American shares, as measured by the Toronto Stock Exchange Gold and Silver Index and the Philadelphia Gold and Silver Index (XAU), declined 7.1% and 3.3%, respectively. While most North American stocks were down, the market looked favorably on the Homestake/Plutonic acquisition, as Homestake was up 10.2% in the first half. Homestake has announced a bid for another low-cost producer, Prime Resources. Barrick gained 3% as it continued to expand its low-cost operations, and Kinross performed well following its merger with Amax Gold. As of June 30, 1998, Gold/Resources was 70.7% invested in North America.

THE OUTLOOK

A. POSSIBLE GOLD PRICE RECOVERY

(1) IMPROVED MARKET SENTIMENT

The co-conspirators in driving the gold price down during the last two years have been the speculative funds and certain central banks. The latter have provided the necessary market liquidity and their actions are responsible for the "fear factor" that has encouraged the short selling. We believe the negative sentiment is in the process of turning positive.

At the June Financial Times World Gold Conference in Barcelona, Spain, a central bank speaker from the Austrian National Bank stated that "public confidence in central banks is largely based on the idea that central banks are not primarily income-driven institutions, but are responsible for maintaining confidence and trust in the currency.... Psychology is, and should be, an important factor in the holding of gold by central banks. The fact that gold is no one's liability is one of the pillars of public confidence." The Bank of France stated, "The main holders of gold had not changed their view on the need for gold to make up a part of their reserves as a guarantee in the financial system. Neither the United States, the Bundesbank, the Bank of Italy, nor of course, the Bank of France, plans to sell the precious metal."

John Willson, president of Placer Dome Inc., Canada's second-largest gold producer, delivered a passionate denunciation of central bank activity at the conference. Since 1996, central banks had earned less than $1 billion from lending gold to the market but had caused a $100 billion drop in the value of their reserves. Brett Kebble, chairman of the Gold and Uranium Division of JCI Limited, suggested that in the future, central banks were likely to change their approach to gold. Another speaker added that they would become stabilizing forces in the market rather than "going on the rampage" by selling some of their gold reserves in an uncoordinated way. Bobby Godsell, chief executive officer of Anglogold Limited, the world's largest gold-mining company, said that the leading gold companies are "set fair for the day when the bull market returns--as return it must."

In early July, the European Central Bank announced that 15% of its members' reserves would be held in gold. Most of Europe's gold reserves will continue to be held by the individual member nations. Once the European Central Bank is functioning, member nations will be constrained

                           VAN ECK GOLD/RESOURCES FUND
--------------------------------------------------------------------------------

from gold sales since the bank's operational framework provides that "foreign assets which are not pooled will be subject to the guidelines issued by the ECB."

(2) REVERSION TO MEAN IN RELATIONSHIP TO STOCKS

The extraordinary economic expansion in the United States that began in 1990 and the corresponding stock market boom have, in our opinion, partially been stimulated by a large increase in private debt. Monetary policy is based on "maximum sustainable economic growth" and "price stability" of about 2% average annual increase in consumer prices. Policy has not evidently been based on controlling excessive debt expansion. The current private sector's (household and corporate) financial deficit, financed primarily by borrowing, began in 1996 and is currently running at a record 3.3% of gross domestic product. The private sector is normally in surplus. No one knows how long this rapid debt creation will last, but we believe it is not sustainable for long. Common stock earnings are also under pressure from tight labor markets and the economic and financial troubles of Asian economies. Gold is one of the few assets that is negatively correlated with stock prices. It seems to us that the Dow Jones Industrial Average is overvalued and gold shares are undervalued at present. When and if the current stock market cycle has a major correction, it is our judgment that the ratio of the Dow to the price of gold, now about 31, will turn down and revert to its mean. Gold may once again outperform the Dow.

B. POSSIBLE GOLD BULL MARKET

Current economic imbalances are, if not reversed, possibly leading to a breakdown of the international monetary system and a future dollar crisis, in our opinion. Past currency crises and now the Asian crisis have demonstrated the fundamental instability in the currency markets. At present, the dollar has replaced gold as global investors' principal store of value in times of fear and uncertainty. Over the past fifteen years the United States' cumulative current account deficit has climbed to approximately $1.7 trillion, of which $1 trillion represents mainly net short-term capital inflows and $0.7 trillion are foreign accumulated official monetary reserves. The trend toward growing U.S. trade investment account and current balance of payment deficits shows no signs of reversal (see chart--top right). By the turn of the century, U.S. net overseas debt could amount to 25% of gross domestic product. Interest payments on these debts cumulate (see chart--bottom right). Eventually, a future crisis may arise from a reversal of foreign confidence in investing in the dollar. The Bank for International Settlements (BIS) and the OECD both recently expressed their concerns about this danger.

The BIS' latest annual report said that the markets might "lose patience with the accumulation of U.S. external debt and drive the dollar sharply lower." The Chairman of the Federal Reserve System recently said that while U.S. monetary policy must consider its effect on foreign financial markets, it must ultimately aim at optimal performance of the U.S. economy. The weakness of the international monetary system is the fact that each country, including the United States, has its own business cycle and fiscal and monetary needs and policies which differ, and that competitive devaluations are resorted to when problems arise. No one knows the future, but it is possible to visualize a recession in the United States in which, as Barry Bosworth of the Brookings Institution bluntly stated, "We say to hell with the exchange rate. We lower interest rates, and we run an expansionary fiscal policy. We focus on the domestic economy and get it rolling again." Under these circumstances, it is difficult to believe global investors would still retain confidence in

--------------------------------------------------------------
(The following table represents a graph in the printed report)

FOREIGN HOLDINGS OF U.S. TREASURIES; U.S. DOLLAR INDEX

        Billions  U.S.
           of     Dollar
        Dollars   Index
        -------  -------
1988_____329.94   88.29
_________341.27   95.64
_________340.94   97.91
_________353.84   92.71
1989_____368.03   98.29
_________360.8   102.32
_________386.12   98.64
_________423.8    93.2
1990_____415.74   93.59
_________421.33   91.42
_________434.21   85.99
_________450.29   83.44
1991_____455.18   91.7
_________465.1    96.26
_________469.52   89.78
_________496.6    83.71
1992_____512.2    89.85
_________533.69   83.81
_________538.28   81.45
_________548.08   92.43
1993_____562.52   92.06
_________567.9    93.68
_________590.25   92.98
_________625.07   96.93
1994_____635.88   93.17
_________634.7    89.59
_________656.84   87.92
_________660.1    88.85
1995_____700.24   82.11
_________755.92   81.78
_________813.81   84.3
_________860.89   84.77
1996_____929.49   86.59
_________957.76   87.83
_________1026.63  88.1
_________1109.51  88.23
1997_____1180.6   94.53
_________1213.59  95.77
_________1256.61  97.47
_________1265.56  99.81
1998_____1275.58 101.54

_____ foreign holdings of U.S. public debt    ----- U.S. dollar index
      (estimated)                                   (vs. a basket of
  Source:DATASTREAM                                 other currencies)


(The following table represents a mountain chart in the printed report)

NET U.S. GOVERNMENT INCOME PAYMENTS TO FOREIGN INVESTORS

                        Billions
             Year      of Dollars
          ---------   ------------
             Q4 70         117
              1971         277
             Q2 71         445
             Q3 71         678
             Q4 71         938
              1972       1,225
             Q2 72       1,495
             Q3 72       1,654
             Q4 72       1,818
              1973       2,023
             Q2 73       2,330
             Q3 73       2,649
             Q4 73       2,900
              1974       3,007
             Q2 74       3,016
             Q3 74       3,056
             Q4 74       3,188
              1975       3,438
             Q2 75       3,505
             Q3 75       3,512
             Q4 75       3,430
              1976       3,212
             Q2 76       3,149
             Q3 76       3,120
             Q4 76       3,188
              1977       3,234
             Q2 77       3,346
             Q3 77       3,519
             Q4 77       3,917
              1978       4,625
             Q2 78       5,363
             Q3 78       6,117
             Q4 78       6,831
              1979       7,537
             Q2 79       8,156
             Q3 79       8,600
             Q4 79       8,827
              1980       9,103
             Q2 80       9,252
             Q3 80       9,442
             Q4 80      10,122
              1981      10,776
             Q2 80      11,881
             Q3 81      12,970
             Q4 81      13,633
              1982      14,130
             Q2 82      14,224
             Q3 82      14,784
             Q4 82      15,164
              1983      15,027
             Q2 83      14,946
             Q3 83      14,456
             Q4 83      14,161
              1984      14,389
             Q2 84      14,532
             Q3 84      15,168
             Q4 84      15,928
              1985      16,677
             Q2 85      17,479
             Q3 85      17,595
             Q4 85      17,631
              1986      17,690
             Q2 86      17,858
             Q3 86      17,811
             Q4 86      18,213
              1987      18,772
             Q2 87      19,263
             Q3 87      20,220
             Q4 87      20,907
              1988      20,332
             Q2 88      21,652
             Q3 88      23,504
             Q4 88      25,013
              1989      28,669
             Q2 89      30,708
             Q3 89      31,614
             Q4 89      32,711
              1990      32,611
             Q2 90      32,312
             Q3 90      32,604
             Q4 90      30,259
              1991      30,014
             Q2 91      30,220
             Q3 91      30,317
             Q4 91      32,848
              1992      33,164
             Q2 92      32,814
             Q3 92      32,413
             Q4 92      31,968
              1993      32,194
             Q2 93      32,539
             Q3 93      33,259
             Q4 93      34,269
              1994      35,032
             Q2 94      36,276
             Q3 94      37,811
             Q4 94      40,071
              1995      43,034
             Q2 95      46,187
             Q3 95      49,818
             Q4 95      52,657
              1996      54,421
             Q2 96      56,267
             Q3 96      58,762
             Q4 96      62,757
              1997      68,237
             Q2 97      74,589
             Q3 97      80,085
             Q4 97      83,937
              1998      86,239

(primarily interest on Treasuries; $ Billion; annual rates)

                           VAN ECK GOLD/RESOURCES FUND
--------------------------------------------------------------------------------

the dollar. Once again, gold may accordingly become the asset of choice. In our opinion, such an investment demand may well culminate in a new bull market for gold.

INVESTMENT POLICY - CONCLUSION

It has always been our recommendation that gold is a special asset class, a form of cash reserve, which should be prudently held in modest amounts in investment portfolios to hedge against serious unpredictable economic, financial and monetary crises. This policy has been very successful in protecting portfolios at various times, especially in the 1970s, but, of course, not in the last few years when the objective has been growth rather than the protection of capital. However, it is reported that at least 200 tonnes of gold are currently held by leading pension funds. In view of the fact that gold is historically undervalued and in view of our opinion that the two trends discussed above (possible excessive private debt creation and never-ending balance of payments deficits) are eventually unsustainable and growing in risk, we believe now more than ever that gold and gold-share portfolio diversification may again serve their purpose of protecting overall investment portfolios.

We appreciate your participation in the Gold/Resources Fund and look forward to helping you meet your investment goals in the future.



/s/John C. Van Eck
------------------
JOHN C. VAN ECK
CHAIRMAN

July 27, 1998


-------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/98

                              AFTER MAXIMUM
AVERAGE ANNUAL                 SALES CHARGE      BEFORE SALES
TOTAL RETURN                    OF 5.75%           CHARGE
--------------------------------------------------------------
A shares--Life (since 2/15/86)    0.0%            0.5%
--------------------------------------------------------------
10 years                         (5.2)%          (4.6)%
5 years                         (12.3)%         (11.2)%
1 year                          (35.0)%         (31.1)%
--------------------------------------------------------------
The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

---------
                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 1998

Australia           10.5%
Canada              39.6%
Ghana                2.0%
Peru                 0.9%
United Kingdom       1.1%
United States       31.1%
Cash/Equiv.         14.8%

                    VAN ECK INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

In the first six months of 1998, after rising from a January low of $278.50 an ounce to $314.50 in April, gold closed on June 30 at $297.00 an ounce.

Perceptions of Asian currency and banking conditions and their effect on global economic conditions were the primary influences on the gold price during the period. As currencies stabilized early in the year, deflationary concerns abated and gold rose to its April high. When pressure resumed on both emerging market currencies and the Japanese yen, funds flowed into the U.S. dollar, and gold retraced some of its earlier gains. Gold-mining shares generally tracked the gold price, reaching their highs in mid-April and testing their January lows again in June. The Van Eck International Investors Gold Fund had a total return of -10.3% for the first half of the year.

DIVIDEND NEWS

A quarterly dividend of $.01 a share was paid on June 30, 1998 to shareholders of record on June 26, 1998. You should have received a check or, if you participate in the dividend reinvestment plan, a statement showing the number of shares purchased for your account at net asset value on the dividend reinvestment date, June 30, 1998.

GOLD-MINING SHARES

Gold shares, after achieving solid performance in the first quarter, came under pressure in the second quarter as bullion declined from its April highs. In this low gold price environment, companies have been slashing exploration budgets and looking to add value through acquisitions or mergers. The net effect of this activity has been to form fewer but larger gold-mining companies that are able to curtail high-cost operations and gain economies of scale. International Investors has benefited from this activity, as some of the best performers in the first half were acquisition-related.

The Australian producers recorded a 3.0% increase in the first half, as measured by the Australian Stock Exchange Gold and Silver Index (in U.S. dollar terms). The superior performance of the Australian sector was due to gains of between 16% and 18% from Acacia, Delta and Lihir Gold. Acacia and Delta had excellent operating and exploration results from their Sunrise Dam project in western Australia. Lihir Gold has been managing an exemplary start-up at its mine in Papua New Guinea, which Canadian Placer Dome has shown an interest in acquiring. These companies comprise 25% of the Australian portion of the Fund. The Australian sector has been reduced to 3.7% of total net assets as a result of the acquisition of Australian producer Plutonic Resources by U.S.-based Homestake Mining.

North American shares, as measured by the Toronto Stock Exchange Gold and Silver Index and the Philadelphia Gold and Silver Index (XAU), declined 7.1% and 3.3%, respectively. While most North American stocks were down, the market looked favorably on the Homestake/Plutonic acquisition, as Homestake was up 10.2% in the first half. Homestake has announced a bid for another low-cost producer, Prime Resources. Barrick gained 3% as it continued to expand its low-cost operations and Kinross performed well following its merger with Amax Gold. As of June 30, 1998, International Investors was 43.7% invested in North America.

South African gold shares declined 6.7% (in U.S. dollars) in the first half, as gauged by the Johannesburg Stock Exchange Gold Index. The industry continues to consolidate in order to reduce costs and achieve greater operating and exploration efficiencies. The completion of the Anglogold merger resulted in the amalgamation of seven companies into the largest gold producer in the world at approximately seven million ounces per year. Additionally, the sale of Evander to Harmony was seen as accretive, as each registered gains of 17.3% and 80.6%, respectively. The Fund was 25.9% invested in South Africa as of June 30.

THE OUTLOOK

A. POSSIBLE GOLD PRICE RECOVERY

(1) IMPROVED MARKET SENTIMENT

The co-conspirators in driving the gold price down during the last two years have been the speculative funds and certain central banks. The latter have provided the necessary market liquidity and their actions are responsible for the "fear factor" that has encouraged the short selling. We believe the negative sentiment is in the process of turning positive.

At the June Financial Times World Gold Conference in Barcelona, Spain, a central bank speaker from the Austrian National Bank stated that "public confidence in central banks is largely based on the idea that central banks are not primarily income-driven institutions, but are responsible for maintaining confidence and trust in the currency.... Psychology is, and should be, an important factor in the holding of gold by central banks. The fact that gold is no one's liability is one of the pillars of public confidence." The Bank of France stated, "The main holders of gold had not changed their view on the need for gold to make up a part of their reserves as a guarantee in the financial system. Neither the United States, the Bundesbank, the Bank of Italy, nor of course, the Bank of France, plans to sell the precious metal."

                    VAN ECK INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

John Willson, president of Placer Dome Inc., Canada's second-largest gold producer, delivered a passionate denunciation of central bank activity at the conference. Since 1996, central banks had earned less than $1 billion from lending gold to the market but had caused a $100 billion drop in the value of their reserves. Brett Kebble, chairman of the Gold and Uranium Division of JCI Limited, suggested that in the future, central banks were likely to change their approach to gold. Another speaker added that they would become stabilizing forces in the market rather than "going on the rampage" by selling some of their gold reserves in an uncoordinated way. Bobby Godsell, chief executive officer of Anglogold Limited, the world's largest gold-mining company, said that the leading gold companies are "set fair for the day when the bull market returns--as return it must."

In early July, the European Central Bank announced that 15% of its members' reserves would be held in gold. Most of Europe's gold reserves will continue to be held by the individual member nations. Once the European Central Bank is functioning, member nations will be constrained from gold sales since the bank's operational framework provides that "foreign assets which are not pooled will be subject to the guidelines issued by the ECB."

(2) REVERSION TO MEAN IN RELATIONSHIP TO STOCKS

The extraordinary economic expansion in the United States since 1990 and corresponding stock market boom have, in our opinion, partially been stimulated by a large increase in private debt. Monetary policy is based on "maximum sustainable economic growth" and "price stability" of about 2% average annual increase in consumer prices. Policy has not evidently been based on controlling excessive debt expansion. The current private sector's (household and corporate) financial deficit, financed primarily by borrowing, began in 1996 and is currently running at a record 3.3% of gross domestic product. The private sector is normally in surplus. No one knows how long this rapid debt creation will last, but we believe it is not sustainable for long. Common stock earnings are also under pressure from tight labor markets and the economic and financial troubles of Asian economies. Gold is one of the few assets that is negatively correlated with stock prices. It seems to us that the Dow Jones Industrial Average is overvalued and gold shares are undervalued at present. When and if the current stock market cycle has a major correction, it is our judgment that the ratio of the Dow to the price of gold, now about 31, will turn down and revert to its mean. Gold may once again outperform the Dow.

B. POSSIBLE GOLD BULL MARKET

Current economic imbalances are, if not reversed, possibly leading to a breakdown of the international monetary system and a future dollar crisis, in our opinion. Past currency crises and now the Asian crisis have demonstrated the fundamental instability in the currency markets. At present, the dollar has replaced gold as global investors' principal store of value in times of fear and uncertainty. Over the past fifteen years the United States' cumulative current account deficit has climbed to approximately $1.7 trillion, of which $1 trillion represents mainly net short-term capital inflows and $0.7 trillion are foreign accumulated official monetary reserves. The trend toward growing U.S. trade investment account and current balance of payment deficits shows no signs of reversal (see chart below). By the turn of the century, U.S. net overseas debt could amount to 25% of gross domestic product. Interest payments on these debts cumulate (see chart on next page). Eventually, a future crisis may arise from a reversal of foreign confidence in investing in the dollar. The Bank for International Settlements (BIS) and the OECD both recently expressed their concerns about this danger. The BIS' latest annual report said that the markets might "lose patience with the accumulation of U.S. external debt and drive the dollar sharply lower." The Chairman of the Federal Reserve System recently said that while U.S. monetary policy must consider its effect on foreign financial markets, it must ultimately aim at optimal performance of the U.S. economy. The weakness of the international monetary system is the fact that each country, including the United States, has its own business cycle and fiscal and monetary needs and

[THE FOLLOWING IS REPRESENTED BY A GRAPH IN PRINTED PIECE]

                                Foreign Holdings
       foreign holdings        of U.S. Treasuries;
        of U.S. public          U.S. Dollar Index
       debt (estimated)         (VS. a basket of
      Billions of Dollars       other currencies)

1988       329.94                     88.29
           341.27                     95.64
           340.94                     97.91
           353.84                     92.71
1989       368.03                     98.29
           360.8                     102.32
           386.12                     98.64
           423.8                      93.2
1990       415.74                     93.59
           421.33                     91.42
           434.21                     85.99
           450.29                     83.44
1991       455.18                     91.7
           465.1                      96.26
           469.52                     89.78
           496.6                      83.71
1992       512.2                      89.85
           533.69                     83.81
           538.28                     81.45
           548.08                     92.43
1993       562.52                     92.06
           567.9                      93.68
           590.25                     92.98
           625.07                     96.93
1994       635.88                     93.17
           634.7                      89.59
           656.84                     87.92
           660.1                      88.85
1995       700.24                     82.11
           755.92                     81.78
           813.81                     84.3
           860.89                     84.77
1996       929.49                     86.59
           957.76                     87.83
          1026.63                     88.1
          1109.51                     88.23
1997      1180.6                      94.53
          1213.59                     95.77
          1256.61                     97.47
          1265.56                     99.81
1998      1275.58                    101.54

Source: DATASTREAM

                    VAN ECK INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

[THE FOLLOWING IS REPRESENTED BY A GRAPH IN THE PRINTED PIECE]

                             Net U.S.
                            Government
                              Income
                            Payments to
                         Foreign Investors
                            Billions of
       Year                   Dollars
     -------               -------------
      Q4 70                    117
       1971                    277
      Q2 71                    445
      Q3 71                    678
      Q4 71                    938
       1972                   1225
      Q2 72                   1495
      Q3 72                   1654
      Q4 72                   1818
       1973                   2023
      Q2 73                   2330
      Q3 73                   2649
      Q4 73                   2900
       1974                   3007
      Q2 74                   3016
      Q3 74                   3056
      Q4 74                   3188
       1975                   3438
      Q2 75                   3505
      Q3 75                   3512
      Q4 75                   3430
       1976                   3212
      Q2 76                   3149
      Q3 76                   3120
      Q4 76                   3188
       1977                   3234
      Q2 77                   3346
      Q3 77                   3519
      Q4 77                   3917
       1978                   4625
      Q2 78                   5363
      Q3 78                   6117
      Q4 78                   6831
       1979                   7537
      Q2 79                   8156
      Q3 79                   8600
      Q4 79                   8827
       1980                   9103
      Q2 80                   9252
      Q3 80                   9442
      Q4 80                  10122
       1981                  10776
      Q2 80                  11881
      Q3 81                  12970
      Q4 81                  13633
       1982                  14130
      Q2 82                  14224
      Q3 82                  14784
      Q4 82                  15164
       1983                  15027
      Q2 83                  14946
      Q3 83                  14456
      Q4 83                  14161
       1984                  14389
      Q2 84                  14532
      Q3 84                  15168
      Q4 84                  15928
       1985                  16677
      Q2 85                  17479
      Q3 85                  17595
      Q4 85                  17631
       1986                  17690
      Q2 86                  17858
      Q3 86                  17811
      Q4 86                  18213
       1987                  18772
      Q2 87                  19263
      Q3 87                  20220
      Q4 87                  20907
       1988                  20332
      Q2 88                  21652
      Q3 88                  23504
      Q4 88                  25013
       1989                  28669
      Q2 89                  30708
      Q3 89                  31614
      Q4 89                  32711
       1990                  32611
      Q2 90                  32312
      Q3 90                  32604
      Q4 90                  30259
       1991                  30014
      Q2 91                  30220
      Q3 91                  30317
      Q4 91                  32848
       1992                  33164
      Q2 92                  32814
      Q3 92                  32413
      Q4 92                  31968
       1993                  32194
      Q2 93                  32539
      Q3 93                  33259
      Q4 93                  34269
       1994                  35032
      Q2 94                  36276
      Q3 94                  37811
      Q4 94                  40071
       1995                  43034
      Q2 95                  46187
      Q3 95                  49818
      Q4 95                  52657
       1996                  54421
      Q2 96                  56267
      Q3 96                  58762
      Q4 96                  62757
       1997                  68237
      Q2 97                  74589
      Q3 97                  80085
      Q4 97                  83937
       1998                  86239

(primarily interest on Treasuries; $Billions, annual rates)

Source: DATASTREAM

policies which differ, and that competitive devaluations are resorted to when problems arise. No one knows the future, but it is possible to visualize a recession in the United States in which, as Barry Bosworth of the Brookings Institution bluntly stated, "We say to hell with the exchange rate. We lower interest rates, and we run an expansionary fiscal policy. We focus on the domestic economy and get it rolling again." Under these circumstances, it is difficult to believe global investors would still retain confidence in the dollar. Once again, gold may accordingly become the asset of choice. In our opinion, such an investment demand may well culminate in a new bull market for gold.

INVESTMENT POLICY - CONCLUSION

It has always been our recommendation that gold is a special asset class, a form of cash reserve, which should be prudently held in modest amounts in investment portfolios to hedge against serious unpredictable economic, financial and monetary crises. This policy has been very successful in protecting portfolios at various times, especially in the 1970s, but, of course, not in the last few years when the objective has been growth rather than protection of capital. However, it is reported that at least 200 tonnes of gold are currently held by leading pension funds. In view of the fact that gold is historically undervalued and in view of our opinion that the two trends discussed above (possible excessive private debt creation and never-ending balance of payments deficits) are eventually unsustainable and growing in risk, we believe now more than ever that gold and gold-share portfolio diversification may again serve their purpose of protecting overall investment portfolios.

We appreciate your participation in the International Investors Gold Fund and look forward to helping you meet your investment goals in the future.



/s/John C. Van Eck
------------------
JOHN C. VAN ECK
CHAIRMAN


July 27, 1998

------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/98

                              AFTER MAXIMUM
AVERAGE ANNUAL                SALES CHARGE      BEFORE SALES
TOTAL RETURN                    OF 5.75%          CHARGE
------------------------------------------------------------
A shares-Life (since 2/10/56)     9.3%             9.4%
------------------------------------------------------------
20 years                          8.4%             8.7%
15 years                         (1.8)%           (1.4)%
10 years                         (3.5)%           (2.9)%
5  years                        (12.4)%          (11.4)%
1  year                         (34.6)%          (30.6)%
------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT
INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

                    VAN ECK INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 1998



Australia                3.7%
Canada                  21.6%
Netherlands              1.9%
Options                  0.1%
Peru                     0.1%
South Africa            25.9%
United Kingdom           1.1%
United States           22.1%
Cash/Equiv.             23.5%

                    VAN ECK U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The Van Eck U.S. Government Money Fund continues to meet its objectives as an investment that provides a high degree of safety and daily liquidity. It also serves to assist investors who wish to employ our exchange privileges or use our checkwriting privileges. The Fund's seven-day average yield was 4.31%* and its 30-day average yield was 4.24% on June 30, 1998. The Fund's total net assets were $89.5 million as of June 30, 1998.

During the first half of 1998, yields on three-month Treasury bills averaged 5.13%, peaking at 5.35% in early January, and dipping to 4.97% in early May and early June. The Federal Reserve continued to hold the fed funds target rate steady at 5.50% during this period. From mid-January through the end of February, T-bill rates crept higher as the domestic economy continued to accelerate and the Asian crisis looked as if it were subsiding. From March through the end of June, Treasury bill rates traded in the 5.00% - 5.25% range, trading towards the lower end of the range as Asian financial turmoil worsened and began to spread to other emerging market regions. Rates rose to the upper end of the range on concerns that the robust domestic economy and tight labor market would lead to an acceleration in wage pressures which would require the Fed to tighten.

The Fund's investment strategy continues to emphasize safety by investing in short-term United States Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations. These obligations are the most conservative money market investments and offer the highest degree of security since they are backed by the U.S. Government. Of course, shares of the Fund are not guaranteed by the U.S. Government and there can be no guarantee that the price of the Fund's shares will not fluctuate.** Repurchase agreements allow us to take advantage of higher yields without significantly increasing risk. The Fund's repurchase agreements are collateralized 102% by U.S. Treasury obligations with maturities of less than five years. In addition, your Fund has possession of the collateral.

We plan to continue our general investment strategy, keeping an equal weighting between U.S. Treasury bills and repurchase agreements over time. However, repurchase agreements currently offer an attractive yield pick-up over Treasury bills and we will look to place more emphasis on repurchase agreements while this scenario exists.

The U.S. Government Money Fund offers daily liquidity and checkwriting privileges, providing the kind of convenient access to cash not available in many other types of investments. The Fund also provides an excellent base from which investors may transfer money into or out of other members of the Van Eck and Van Eck/Chubb Family of Funds.***

We appreciate your participation in the U.S. Government Money Fund and look forward to helping you meet your investment objectives in the future.



/s/John C. Van Eck                  /s/Gregory F. Krenzer
------------------                  ---------------------
JOHN C. VAN ECK                     GREGORY F. KRENZER
CHAIRMAN                            PORTFOLIO MANAGER



July 14, 1998

--------------------------------------------------------------------------------
* Performance data represents past performance and is not indicative of future results.
** There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
*** Currently, there is no charge imposed on exchanges or limits as to frequency of exchanges for this Fund. However, shareholders are limited to six exchanges per calendar year for other Van Eck and Van Eck/Chubb Funds. The Funds reserve the right to modify or terminate the terms of the Exchange Privilege.

                                ASIA DYNASTY FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)

NO. OF SHARES       SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
CHINA: 1.0%
          230,000   Shanghai Dazhong Taxi                           $   125,580
                                                                    -----------
HONG KONG: 43.0%
           77,000   Cheung Kong (Holdings) Ltd.                         378,689
           61,000   Cheung Kong Infrastructure Ltd.                     115,354
          138,000   China Telecommunications                            239,590
          170,000   CLP Holdings Limited                                774,622
           88,000   Hang Seng Bank Limited                              497,535
          250,000   Henderson Investment Ltd.                           129,889
          420,000   Hong Kong and China Gas Co. Ltd.
                      (Warrants expiring 9/30/99)                         1,437
          138,000   Hongkong Electric Holdings Ltd.                     427,520
          304,000   Hong Kong Telecommunications Ltd.                   570,957
           44,400   HSBC Holdings plc                                 1,086,072
           11,900   Hutchison Whampoa Limited                           628,256
           70,000   IDT International Ltd.
                      (Warrants expiring 9/30/98)                         6,325
          250,000   Kumagai Gumi Finance Ltd.                           242,813
        7,500,000   Societe Generale Acceptance N.V.
                      (Warrants expiring 8/28/98)                       304,957
           33,000   Sun Hung Kai Properties Ltd.                        140,145
           35,000   Swire Pacific Limited - A                           132,148
                                                                    -----------
                                                                      5,676,309
                                                                    -----------
INDIA: 2.4%
           10,300   ITC Ltd.                                            158,387
            2,500   NIIT Ltd.                                            83,756
            8,000   Satyam Computer Services Ltd.                        78,302
                                                                    -----------
                                                                        320,445
                                                                    -----------
MALAYSIA: 4.6%
           12,500   Commerce Asset-Holding Bhd
                    (Warrants expiring 5/30/02)                             967
           55,000   Golden Hope Plantations Bhd                          50,544
           41,000   Kuala Lumpur Kepong Bhd                              66,433
           32,000   Malakoff Bhd - A                                     59,202
           84,000   Malayan Banking Bhd                                  84,914
           17,000   Rothmans of Pall Mall "B"                           118,198
          134,000   Telekom Malaysia Bhd                                226,845
                                                                    -----------
                                                                        607,103
                                                                    -----------
PHILIPPINES: 3.1%
           21,000   Manila Electric Co. "B"                              55,395
            8,000   Philippine Long Distance
                    Telephone Co.                                       182,254
           82,000   San Miguel Corp. "B"                                108,153
          400,000   SM Prime Holdings Inc.                               63,309
                                                                    -----------
                                                                        409,111
                                                                    -----------
SINGAPORE: 7.9%
           23,000   City Development Limited - A                         64,370
           25,000   DBS Bank "F"                                        180,181
           39,080   Overseas-Chinese Banking
                    Corp., Ltd. "F"                                     133,240
           75,000   Singapore Airlines Ltd. "F"                         351,319
           28,582   Singapore Press Holdings Ltd.                       191,507
           38,000   United Overseas Bank Ltd.                           118,292
                                                                    -----------
                                                                      1,038,909
                                                                    -----------

NO. OF SHARES
OR PRINCIPAL
   AMOUNT           SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
SOUTH KOREA: 2.7%
           29,000   Medison Co. Limited                             $   255,572
            1,000   S1 Corporation                                      101,238
                                                                    -----------
                                                                        356,810
                                                                    -----------
TAIWAN: 15.7%
USD       500,000   A.D.I. Corp. Bond 7.00% 3/09/01                     431,250
           26,431   Macronix International
                      Company Ltd. (ADR)                                232,923
          127,669   Taiwan Index Fund
                      (Liquidity Shares)                              1,411,636
                                                                    -----------
                                                                      2,075,809
                                                                    -----------
THAILAND: 4.6%
           20,000   Ban Pu Coal Co. Ltd. "F" 32,779
           95,000   Bangkok Bank Public Co. Ltd. "O"                     98,159
           45,000   PTT Exploration and Production
                      Public Company Limited                            342,043
          185,000   Thai Farmers Bank Public Co. Ltd.                   134,026
                                                                    -----------
                                                                        607,007
                                                                    -----------
NO. OF
CONTRACTS           PUT OPTION PURCHASED: 0.6%
-------------------------------------------------------------------------------
          124,500   Japanese Yen (Strike @ 160,
                      expiring 12/15/98) (Cost: $150,000)                78,435
                                                                    -----------

TOTAL STOCKS AND OTHER INVESTMENTS: 85.6%
(Cost: $13,542,655)                                                  11,295,518

OTHER ASSETS LESS LIABILITIES: 14.4%                                  1,903,325
                                                                    -----------
NET ASSETS: 100%                                                    $13,198,843
                                                                    ===========

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
GLOSSARY:
ADR -- American Depositary Receipt
"F" -- Foreign Registry




SUMMARY OF                     % OF
INVESTMENTS                    NET
BY INDUSTRY                   ASSETS
-----------                   ------
Agribusiness                    0.4%
Air Transportation              2.7%
Banking                        20.1%
Coal                            0.2%
Conglomerates                   7.8%
Consumer Services               0.8%
Engineering &
  Construction                  2.7%
Foreign Government
  Bonds                        10.7%
Information Systems             3.0%
Medical Products
  and Supplies                  1.9%


Oil & Gas Exploration           2.6%
Option                          0.6%
Publishing                      1.5%
Real Estate                     6.5%
Semiconductors                  3.3%
Telecommunications              9.2%
Tobacco                         0.9%
Transportation                  1.0%
Utilities                       9.7%
Other assets
  less liabilities             14.4%
                              -----
                              100.0%
                              =====

                       See Notes to Financial Statements

                          EMERGING MARKETS GROWTH FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)

NO. OF SHARES
OR PRINCIPAL
AMOUNT              SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
ARGENTINA: 2.8%
            3,057   Banco del Suquia S.A.                            $    6,114
            3,057   Banco del Suquia S.A.
                      (Negotiable Obligations)                              329
              830   Banco Frances del Rio de la Plata
                      S.A. (ADR)                                         19,038
              750   IYE de la Patagonia (Class B)                        11,139
              630   YPF S.A. (Sponsored ADR) 18,782
                                                                     ----------
                                                                         55,402
                                                                     ----------
BRAZIL: 16.1%
          502,908   Banco Bradesco S.A. (Pfd.)                            4,209
          420,000   Banco de Estado de Sao Paulo S.A.
                      (Banesp)                                           19,538
           55,000   Banco Itau S.A. (Pfd.)                               31,150
              734   Cemig S.A. (ADR)                                     22,718
          920,000   CIA Eletricidade de Bahia (Coelba)                   34,191
        2,300,000   CIA Paranaense de Energia
                      (Copel) (Pfd.)                                     21,320
              479   CIA Paranaense de Energia
                      (Copel) (ADR)                                       4,431
          169,000   CIA Saneamento Basilo de Sao Paulo
                      (Sabesp)                                           20,604
            1,450   Petroleo Brasileiro S.A.
                      (Petrobras) (Pfd.)                                 27,006
              770   Telecomunicacoes Brasileiras S.A.
                      (Telebras)                                         84,078
          308,000   Telecomunicacoes de Sao Paulo S.A.
                      (Telesp)                                           46,074
          240,000   Telesp Celular S.A.                                  10,179
                                                                     ----------
                                                                        325,498
                                                                     ----------
CHILE: 1.0%
            1,400   Banco de A. Edwards (ADR)                            19,863
                                                                     ----------
EGYPT: 1.6%
            1,038   Al-Ahram Beverages Company (GDR)                     33,008
                                                                     ----------
GREECE: 6.8%
            1,700   Hellenic Bottling Company S.A.                       52,448
              406   National Bank of Greece S.A.                         51,956
            1,630   Sarantis S.A.                                        33,036
                                                                     ----------
                                                                        137,440
                                                                     ----------
HONG KONG: 3.1%
                    Huaneng Power International
                      Convertible Bond
USD        30,000     1.75% 5/21/04                                      26,213
           65,000   JCG Holdings Ltd.                                    18,039
            5,000   New World Development
                      Company Ltd.                                        9,681
           11,000   Ye(Ng) Fung Hong Ltd.                                 7,596
                                                                     ----------
                                                                         61,529
                                                                     ----------

NO. OF SHARES       SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
HUNGARY: 3.2%
              300   Gedeon Richter Rt. (Sponsored GDR)               $   24,000
              500   Magyar Tavkozlesi Rt. (ADR)                          14,719
              980   MOL Magyar Olaj-es Gazipari Rt.
                      (ADR)                                              26,411
                                                                     ----------
                                                                         65,130
                                                                     ----------
INDIA: 7.6%
               10   Associated Cement Cos.                                  288
              800   Bajaj Auto Ltd.                                      10,792
              650   Hindustan Lever Ltd.                                 23,141
            1,300   Hoechst Marion Roussel Ltd.                          12,142
              400   Infosys Technologies Limited                         20,969
            1,400   ITC Ltd.                                             21,528
            3,600   Mahanagar Telephone Nigam Ltd.                       15,147
            1,300   PSI Data Systems, Ltd.                                3,869
            1,600   Ranbaxy Laboratories Ltd.                            20,660
            2,500   Satyam Computer Services Ltd.                        24,469
                                                                     ----------
                                                                        153,005
                                                                     ----------
INDONESIA: 0.3%
           60,000   PT Astra International "F"                            4,054
           19,500   PT Ramayaha Lestari Sentosa "F"                       1,515
                                                                     ----------
                                                                          5,569
                                                                     ----------
ISRAEL: 11.4%
           11,000   Bank Leumi Le-Israel                                 21,922
            1,200   Formula Systems (1985) Ltd.                          41,950
              800   Nice Systems Ltd. (ADR)                              30,000
            1,275   Orbotech, Ltd.                                       46,378
            8,000   Oshap Technologies, Ltd.                             53,500
              500   Teva Pharmaceuticals Industries
                      Ltd. (ADR)                                         17,594
              615   United Mizrahi Bank Ltd. 16,895
                                                                     ----------
                                                                        228,239
                                                                     ----------
MALAYSIA: 2.0%
           11,500   Berjaya Sports Toto Bhd                              17,104
           10,000   Malakoff Bhd                                         18,500
            6,000   Malaysia Assurance Alliance Bhd                       5,224
                                                                     ----------
                                                                         40,828
                                                                     ----------
MEXICO: 7.4%
              791   Cifra S.A. (ADR)                                     11,584
            5,000   Corp Interamericana de                               14,496
                      Entretenimiento S.A. (Series B)
              840   Fomento Economico Mexicano,                          26,227
                      S.A. de C.V. (Series B)
            1,476   Grupo Financiero Bancomer S.A. de C.V.               10,874
                      (ADR) (144 A)
            3,124   Grupo Financiero Bancomer S.A. de C.V.
                      (GDR)                                              23,014
            1,710   Kimberly-Clark de Mexico S.A. (ADR)                  30,352
            1,000   Panamerican Beverages Inc. (Class A)                 31,437
                                                                     ----------
                                                                        147,984
                                                                     ----------

                       See Notes to Financial Statements

                          EMERGING MARKETS GROWTH FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)


NO. OF SHARES       SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
PERU: 0.8%
            1,000   Credicorp Ltd.                                   $   16,156
                                                                     ----------
PHILIPPINES: 3.2%
          125,000   Benpres Holdings Corp.                               18,884
            4,200   Benpres Holdings Corp. (GDR)                         11,550
            2,000   Manila Electric Co. "B"                               5,276
              400   Philippine Long Distance
                      Telephone Co.                                       9,113
            6,000   San Miguel Corp. (Class B)                            7,914
           74,000   SM Prime Holdings Inc.                               11,712
                                                                     ----------
                                                                         64,449
                                                                     ----------
POLAND: 1.3%
                2   Central Food                                         11,000
              815   Computerland Poland S.A.                             14,608
                                                                     ----------
                                                                         25,608
                                                                     ----------
ROMANIA: 3.3%
            1,545   Alro S.A.                                            12,090
           13,534   Petrobrazi S.A.                                      53,733
                                                                     ----------
                                                                         65,823
                                                                     ----------
RUSSIA: 1.6%
              300   Lukoil Holding (ADR)                                  9,975
                4   Norilsk Nickel (RDC)                                  4,350
               10   Norilsk Nickel (Pfd.) (RDC)                           8,175
            1,000   Noyabrskneftegaz                                      1,325
              630   Unified Energy Systems (GDR)                          8,656
                                                                     ----------
                                                                         32,481
                                                                     ----------
SOUTH AFRICA: 3.9%
           19,000   FirstRand Ltd.                                       28,025
            1,328   Liberty Life Assoc. of Africa Ltd.                   26,228
            1,150   Nedcor Ltd.                                          23,144
                                                                     ----------
                                                                         77,397
                                                                     ----------
SOUTH KOREA: 1.0%
            1,100   Medison Co. Limited                                   9,694
              100   S1 Corporation                                       10,124
                                                                     ----------
                                                                         19,818
                                                                     ----------
THAILAND: 1.5%
           20,000   Bangkok Bank Public Co. Ltd.                         20,665
           12,000   Thai Farmers Bank Public Co. Ltd.                     8,694
                                                                     ----------
                                                                         29,359
                                                                     ----------
TURKEY: 6.0%
          300,000   Anadolu Biracilik ve Malt Sanayii A.S.               11,038
          275,000   Carsi Buyuk Magazacilik A.S.                         27,360
          125,000   Efes Sinai Yatirim Holding A.S. (Class A)            25,341
           30,000   Enka Holding Yatirim A.S.                            15,768
          150,000   Guney Buracilik ve Malt Sanayii A.S.                 14,642
           20,000   Migros Turk T.A.S.                                   19,522
          150,000   Turkiye Garanti Bankasi A.S.                          6,899
                                                                     ----------
                                                                        120,570
                                                                     ----------

NO. OF CONTRACTS    SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
PUT OPTION PURCHASED: 0.7%
           20,750   Japanese Yen (strike @ JPY 160,
                      expiring 12/15/98) (Cost: $25,000)             $   13,074
                                                                     ----------

TOTAL STOCKS AND OTHER
 INVESTMENTS: 86.6% (Cost: $2,147,866)                                1,738,230
OTHER ASSETS LESS LIABILITIES: 13.4%                                    268,879
                                                                     ----------
NET ASSETS: 100%                                                     $2,007,109
                                                                     ==========

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
GLOSSARY:
ADR -- American Depositary Receipt
"F" -- Foreign Registry
GDR -- Global Depositary Receipt
RDC -- Russian Depositary Certificate

SUMMARY OF                                     % OF
INVESTMENTS                                    NET
BY INDUSTRY                                   ASSETS
-------------                                 ------
Autos, Trucks & Parts                           0.7%
Banks                                          14.3%
Computer Services & Equipment                   9.4%
Consumer Products & Services                    4.8%
Electronics & Electrical Equipment              2.3%
Entertainment & Leisure                         1.6%
Food & Beverages                               11.0%
Manufacturing                                   0.8%
Medical Products & Supplies                     0.5%
Metals                                          1.2%
Oil                                             6.8%
Option                                          0.7%
Other Financial Services & Insurance            4.7%
Pharmaceuticals                                 3.7%
Real Estate                                     1.1%
Retail                                          3.5%
Telecommunications                              8.9%
Television Broadcasting                         1.5%
Tobacco                                         1.1%
Utilities                                       8.0%
Other assets less liabilities                  13.4%
                                              -----
                                              100.0%
                                              =====

                       See Notes to Financial Statements

                              GLOBAL BALANCED FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)

NO. OF SHARES
OR PRINCIPAL
AMOUNT              SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
ARGENTINA: 0.4%
            4,700   Telecom Argentina (ADR)                         $   140,119
                                                                    -----------
AUSTRALIA: 1.3%
                    Government of Australia Bond
AUD       500,000     10.00% 10/15/07                                   407,796
                                                                    -----------
AUSTRIA: 0.8%
                    Republic of Austria Bond
ATS     3,200,000     7.00% 9/20/99                                     260,293
                                                                    -----------
BRAZIL: 0.4%
            3,916   Cemig S.A. (ADR)                                    121,215
                                                                    -----------
DENMARK: 0.5%
            2,800   ISS International Service System A.S.               162,637
                                                                    -----------
FINLAND: 0.6%
            6,000   A Metra Oyj (Class B)                               196,528
                                                                    -----------
FRANCE: 2.0%
                    Caisse D'Amort Dett Societe Bond
DEM       410,000     5.125 % 1/04/28                                   229,242
            1,800   Rhodia S.A.                                          50,072
            2,900   Scor S.A.                                           183,496
            2,600   SGS-Thomson Microelectronic                         183,818
                                                                    -----------
                                                                        646,628
                                                                    -----------
GERMANY: 6.8%
            2,400   Bayerische Vereinsbank AG                           203,097
              460   Buderus AG                                          229,008
                    Bundesrepublik Obligation Bond
DEM       590,000     5.75% 8/22/00                                     337,257
                    Deutschland Republic Bonds
DEM       313,000     6.00% 1/05/06                                     187,142
DEM       460,000     5.625% 1/04/28                                    264,093
              910   Fresenius AG (Pfd.)                                 172,135
                    German Unity Bond
DEM     1,010,000     8.50% 2/20/01                                     618,432
            2,350   VEBA AG                                             157,728
                                                                    -----------
                                                                      2,168,892
                                                                    -----------
GREECE: 0.8%
                    Hellenic Republic Bond
GRD    71,000,000     13.30% 12/27/02                                   241,421
                                                                    -----------
IRELAND: 0.9%
           13,722   Bank of Ireland                                     282,111
                                                                    -----------

NO. OF SHARES
OR PRINCIPAL
AMOUNT              SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
ITALY: 4.9%
                    BTPS Bonds
ITL   600,000,000     9.50% 2/01/01                                 $   377,335
ITL   130,000,000     6.50% 11/01/27                                     83,063
ITL   640,000,000     6.25% 3/01/02                                     379,237
           33,000   Credito Italiano S.p.A                              172,436
           31,000   Eni S.p.A.                                          202,808
           76,000   Parmalat Finanziaria S.p.A.                         154,710
           25,000   Telecom Italia S.p.A.                               183,701
                                                                    -----------
                                                                      1,553,290
                                                                    -----------
JAPAN: 3.7%
           11,000   Banyu Pharmaceutical Co.                            118,573
            7,000   Canon Inc.                                          158,456
            3,400   Circle K Japan Co. Ltd.                             118,012
                    Export-Import Japan Bond
JPY    30,000,000     2.875% 7/28/05                                    235,798
                    Japanese Government Bonds
JPY     2,700,000     2.60% 3/20/18 #39                                  20,915
JPY       200,000     2.60% 3/20/18 #39B                                  1,549
           20,000   NGK Spark Plug Co., Ltd. 169,595
            2,000   Rohm Co.                                            204,808
            1,800   Sony Corporation (ADR)                              154,913
                                                                    -----------
                                                                      1,182,619
                                                                    -----------
MEXICO: 0.4%
            4,000   Panamerican Beverages Inc. "A"                      125,750
                                                                    -----------
NETHERLANDS: 2.9%
            2,884   Aegon N.V.                                          250,444
            1,100   Akzo Nobel N.V. 244,043
                    Netherland Government Bond
NLG       160,000     5.50% 1/15/28                                      79,884
            2,800   Philips Electronics N.V.                            234,907
            2,100   Royal Dutch Petroleum Co. (New
                      York Registry Shares) (ADR)*                      115,106
                                                                    -----------
                                                                        924,384
                                                                    -----------
PHILIPPINES: 0.8%
                    National Power Bonds
USD       150,000     8.40% 12/15/16                                    127,959
USD       150,000     7.875% 12/15/16                                   132,407
                                                                    -----------
                                                                        260,366
                                                                    -----------
PORTUGAL: 1.1%
            3,233   Banco Comercial Portugese                            91,615
            1,410   Telecel-Comunicacoes Pessoasis S.A.                 249,868
                                                                    -----------
                                                                        341,483
                                                                    -----------

                       See Notes to Financial Statements

                              GLOBAL BALANCED FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)

NO. OF SHARES
OR PRINCIPAL
AMOUNT              SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
SOUTH KOREA: 0.8%
                    Export/Import Bank Bond
USD       320,000     6.375% 2/15/06                                $   240,915
                                                                    -----------
SOUTH AFRICA: 0.7%
                    Republic of South Africa Bond
ZAR     1,600,000     13.00% 8/31/10                                    234,284
                                                                    -----------
SPAIN: 1.5%
           11,400   Banco de Santander S.A.                             291,536
            4,100   Sol Melia S.A.                                      195,009
                                                                    -----------
                                                                        486,545
                                                                    -----------
SWEDEN: 3.1%
            2,500   Assa Abloy AB (Class B)                              98,006
            7,000   Ericsson LM (Class B)                               203,951
            7,000   ForeningsSparbanken AB (Class A)                    210,079
            6,200   Svenskt Stal AB (Series B)                           93,035
                    Swedish Government Bond
SEK     2,700,000     10.25% 5/05/00                                    372,625
                                                                    -----------
                                                                        977,696
                                                                    -----------
SWITZERLAND: 1.3%
              280   Adecco S.A.                                         126,041
               96   Novartis AG                                         159,463
               80   Schindler Holding AG
                      (Participating Certificates)                      121,619
                                                                   ------------
                                                                        407,123
                                                                    -----------
UNITED KINGDOM: 9.9%
           17,000   Amvescap PLC                                        169,083
           28,336   British Aerospace PLC                               217,338
           10,343   British Petroleum Co. PLC                           150,471
           28,200   Compass Group PLC                                   324,443
           15,000   Hays PLC                                            251,611
           16,345   Lloyds TSB Group PLC                                228,113
            3,006   Misys PLC                                           170,866
              800   Select Appointments Holdings plc                     23,600
           10,531   Siebe PLC                                           210,537
           15,994   SmithKline Beecham Corp.                            194,546
                    United Kingdom Treasury Notes
GBP       166,000     8.00% 12/07/15                                    347,337
GBP       109,000     7.50% 12/07/06                                    200,217
GBP       300,000     7.00% 06/07/02                                    509,593
           27,000   Williams PLC                                        174,452
                                                                    -----------
                                                                      3,172,207
                                                                    -----------
UNITED STATES: 49.6%
            5,000   ADC Telecommunications Inc.                         182,656
            2,800   AlliedSignal Inc.                                   124,250
            3,500   American Express Co.*                               399,000
            6,000   American International Group, Inc.*                 876,000
            2,300   Associates First Capital Corp.                      176,813
            5,400   Bank of New York Co. Inc.*                          327,713
            2,600   Bestfoods                                           150,963
            1,200   Burlington Northern Santa Fe Corp.*                 117,825

NO. OF SHARES
OR PRINCIPAL
AMOUNT              SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
UNITED STATES (continued)
            2,000   Cardinal Health Inc.                            $   187,500
            5,000   CBS Corp.                                           158,750
            7,000   Cisco Systems, Inc.                                 644,438
                    CNA Financial Corp. Note
USD       130,000     6.50% 04/15/05                                    131,071
            3,800   Coastal Corp.                                       265,288
            5,000   Compaq Computer Corp.                               141,875
              325   Corn Products International Inc.                     11,009
            3,500   Deere & Co.                                         185,063
           12,000   Federal Home Loan Mortgage Corp.                    564,750
            8,500   Federal National Mortgage Association               516,375
                    Federal Home Loan Mortgage Bond
USD       335,000     6.22% 6/24/08                                     335,503
                    Federal National Mortgage
                      Association Bond
GBP       440,000     6.875% 6/07/02                                    738,576
            3,200   Federated Department Stores, Inc.*                  172,200
            6,000   Fort James Corp.                                    267,000
            4,000   General Electric Co.                                364,000
                    Government National Mortgage
                      Association Bond
USD       215,000     7.00% 1/15/28                                     218,427
            5,000   Home Depot Inc.                                     415,313
            2,500   Intel Corp.                                         185,313
            1,400   International Business Machines Corp.               160,738
            3,000   Jacor Communications Inc.                           177,000
            9,000   Lucent Technologies Inc.                            748,688
            3,000   MCI Communications Corp.                            174,375
            5,000   Merck & Co.                                         668,750
            4,500   Network Associates Inc.                             215,438
            5,000   Pfizer Inc.                                         543,438
            3,000   Procter & Gamble Co.*                               273,188
                    Residential Asset Securitization
                      Trust Bond
USD       200,000     6.75% 6/25/28                                     199,440
            3,000   Starwood Hotels & Resorts                           144,938
            2,500   Travelers Group Inc.                                151,563
            3,500   Tyco International Ltd.                             220,500
                    U.S. Treasury Bonds
USD       110,000     7.875% 2/15/21*                                   139,631
USD        20,000     7.25% 5/15/16                                      23,444
USD       200,000     6.375% 8/15/27                                    219,750
USD       885,000     6.25% 8/15/23                                     947,504
                    U.S. Treasury Notes
USD       495,000     7.00% 7/15/06*                                    540,942
USD     1,030,000     6.50% 10/15/06                                  1,094,369
USD       280,000     6.25% 6/30/02                                     287,000
USD       645,000     5.50% 2/28/03                                     644,799
                    U.S. Treasury Inflation Index Note
USD       422,327     3.625% 1/15/08                                    417,708
                                                                    -----------
                                                                     15,850,874
                                                                    -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 95.2%
(Cost: $21,507,676)                                                  30,385,176
                                                                    -----------

                       See Notes to Financial Statements

                              GLOBAL BALANCED FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)

NO. OF
CONTRACTS           OPTION PURCHASED: 0.0%
-------------------------------------------------------------------------------
            1,690   Eurostyle Put Option (strike @ DEM 1.79
                      expiring 9/25/98)
                      (Cost: $14,495)                               $    18,057
                                                                    -----------
TOTAL INVESTMENTS: 95.2% (Cost: $21,522,171)                         30,403,233
                                                                    -----------

NO. OF
CONTRACTS           OPTIONS WRITTEN: (0.0%)
--------------------------------------------------------------------------------
            1,690   Eurostyle Call Option (strike @ DEM 1.76
                      expiring 9/25/98)                                  (7,729)
            1,690   Eurostyle Put Option (strike @ DEM 1.85
                      expiring 9/25/98)                                  (6,305)
                                                                    -----------
TOTAL OPTIONS WRITTEN (Premiums received: $14,495)                      (14,034)
                                                                    -----------

TOTAL INVESTMENTS NET OF OPTIONS WRITTEN: 95.2%                      30,389,199
OTHER ASSETS LESS LIABILITIES: 4.8%                                   1,574,307
                                                                    -----------
NET ASSETS: 100%                                                    $31,963,506
                                                                    ===========

----------
(a) Unless otherwise  indicated,  securities owned are shares of common stock.
* These securities are segregated for forward foreign currency contracts.
GLOSSARY:
ADR -- American Depositary Receipt

SUMMARY OF                                     % OF
INVESTMENTS                                    NET
BY INDUSTRY                                   ASSETS
-------------                                 ------
Aerospace & Defense                             0.7%
Auto Parts                                      0.5%
Banks                                           4.5%
Beverages                                       0.4%
Broadcast Media                                 0.6%
Chemicals                                       0.9%
Commercial Services                             0.5%
Computer Software                               0.7%
Corporate Bonds                                 1.0%
Diversified                                     0.8%
Domestic Oil & Gas                              0.4%
Drug & Healthcare                               5.8%
Durables                                        0.5%
Electronics & Electrical Equipment              6.5%
Electronic Data Processing,
  Office Equipment & Supplies                   2.0%
Financial Services                              6.9%
Food & Household Products                       2.9%
Foreign Government Bonds                       20.0%
Housing & Construction                          0.6%
Insurance                                       4.6%
International Oil                               1.1%
Machinery                                       1.7%
Manufacturing                                   1.9%
Metals & Mining                                 0.3%
Natural Gas--Pipelines                          0.8%
Paper & Forest Products--Diversified            0.8%
Pharmaceuticals                                 0.6%
Publishing & Broadcasting                       0.5%
Real Estate                                     1.1%
Retail                                          2.2%
Science & Technology                            2.0%
Telecommunications                              3.5%
Temporary Services                              0.5%
Transportation                                  0.4%
U.S. Government Agencies & Obligations         15.3%
Utilities                                       1.7%
Other assets less liabilities                   4.8%
                                              -----
                                              100.0%
                                              =====

                       See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)

NO. OF SHARES
OR PRINCIPAL
AMOUNT              SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
AUSTRALIA: 1.5%
ENERGY: 0.3%
          236,935   Portman Mining Ltd.                             $   190,662
                                                                    -----------
PRECIOUS METALS: 1.2%
          576,850   Acacia Resources Ltd.                               614,161
          341,545   Consolidated Gold NL                                  6,554
        2,250,000   Gullewa Gold NL 48,746
          500,000   Tanganyika Gold NL                                   43,330
                                                                    -----------
                                                                        712,791
                                                                    -----------
                                                                        903,453
                                                                    -----------
CANADA: 24.3%
ENERGY: 12.7%
           41,000   AltaGas Service Inc. (Special
                      Warrants expiring 1/24/99)*(c)                    244,322
          356,000   Black Sea Energy Ltd.                               133,347
          375,000   Bromley-Marr ECOS, Inc.                             141,741
           70,000   Carmanah Resources Ltd.                             140,634
           35,000   Chieftain International, Inc.                       829,061
          200,000   Cypress Energy Inc.                                 681,037
           85,000   Edge Energy Inc.                                    225,764
           95,000   Hurricane Hydrocarbons Ltd.
                      (Class A)                                         459,359
           60,000   Interoil Corp.                                      315,000
          300,000   KAPPA Energy Co. Inc.                               104,199
          160,000   KAPPA Energy Co. Inc. (Special
                      Warrants expiring 6/04/99)*                        50,124
           90,200   NQL Drilling Tools Inc.                             552,865
           87,000   Pacalta Resources Ltd.                              503,627
CAD       375,000   Pacalta Resources Ltd. Sr. Notes
                      Series B 10.75% 6/15/04(b)                        375,000
           47,400   Pendaries Petroleum Ltd.                            169,476
          125,000   Plains Energy Services Ltd.                         536,316
           42,000   Prudential Steel Ltd.                               323,220
          190,000   Startech Energy, Inc.                               588,756
          140,000   Stellarton Energy Corp.                             233,596
          450,000   Volterra Resources Inc.                             214,527
          333,000   Windsor Energy Corp.                                589,641
                                                                    -----------
                                                                      7,411,612
                                                                    -----------
FOREST PRODUCTS AND PAPER: 1.7%
           85,700   St. Laurent Paperboard Inc.                         989,284
                                                                    -----------
INDUSTRIAL METALS: 1.6%
          520,000   Auspex Minerals Ltd.                                116,866
           23,000   Cameco Corp.                                        642,217
          517,200   International Uranium Corp.                         186,683
                                                                    -----------
                                                                        945,766
                                                                    -----------
PRECIOUS METALS: 1.9%
           20,000   Barrick Gold Corp.                                  383,750
          707,700   Brazilian Resources Inc. (Special
                      Warrants expiring 9/11/98)*(c)                    103,623
           63,500   Greenstone Resources Ltd.                           244,339
           30,000   Placer Dome Inc.                                    352,500
                                                                    -----------
                                                                      1,084,212
                                                                    -----------

NO. OF SHARES
OR PRINCIPAL
AMOUNT              SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
CANADA (continued)
REAL ESTATE: 6.4%
           25,000   Bentall Corp.                                   $   289,441
           25,000   Boardwalk Equities, Inc. 289,441
           30,000   Brookfield Properties Corp.                         413,730
           35,000   Cadillac Fairview Corp.                             805,000
           92,000   Legacy Hotels REIT                                  538,836
           60,000   O&Y Properties Corp.                                318,725
           77,700   Royal Host Real Estate
                      Investment Trust                                  277,812
           25,000   TrizecHahn Corp.                                    535,938
           50,000   UniHost Corp.                                       246,876
                                                                    -----------
                                                                      3,715,799
                                                                    -----------
                                                                     14,146,673
                                                                    -----------
FRANCE: 0.9%
REAL ESTATE: 0.9%
            3,500   Societe Fonciere Lyonnaise                          551,486
                                                                    -----------
ITALY: 0.7%
ENERGY: 0.7%
            6,500   Ente Nazionale Idrocaburi S.p.A.
                      (ADR)                                             422,500
                                                                    -----------
MEXICO: 0.6%
ENERGY: 0.6%
           28,500   Tubos de Acero de Mexico S.A.                       365,156
                                                                    -----------
RUSSIA: 1.1%
ENERGY: 1.1%
            1,650   Ural Petroleum Corp.*                               660,000
                                                                    -----------
SINGAPORE: 1.8%
FOREST PRODUCTS AND PAPER: 1.8%
           92,200   Asia Pulp & Paper Company Ltd.                    1,037,250
                                                                    -----------
SWEDEN: 1.0%
REAL ESTATE: 1.0%
           50,000   Castellum AB                                        587,720
                                                                    -----------
UNITED KINGDOM: 1.1%
ENERGY: 0.6%
            3,800   British Petroleum Co. PLC
                      (ADR)(b)                                          335,350
                                                                    -----------
INDUSTRIAL METALS: 0.5%
          158,500   Billiton PLC                                        321,104
                                                                    -----------
                                                                        656,454
                                                                    -----------
UNITED STATES: 58.1%
ENERGY: 15.9%
           10,000   Apache Corp.                                        315,000
           24,000   BJ Services Co.                                     697,500
            8,000   Burlington Resources Inc.                           344,500
           36,200   Denali Inc.                                         565,625
           10,000   EVI Weatherford Inc.                                371,250
            9,500   Exxon Corp.                                         677,469
           22,400   Forcenergy Inc.                                     399,000
           19,000   J. Ray McDermott, S.A.                              788,500
           76,000   KCS Energy, Inc. (b)                                869,250
           36,600   Louis Dreyfus Natural Gas Corp.                     693,113

                       See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)

NO. OF SHARES
OR PRINCIPAL
AMOUNT              SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
UNITED STATES (continued)
ENERGY (continued)
           45,000   Miller Exploration Co.                         $    348,750
            4,200   Mobil Corp.(b)                                      321,825
           35,200   Pride International, Inc.                           596,200
           30,800   Smith International, Inc.                         1,072,225
           16,100   Stone Energy Corp.                                  572,556
           40,000   Swift Energy Co.                                    637,500
                                                                    -----------
                                                                      9,270,263
                                                                    -----------
FERTILIZER: 0.7%
            5,400   Potash Corp. of Saskatchewan Inc.(b)                408,038
                                                                    -----------
FOREST PRODUCTS AND PAPER: 3.0%
           13,500   Bowater Inc.                                        637,875
           12,487   Fort James Corp.(b)                                 555,672
           17,300   Willamette Industries, Inc.                         553,600
                                                                    -----------
                                                                      1,747,147
                                                                    -----------
INDUSTRIAL METALS: 3.1%
           10,000   Aluminum Co. of America(b)                          659,375
           84,550   Steel Dynamics, Inc.                              1,173,131
                                                                    -----------
                                                                      1,832,506
                                                                    -----------
PRECIOUS METALS: 4.7%
           42,200   Getchell Gold Corp.(b)                              633,000
           42,000   Homestake Mining Co.                                435,750
                    Morgan Guaranty Trust Co.
                    Gold/Silver Ratio Indexed Note
USD     1,400,000     2.61% 6/18/99                                   1,326,080
           16,100   Newmont Mining Corp.                                380,363
                                                                    -----------
                                                                      2,775,193
                                                                    -----------
REAL ESTATE: 30.7%
           17,300   AMB Property Corp.                                  392,000
            9,100   Arden Realty, Inc.(b)                               235,463
           27,000   Bedford Property Investors, Inc.(b)                 492,750
           30,000   Brandywine Realty Trust                             671,250
           22,000   Capital Senior Living Corp.                         270,875
           25,000   CapStar Hotel Co.(b)                                700,000
           25,000   CarrAmerica Realty Corporation                      709,375
           40,000   Cornerstone Properties, Inc.                        705,000
           10,000   Corporate Office Properties Trust, Inc.              88,750
           25,500   Equity Office Properties Trust                      723,563
           25,000   Equity Residential Properties Trust(b)            1,185,938
           20,000   Excel Legacy Corp.                                   87,500
           20,000   Excel Realty Trust, Inc.(b)                         576,250
           20,000   Highwoods Properties, Inc.                          646,250
            9,000   Host Marriott Corp.                                 160,313
           25,000   Kilroy Realty Corp.                                 625,000
           19,800   LaSalle Hotel Properties                            335,363
           12,500   Macerich Co. (The)                                  366,406
           31,500   Mack-Cali Realty Corporation                      1,082,813
           20,000   Pan Pacific Retail Properties, Inc.                 407,500
           22,800   Parkway Properties, Inc.                            672,600
           72,144   Patriot American Hospitality, Inc.(b)             1,726,940
           45,000   Philips International Realty                        742,500
           20,000   Prentiss Properties Trust                           486,250
           45,900   Signature Resorts, Inc.                             757,350
           10,500   SL Green Realty Corp.                               236,250

NO. OF SHARES       SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
UNITED STATES (continued)
REAL ESTATE (continued)
           35,000   Starwood Hotels & Resorts                      $  1,690,938
           13,900   Tower Realty Trust, Inc.                            311,013
           15,000   TriNet Corporate Realty Trust, Inc.                 510,000
           15,000   Westfield America, Inc.                             275,625
                                                                    -----------
                                                                     17,871,825
                                                                    -----------
                                                                     33,904,972
                                                                    -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 91.1%
(Cost: $59,766,058)                                                  53,235,664
                                                                    -----------

PRINCIPAL
AMOUNT              SHORT-TERM OBLIGATIONS: 4.5%
-------------------------------------------------------------------------------
       $2,613,000   American Express Co.
                      Commercial Paper due 7/01/98
                      Interest Yield 5.95%
                      (Amortized Cost: $2,613,000)                    2,613,000
                                                                    -----------
TOTAL INVESTMENTS: 95.6% (Cost: $62,379,058)                         55,848,664
                                                                    -----------


NO. OF SHARES       SECURITIES SOLD SHORT: (4.9%)
-------------------------------------------------------------------------------
UNITED STATES: (4.9%)
ENERGY: (4.9%)
           30,000   Core Laboratories N.V.                             (648,750)
           18,200   Dril-Quip, Inc.                                    (477,750)
           12,000   SEACOR SMIT Inc.                                   (735,750)
           30,000   Tidewater Inc.                                     (990,000)
                                                                    -----------
TOTAL SECURITIES SOLD SHORT
(Proceeds received: $3,209,695)                                      (2,852,250)
                                                                    -----------
TOTAL INVESTMENTS NET OF SECURITIES
 SOLD SHORT: 90.7% (Cost: $59,169,363)                               52,996,414
OTHER ASSETS LESS LIABILITIES: 9.3%                                   5,442,715
                                                                    -----------
NET ASSETS: 100%                                                    $58,439,129
                                                                    ===========

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Securities segregated for futures contracts.
(c) Restricted security, see Note 10.
*   Fair value as determined by Board of Trustees.
GLOSSARY:
ADR -- American Depositary Receipt

SUMMARY OF                                     % OF
INVESTMENTS                                    NET
BY INDUSTRY                                   ASSETS
-------------                                 ------
Energy                                         31.9%
Fertilizer                                      0.7%
Forest Products and Paper                       6.5%
Industrial Metals                               5.2%
Precious Metals                                 7.8%
Real Estate                                    39.0%
Commercial Paper                                4.5%
Securities Sold Short                          (4.9%)
Other assets less liabilities                   9.3%
                                              -----
                                              100.0%
                                              =====

                       See Notes to Financial Statements

                             GLOBAL REAL ESTATE FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)

NO. OF SHARES       SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
AUSTRALIA: 0.9%
            7,000   Westfield Holdings Ltd.                          $   34,148
                                                                     ----------
CANADA: 14.7%
            9,000   Bentall Corporation                                 104,199
            6,000   Boardwalk Equities, Inc.                             69,466
            2,500   Brookfield Properties Corp.                          34,477
            2,700   Cadillac Fairview Corp.                              62,100
            2,000   Cambridge Shopping Centres, Ltd.                     18,047
            1,000   Four Seasons Hotels, Inc.                            35,250
            6,000   Legacy Hotels REIT                                   35,141
            3,500   O&Y Properties Corp.                                 18,592
            5,000   Royal Host REIT                                      17,877
            5,000   TrizecHahn Corporation                              107,188
           10,000   UniHost Corp.                                        49,376
                                                                     ----------
                                                                        551,713
                                                                     ----------
FINLAND: 3.7%
           20,000   Sponda Oyj                                          140,117
                                                                     ----------
FRANCE: 3.1%
              350   Accor SA                                             97,708
              125   Societe Fonciere Lyonnaise                           19,696
                                                                     ----------
                                                                        117,404
                                                                     ----------
JAPAN: 2.2%
            5,000   Mitsubishi Estate Co. Ltd.                           43,836
            5,000   Mitsui Fudoson Co. Ltd.                              39,381
                                                                     ----------
                                                                         83,217
                                                                     ----------
SWEDEN: 2.2%
              750   Asticus AB                                            8,253
            2,000   Castellum AB                                         23,509
            6,000   Diligentia AB                                        51,769
                                                                     ----------
                                                                         83,531
                                                                     ----------
UNITED KINGDOM: 1.8%
            2,500   Millennium & Copthorne Hotels PLC                    22,468
           12,000   Thistle Hotels PLC                                   43,619
                                                                     ----------
                                                                         66,087
                                                                     ----------
UNITED STATES: 59.8%
            1,500   AMB Property Corp.                                   36,750
            1,500   Arden Realty, Inc.                                   38,813
            2,000   Bedford Property Investors, Inc.                     36,500
            4,000   Brandywine Realty Trust                              89,500
           11,000   Bridgestreet Accommodations, Inc.                    50,870
            3,700   Capital Senior Living Corp.                          45,556
             1500   CapStar Hotel Co.                                    42,000
            1,500   CarrAmerica Realty Corp.                             42,563
            2,500   Catellus Development Corp.                           44,219
            6,000   Cornerstone Properties, Inc.                        105,750
            1,600   Corporate Office Properties Trust, Inc.              14,200
            3,000   Equity Office Properties Trust                       85,125
            1,000   Equity Residential Properties Trust                  47,438
           10,000   Excel Legacy Corp.                                   43,750
            2,000   Excel Realty Trust, Inc.                             57,625

NO. OF SHARES       SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
UNITED STATES (continued)
            5,000   Grove Property Trust                             $   52,188
            1,000   Highwoods Properties, Inc.                           32,313
            2,500   Host Marriott Corp.                                  44,531
            2,150   Kilroy Realty Corp.                                  53,750
            2,500   LaSalle Hotel Properties                             42,344
            1,500   Macerich Co. (The)                                   43,969
            3,000   Mack-Cali Realty Corporation                        103,125
            2,000   Pan Pacific Retail Properties, Inc.                  40,750
             1000   Parkway Properties, Inc.                             29,500
            8,600   Patriot American Hospitality, Inc.                  205,863
            5,000   Philips International Realty                         82,500
            4,000   Prentiss Properties Trust                            97,250
            4,000   Security Capital Group - B
                      (Warrants expiring 9/18/98)                         1,376
            12000   Signature Resorts, Inc.                             198,000
            2,100   SL Green Realty Corp.                                47,250
            2,500   St. Joe Company (The)                                68,438
             3000   Starwood Hotels & Resorts                           144,940
              700   Tower Realty Trust, Inc.                             15,663
             1900   TriNet Corporate Realty Trust, Inc.                  64,600
            1,000   United Dominion Realty Trust, Inc.                   55,500
            2,000   Westfield America, Inc.                              36,750
                                                                     ----------
                                                                      2,241,259
                                                                     ----------

TOTAL STOCKS AND OTHER INVESTMENTS: 88.4%
(Cost: $3,347,419)                                                    3,317,476
                                                                     ----------

PRINCIPAL
AMOUNT              SHORT-TERM OBLIGATIONS: 13.3%
-------------------------------------------------------------------------------
                    U.S. Treasury Bills
         $100,000     due 7/09/98 Interest Yield 4.89%                   99,891
          400,000     due 7/30/98 Interest Yield 4.85%                  398,437
                                                                     ----------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized Cost: $498,328)                                              498,328
                                                                     ----------

TOTAL INVESTMENTS: 101.7% (Cost: $3,845,747)                          3,815,804
OTHER ASSETS LESS LIABILITIES: (1.7%)                                   (64,105)
                                                                     ----------
NET ASSETS: 100%                                                     $3,751,699
                                                                     ==========

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.

SUMMARY OF                                     % OF
INVESTMENTS                                    NET
BY INDUSTRY                                   ASSETS
-------------                                 ------
Diversified                                    18.4%
Hotels                                         20.8%
Office/Industrial                              25.6%
Residential                                     6.1%
Retail                                          9.6%
Specialty                                       7.9%
U.S. Treasury Bills                            13.3%
Other assets less liabilities                  (1.7%)
                                              -----
                                              100.0%
                                              =====

                       See Notes to Financial Statements

                               GOLD/RESOURCES FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)

NO. OF SHARES       SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
AUSTRALIA: 10.5%
          425,000   Acacia Resources Ltd.                           $   452,489
        1,150,375   Australian Resources Ltd.                           195,823
          270,422   Delta Gold N.L.                                     331,435
          808,750   Ghana Gold Mines Ltd.                                31,539
          990,000   Goldstream Mining N.L.                              134,818
          264,903   Great Central Mines Ltd.                            252,521
          562,500   Gullewa Gold N.L.                                    12,187
          405,681   Lihir Gold Ltd.                                     499,722
          570,000   Menzies Gold N.L.                                    67,038
          650,000   Mount Burgess Gold Mining Co. N.L.                   20,118
          500,000   Mount Leyshon Gold Mines Ltd.                       371,400
          414,300   Newcrest Mining Ltd.                                507,774
        1,416,833   Normandy Mining Ltd.                              1,157,666
          588,272   Resolute Ltd.                                       356,858
          637,964   Sons of Gwalia Ltd.                               1,579,599
          100,000   Ticor Ltd.                                           42,092
                                                                    -----------
                                                                      6,013,079
                                                                    -----------
CANADA: 39.6%
           96,800   Agnico-Eagle Mines Ltd.                             532,400
          125,000   Barrick Gold Corp.                                2,398,438
          213,300   Barrick Gold Corp. (Installment
                      Receipt)                                        2,592,982
           93,600   Boliden Ltd. (Installment Receipt)                  509,960
          141,100   Cambior, Inc.                                       831,215
          100,000   Claude Resources, Inc.                              129,397
          711,900   Dayton Mining Corp.                                 460,588
          337,800   Echo Bay Mines, Ltd.                                760,050
          300,000   Eldorado Gold Corp.                                 173,664
          106,900   Fletcher Challenge Canada Ltd.                    1,488,817
          250,000   Geomaque Explorations Ltd.                          340,518
          250,000   Greenstone Resources Ltd.                           961,964
          385,000   International Roraima Gold Corp.                     31,464
          335,000   Kinross Gold Corp.                                1,129,329
          327,900   Meridian Gold Inc.                                  681,101
          321,300   Miramar Mining Corp.                                413,564
          103,500   Pacific Rim Mining Corp.                             49,341
          214,200   Placer Dome Inc.                                  2,516,850
           27,000   Prudential Steel Ltd.                               207,784
          100,000   Rayrock Yellowknife Resources, Inc.                 425,648
          416,200   Richmont Mines, Inc.                              1,062,928
          247,500   Rift Resources Ltd.                                  20,227
           34,900   Rio Narcea Gold Mines, Ltd.                          77,484
          100,000   Romarco Minerals, Inc.                              129,397
          195,000   Solitario Resources Corp.                           265,604
          110,000   St. Andrew Goldfields Ltd.                          155,821
           99,800   Sutton Resources Ltd.                               567,528
          140,000   Teck Corp. (Class B)                              1,530,289
          553,200   TVX Gold Inc.                                     1,694,175
          399,800   Viceroy Resource Corp.                              626,240
                                                                    -----------
                                                                     22,764,767
                                                                    -----------
GHANA: 2.0%
           30,191   Ashanti Goldfields Co. Ltd.                         245,302
          104,000   Ashanti Goldfields Co. Ltd. (GDR)                   845,000
           30,191   Ashanti Goldfields Co. Ltd.
                      (Preference Shares)                                60,382
                                                                    -----------
                                                                      1,150,684
                                                                    -----------

NO. OF SHARES       SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
PERU: 0.9%
           37,300   Co. de Minas Buenaventura
                      S.A. (ADR)                                    $   489,563
                                                                    -----------
UNITED KINGDOM: 1.1%
          301,667   Billiton PLC                                        611,144
                                                                    -----------
UNITED STATES: 31.1%
          645,872   Battle Mountain Canada Inc.
                      (Exchangeable Shares)                           3,834,864
          221,300   Battle Mountain Gold Co. (Class A)                1,313,969
          200,800   Canyon Resources Corp.                              150,600
          328,700   Crown Resources Corp.                             1,438,063
          162,100   Getchell Gold Corp.                               2,431,500
          360,602   Homestake Mining Co.                              3,741,245
           64,400   Newmont Gold Company                              1,589,875
          102,505   Newmont Mining Corp.                              2,421,681
        1,000,000   Piedmont Mining Co., Inc.(b)                        110,000
           30,000   Stillwater Mining Co.                               813,750
                                                                    -----------
                                                                     17,845,547
                                                                    -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 85.2%
(Cost: $63,680,283)                                                  48,874,784
                                                                    -----------
PRINCIPAL
AMOUNT              SHORT-TERM OBLIGATIONS: 9.7%
-------------------------------------------------------------------------------
       $2,800,000   American Express Co.
                      Commercial Paper due 7/01/98
                      Interest Yield 6.03%                            2,800,000
        2,800,000   General Electric Co.
                      Commercial Paper due 7/01/98
                      Interest Yield 5.68%                            2,800,000
                                                                    -----------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized Cost: $5,600,000)                                          5,600,000
                                                                    -----------
TOTAL INVESTMENTS: 94.9%
(Cost: $69,280,283)                                                  54,474,784
OTHER ASSETS LESS LIABILITIES: 5.1%                                   2,962,812
                                                                    -----------
NET ASSETS: 100%                                                    $57,437,596
                                                                    ===========

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Affiliated  company,  see Schedule of Affiliated Company  Transactions (Note
    11).
GLOSSARY:
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

SUMMARY OF                                     % OF
INVESTMENTS                                    NET
BY INDUSTRY                                   ASSETS
-------------                                 ------
Aluminum                                        1.1%
Gold Mining                                    78.2%
Industrial Metals--Diversified                  1.9%
Paper and Forest Products--Diversified          2.6%
Platinum/Palladium/Rhodium                      1.4%
Commercial Paper                                9.7%
Other assets less liabilities                   5.1%
                                              -----
                                              100.0%
                                              =====

                       See Notes to Financial Statements

                        INTERNATIONAL INVESTORS GOLD FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)

NO. OF SHARES       SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
AUSTRALIA: 3.7%
          850,000   Acacia Resources Ltd.                          $    904,978
        1,350,375   Australian Resources Ltd.                           229,868
          425,000   Delta Gold N.L.                                     520,889
        1,668,210   Ghana Gold Mines Ltd.                                65,055
          364,903   Great Central Mines Ltd.                            347,847
        1,000,000   Gullewa Gold N.L.                                    21,665
          564,495   Lihir Gold Ltd.                                     695,351
        1,200,000   Menzies Gold N.L.                                   141,132
          700,000   Mount Leyshon Gold Mines Ltd.                       519,960
          628,700   Newcrest Mining Ltd.                                770,547
        4,234,190   Normandy Mining Ltd.                              3,459,672
          335,156   Resolute Ltd.                                       203,312
          200,000   Sons of Gwalia Ltd.                                 495,200
          100,000   Ticor Ltd.                                           42,092
                                                                   ------------
                                                                      8,417,568
                                                                   ------------

CANADA: 21.6%
          192,300   Agnico-Eagle Mines Ltd.                           1,057,650
          540,000   Barrick Gold Corp.                               10,361,250
          411,700   Barrick Gold Corp.(Installment
                      Receipt)                                        5,004,832
           93,600   Boliden Ltd. (Installment Receipt)                  509,960
          273,300   Cambior, Inc.                                     1,610,001
          100,000   Claude Resources, Inc.                              129,397
          272,400   Dayton Mining Corp.                                 176,239
          687,900   Echo Bay Mines, Ltd.                              1,547,775
          300,000   Eldorado Gold Corp.                                 173,664
          250,000   Geomaque Explorations Ltd.                          340,518
          750,000   Greenstone Resources Ltd.                         2,885,892
          575,000   Kinross Gold Corp.                                1,938,400
          376,400   Meridian Gold Inc.                                  781,844
          735,000   Miramar Mining Corp.                                946,062
          146,500   Pacific Rim Mining Corp.                             69,840
          960,900   Placer Dome Inc.                                 11,290,575
          126,000   Prudential Steel Ltd.                               969,660
          100,000   Rayrock Yellowknife Resources, Inc.                 425,648
          350,000   Richmont Mines, Inc.                                893,860
           40,700   Rio Narcea Gold Mines, Ltd.                          90,361
          150,000   Romarco Minerals, Inc.                              194,095
          100,000   St. Andrew Goldfields Ltd.                          141,656
          258,500   Sutton Resources Ltd.                             1,470,000
           80,000   Teck Corp. (Class B)                                874,451
        1,669,500   TVX Gold Inc.                                     5,112,844
          300,000   Viceroy Resources Corp.                             469,915
                                                                   ------------
                                                                     49,466,389
                                                                   ------------
NETHERLANDS: 1.9%
           80,000   Royal Dutch Petroleum Co.
                      (New York Registry Shares)                      4,385,000
                                                                   ------------
PERU: 0.1%
           44,500   Compania de Minas Buenaventura
                      S.A. (Sponsored ADR)                              584,063
                                                                   ------------

NO. OF SHARES       SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
SOUTH AFRICA: 25.9%
          655,501   Anglo American Platinum
                      Corporation Ltd. (ADR) (b)                   $ 11,105,035
          563,290   Anglogold Ltd. (ADR)                             16,968,693
           25,000   Ashanti Goldfields Co. Ltd.
                      (Sponsored GDR)                                   203,125
        4,630,755   Avgold Ltd.                                       2,824,761
        2,405,000   Avmin Ltd. (ADR)                                  1,382,875
          682,500   Driefontein Consolidated Ltd. (b)
                      (Sponsored ADR)                                 3,497,812
          359,428   Durban Roodepoort Deep Ltd. (b)
                      (Sponsored ADR)                                   797,481
          363,139   Evander Gold Mines Ltd. (b) (ADR)                   807,984
        1,014,000   Gencor Ltd.                                       1,546,350
          345,405   Gold Fields Ltd.                                  1,390,256
          734,323   Gold Fields of South Africa Ltd. (b)
                      (Sponsored ADR)                                 4,560,383
          589,430   Harmony Gold Mining Co. Ltd.                      2,394,559
          645,000   Impala Platinum Holdings Ltd. (ADR)               5,361,563
          100,000   JCI Ltd.                                            505,000
        1,201,000   Randfontein Estate Gold
                      Mining Co. (ADR)                                2,582,150
        1,032,709   Western Area Gold
                      Mining Co. Ltd. (b) (ADR)                       3,149,762
                                                                   ------------
                                                                     59,077,789
                                                                   ------------
UNITED KINGDOM: 1.1%
          913,333   Billiton PLC                                      1,850,313
          500,000   Reunion Mining PLC                                  587,759
                                                                   ------------
                                                                      2,438,072
                                                                   ------------
UNITED STATES: 22.1%
          222,000   Battle Mountain Canada, Inc.                      1,318,125
        1,400,000   Battle Mountain Gold Co.                          8,566,031
           27,000   Bedford Property Investors Inc.                     279,225
          251,700   Canyon Resources Corp.                              188,775
           65,000   CapStar Hotel Co.                                 1,820,000
           45,750   CarrAmerica Realty                                1,298,156
          100,000   Crown Resources Corp.                               437,500
          247,700   Getchell Gold Corp.                               7,822,500
          990,000   Homestake Mining Co.                             15,302,494
           28,800   Newmont Gold Company                                711,000
          299,900   Newmont Mining Corp.                              9,447,638
           49,498   Patriot American Hospitality Inc.                 1,543,921
           75,000   Philips International Realty II                   1,237,500
        1,270,000   Piedmont Mining Co., Inc. (d)                       139,700
            1,025   Security Capital Group - B
                      (Warrants expiring 9/18/98)                           353
           20,000   Stillwater Mining Co.                               542,500
                                                                   ------------
                                                                     50,655,418
                                                                   ------------
TOTAL STOCKS & OTHER INVESTMENTS: 76.4%
(Cost: $181,110,251)                                                175,024,299
                                                                   ------------

                       See Notes to Financial Statements

                        INTERNATIONAL INVESTORS GOLD FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)

NO. OF CONTRACTS    SECURITIES (A)                               VALUE (NOTE 1)
-------------------------------------------------------------------------------
CALL OPTIONS PURCHASED: 0.1%
          167,848   Durban Roodepoort Deep, Ltd.
                      Strike price @ ZAR 30
                      expiring 12/31/99                            $     69,646
           51,411   Durban Roodepoort Deep, Ltd.
                      Strike price @ ZAR 60
                      expiring 6/30/02                                   18,602
           26,000   Randfontein Estates Gold Mining Co.
                      Strike price @ ZAR 25
                      expiring 7/01/02                                   14,240
                                                                   ------------
TOTAL CALL OPTIONS PURCHASED
(Cost: $147,237)                                                        102,488
                                                                   ------------
TOTAL INVESTMENTS: 76.5% (Cost: $181,257,488)                       175,126,787
                                                                   ------------

PRINCIPAL
AMOUNT              SHORT-TERM OBLIGATIONS: 9.3%
-------------------------------------------------------------------------------
      $10,700,000   American Express Co.
                      Commercial Paper
                      due 7/01/98
                      Interest Yield 5.95%                           10,700,000
       10,700,000   General Electric Capital
                      Commercial Paper
                      due 7/01/98
                      Interest Yield 5.60%                           10,700,000
                                                                   ------------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized Cost: $21,400,000)                                        21,400,000
                                                                   ------------

TOTAL INVESTMENTS: 85.8% (Cost: $202,657,488)                       196,526,787
OTHER ASSETS LESS LIABILITIES: 14.2%                                 32,586,120
                                                                   ------------
NET ASSETS: 100%                                                   $229,112,907
                                                                   ============

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Includes securities in the form of American Depositary Receipts (ADR). ADR's are traded at prices substantially equivalent to those quoted for ordinary shares.
(d) Affiliated  company,  see Schedule of Affiliated Company  Transactions (Note
    11).
* Fair value as determined by Board of Trustees.
GLOSSARY:
ADR -- American Depositary Receipt

SUMMARY OF                                     % OF
INVESTMENTS                                    NET
BY INDUSTRY                                   ASSETS
-------------                                 ------
Aluminum                                        0.8%
Gold & Silver                                  63.1%
Industrial Metals--Diversified                  0.9%
Oil--Integrated                                 1.9%
Platinum/Palladium/Rhodium                      2.6%
Precious Metals--Finance                        4.3%
Real Estate--Hotels                             1.5%
Real Estate--Retail                             0.6%
Real Estate--Office/Industrial                  0.7%
Call Options Purchased                          0.1%
Commercial Paper                                9.3%
Other assets less liabilities                  14.2%
                                              -----
                                              100.0%
                                              =====

                       See Notes to Financial Statements

                           U.S. GOVERNMENT MONEY FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)

                                        ANNUALIZED YIELD
                                           AT TIME OF
 PRINCIPAL                    MATURITY     PURCHASE OR           VALUE
 AMOUNT                         DATE       COUPON RATE          (NOTE 1)
-------------------------------------------------------------------------

U.S. TREASURY BILLS: 82.7%
$15,000,000                   9/17/98          5.03%         $14,840,588
 15,000,000                   9/03/98          5.00%          14,869,600
 20,000,000                   8/20/98          4.99%          19,864,166
                                                             -----------
Total U.S. Treasury Bills
 (Amortized Cost: $49,574,354)                                49,574,354
                                                             -----------
REPURCHASE AGREEMENTS: 66.6% (NOTE 12):
$20,000,000
  (Cost: $20,000,000)
  Purchased on 6/30/98;
  maturity value--
  $20,003,056 (with HSBC
  Securities Incorporated
  collateralized by
  $18,977,000 U.S. Treasury
  Note due 2/15/00 with
  an interest rate of
  8.50% with a value of
  $20,438,445)                7/01/98          5.50%          20,000,000
$19,953,090
 (Cost: $19,953,090)
 Purchased on 6/30/98;
 maturity value--
 $19,956,111 (with Merrill
 Lynch, Pierce, Fenner &
 Smith Incorporated
 collateralized by
 $19,930,000 U.S. Treasury
 Note due 2/28/99 with
 an interest rate of
 5.88% with a value of
 $20,3678,000)                7/01/98          5.45%          19,953,090
                                                             -----------
Total Repurchase Agreements (Cost: $399,953,090)              39,953,090
                                                             -----------
TOTAL INVESTMENTS: 149.3%
(Cost: $89,527,444*)                                          89,527,444

OTHER ASSETS LESS LIABILITIES: (49.3%)                       (29,552,794)
                                                             -----------
NET ASSETS: 100%                                             $59,974,650
                                                             ===========

                       See Notes to Financial Statements

VAN ECK FUNDS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

                                                            ASIA DYNASTY         EMERGING MARKETS        GLOBAL BALANCED
                                                                FUND                GROWTH FUND               FUND
                                                            ------------         ----------------        ---------------
ASSETS:
Investments at cost-see Schedules of
 Portfolio Investments .................................    $13,542,655             $2,147,866             $21,522,171
                                                           ============           ============            ============
Investments at value (Note 1) ..........................    $11,295,518             $1,738,230             $30,403,233
Cash ...................................................      2,200,003                153,686                 505,796
Segregated cash for short sales (Note 1) ...............            --                    --                      --
Cash-initial margin for futures contracts (Note 1) .....            --                    --                      --
Receivables:
 Securities sold .......................................            --                  70,735               1,343,767
 Receivables for securities sold short .................            --                     --                      --
 Capital shares sold ...................................            306                    550                 155,930
 Interest and dividends ................................         56,190                 13,238                 262,294
 From Adviser ..........................................            --                 171,990                     --
 Unrealized appreciation on open forward foreign
  currency contracts (Note 7) ..........................            --                     --                  102,961
Deferred organization costs and other assets (Note 1)               --                   4,676                   1,257
                                                           ------------           ------------            ------------
   Total assets ........................................     13,552,017              2,153,105              32,775,238
                                                           ------------           ------------            ------------
LIABILITIES:
Payables:
 Due to custodian ......................................            --                     --                      --
 Securities purchased ..................................        218,519                 78,677                 732,478
 Securities sold short, at value (proceeds $3,209,695)
  (Note 1) .............................................            --                     --                      --
 Unrealized depreciation on open forward foreign
  currency contracts (Note 7) ..........................            --                     --                      186
 Dividends payable .....................................            --                   1,080                   3,075
 Capital shares redeemed ...............................         37,584                  4,442                  10,813
 Options written (premiums received $14,495) (Note 1) ..            --                     --                   14,034
 Accounts payable ......................................         97,071                 61,797                  51,146
                                                           ------------           ------------            ------------
   Total liabilities ...................................        353,174                145,996                 811,732
                                                           ------------           ------------            ------------
NET ASSETS .............................................    $13,198,843             $2,007,109             $31,963,506
                                                           ============           ============            ============
CLASS A SHARES+:
Net assets .............................................     $8,707,024             $1,652,016             $26,239,513
                                                           ============           ============            ============
Shares outstanding .....................................      1,442,928                244,540               2,207,024
                                                           ============           ============            ============
Net asset value and redemption price per share .........          $6.03                  $6.76                  $11.89
                                                           ============           ============            ============
Maximum offering price per share
 (NAV/(1-maximum sales commission)) ....................          $6.33                  $7.10                  $12.48
                                                           ============           ============            ============
CLASS B SHARES:
Net assets .............................................     $4,491,819               $151,754             $ 5,723,993
                                                           ============           ============            ============
Shares outstanding .....................................        765,510                 22,455                 485,049
                                                           ============           ============            ============
Net asset value, offering and redemption price
 per share (Redemption may be  subject to a
 contingent deferred sales charge within the
 first six years of ownership) .........................          $5.87                  $6.76                  $11.80
                                                           ============           ============            ============
CLASS C SHARES:
Net assets                                                                            $203,339
                                                                                  ============
Shares outstanding                                                                      30,236
                                                                                  ============
Net asset value, offering and redemption price
 per share (Redemption may be subject to a
 contingent deferred sales charge within the
 first year of ownership)                                                                $6.73
                                                                                  ============
Net assets consist of:
 Aggregate paid in capital .............................    $16,935,864             $3,158,614             $20,463,770
 Unrealized appreciation (depreciation) of
  investments, options, short sales, futures
  and foreign denominated assets, liabilities
  and forward foreign currency contracts ...............     (2,248,185)              (416,543)              8,980,313
 Undistributed (overdistributed) net investment
  income (loss) ........................................       (296,156)                (5,422)               (352,373)
 Accumulated realized gain (loss) ......................     (1,192,680)              (729,540)              2,871,796
                                                           ------------           ------------            ------------
 .......................................................    $13,198,843             $2,007,109             $31,963,506
                                                           ============           ============            ============


--------------------------------
+ The U.S. Government Money Fund does not have a designated class of shares.


                       See Notes to Financial Statements



                                                            GLOBAL HARD             GLOBAL REAL         GOLD/RESOURCES
                                                            ASSETS FUND             ESTATE FUND              FUND
                                                           ------------            ------------         --------------
ASSETS:
Investments at cost-see Schedules of
 Portfolio Investments .................................    $62,379,058             $3,845,747            $ 69,280,283
                                                           ============            ===========            ============
Investments at value (Note 1) ..........................    $55,848,664             $3,815,804            $ 54,474,784
Cash ...................................................        485,511                  4,446                 635,869
Segregated cash for short sales (Note 1) ...............      1,485,333                     --                     --
Cash-initial margin for futures contracts (Note 1) .....        182,250                     --                     --
Receivables:
 Securities sold .......................................      1,126,509                164,088               2,818,839
 Receivables for securities sold short .................      3,209,695                     --                     --
 Capital shares sold ...................................        456,590                    556                   5,628
 Interest and dividends ................................        171,743                 17,989                  44,065
 From Adviser ..........................................            --                  99,997                     --
 Unrealized appreciation on open forward foreign
  currency contracts (Note 7) ..........................            --                     740                     --
Deferred organization costs and other assets (Note 1)            78,620                  9,900                  58,349
                                                           ------------            ------------           -------------
   Total assets ........................................     63,044,915              4,113,520              58,037,534
                                                           ------------            -----------            ------------
LIABILITIES:
Payables:
 Due to custodian ......................................            --                     --                      --
 Securities purchased ..................................      1,038,548                241,679                     --
 Securities sold short, at value (proceeds $3,209,695)
  (Note 1) .............................................      2,852,250                    --                      --
 Unrealized depreciation on open forward foreign
  currency contracts (Note 7) ..........................         26,002                    --                      --
 Dividends payable .....................................         34,574                  4,207                     --
 Capital shares redeemed ...............................        492,799                 36,950                 320,458
 Options written (premiums received $14,495) (Note 1) ..            --                     --                      --
 Accounts payable ......................................        161,613                 78,985                 279,480
                                                           ------------            -----------            ------------
   Total liabilities ...................................      4,605,786                361,821                 599,938
                                                           ------------            -----------            ------------
NET ASSETS .............................................    $58,439,129             $3,751,699            $ 57,437,596
                                                           ============            ===========            ============
CLASS A SHARES :
Net assets .............................................    $42,448,162             $3,298,447            $ 57,437,596
                                                           ============            ===========            ============
Shares outstanding .....................................      3,239,500                312,801              17,834,026
                                                           ============            ===========            ============
Net asset value and redemption price per share .........         $13.10                 $10.54                   $3.22
                                                           ============            ===========            ============
Maximum offering price per share
 (NAV/(1-maximum sales commission)) ....................         $13.75                 $11.07                   $3.42
                                                           ============            ===========            ============
CLASS B SHARES:
Net assets .............................................     $9,119,628               $289,919
                                                           ============            ===========
Shares outstanding .....................................        693,432                 27,538
                                                           ============            ===========
Net asset value, offering and redemption price
 per share (Redemption may be  subject to a
 contingent deferred sales charge within the
 first six years of ownership) .........................         $13.15                 $10.53
                                                           ============            ===========
CLASS C SHARES:
Net assets                                                   $6,871,339               $163,333
                                                           ============            ===========
Shares outstanding                                              521,054                 15,491
                                                           ============            ===========
Net asset value, offering and redemption price
 per share (Redemption may be subject to a
 contingent deferred sales charge within the
 first year of ownership)                                        $13.19                 $10.54
                                                           ============            ===========
Net assets consist of:
 Aggregate paid in capital .............................    $64,754,397             $3,755,419            $115,390,190
 Unrealized appreciation (depreciation) of
  investments, options, short sales, futures
  and foreign denominated assets, liabilities
  and forward foreign currency contracts ...............     (6,207,643)               (30,937)            (14,828,802)
 Undistributed (overdistributed) net investment
  income (loss) ........................................        112,357                  9,011              (1,060,102)
 Accumulated realized gain (loss) ......................       (219,982)                18,206             (42,063,690)
                                                           ------------            -----------            ------------
 .......................................................    $58,439,129             $3,751,699            $ 57,437,596
                                                           ============            ===========            ============




                                                       INTERNATIONAL INVESTORS   U.S. GOVERNMENT
                                                               GOLD FUND           MONEY FUND
                                                       -----------------------   --------------

ASSETS:
Investments at cost-see Schedules of
 Portfolio Investments .................................   $202,657,488           $ 89,527,444
                                                           ============           ============
Investments at value (Note 1) ..........................   $196,526,787           $ 89,527,444
Cash ...................................................      4,837,918                    --
Segregated cash for short sales (Note 1) ...............            --                     --
Cash-initial margin for futures contracts (Note 1) .....            --                     --
Receivables:
 Securities sold .......................................        247,366                    --
 Receivables for securities sold short .................            --                     --
 Capital shares sold ...................................     42,142,011             14,348,063
 Interest and dividends ................................        366,961                 32,609
 From Adviser ..........................................            --                     --
 Unrealized appreciation on open forward foreign
  currency contracts (Note 7) ..........................            --
Deferred organization costs and other assets (Note 1)...         22,994                    --
                                                           ------------           ------------
   Total assets ........................................    244,144,037            103,908,116
                                                           ------------           ------------
LIABILITIES:
Payables:
 Due to custodian ......................................            --                     200
 Securities purchased ..................................        193,088                    --
 Securities sold short, at value (proceeds $3,209,695)
  (Note 1) .............................................            --                     --
 Unrealized depreciation on open forward foreign
  currency contracts (Note 7) ..........................           --                      --
 Dividends payable .....................................         55,375                 51,269
 Capital shares redeemed ...............................     14,555,381             43,753,634
 Options written (premiums received $14,495) (Note 1) ..            --                     --
 Accounts payable ......................................        227,286                128,363
                                                           ------------           ------------
   Total liabilities ...................................     15,031,130             43,933,466
                                                           ------------           ------------
NET ASSETS .............................................   $229,112,907           $ 59,974,650
                                                           ============           ============
CLASS A SHARES :
Net assets .............................................   $229,112,907           $ 59,974,650
                                                           ============           ============
Shares outstanding .....................................     33,998,510             59,974,650
                                                           ============           ============
Net asset value and redemption price per share .........          $6.74                  $1.00
                                                           ============           ============
Maximum offering price per share
 (NAV/(1-maximum sales commission)) ....................          $7.15
                                                           ============
CLASS B SHARES:
Net assets .............................................

Shares outstanding .....................................

Net asset value, offering and redemption price
 per share (Redemption may be  subject to a
 contingent deferred sales charge within the
 first six years of ownership) .........................

CLASS C SHARES:
Net assets

Shares outstanding

Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)

Net assets consist of:
 Aggregate paid in capital .............................   $228,962,815           $ 59,974,650
 Unrealized appreciation (depreciation) of
  investments, options, short sales, futures
  and foreign denominated assets, liabilities
  and forward foreign currency contracts ...............     (6,158,131)                   --
 Undistributed (overdistributed) net investment
  income (loss) ........................................        (43,086)                   --
 Accumulated realized gain (loss) ......................      6,351,309                    --
                                                           ------------           ------------
 .......................................................   $229,112,907           $ 59,974,650
                                                           ============           ============





                       See Notes to Financial Statements


VAN ECK FUNDS
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998 (Unaudited)

                                                             ASIA DYNASTY         EMERGING MARKETS         GLOBAL BALANCED
                                                                 FUND                GROWTH FUND                FUND
                                                            -------------         ----------------         ---------------
INCOME:
Dividends ................................................  $   198,628             $   43,990             $   145,821
Interest .................................................       23,268                    262                 320,704
Foreign taxes withheld ...................................       (8,314)                (2,837)                (10,957)
                                                            -----------             ----------              ----------
Total income .............................................      213,582                 41,415                 455,568
                                                            -----------             ----------              ----------
EXPENSES:
Management (Note 2) ......................................       64,686                 12,271                 116,231
Distribution Class A (Note 4) ............................       28,298                  5,375                  63,858
Distribution Class B (Note 4) ............................       29,651                    565                  27,258
Distribution Class C (Note 4) ............................                               1,264
Administration (Note 2) ..................................       30,194                  2,729                  46,606
Transfer agent ...........................................       63,471                 44,943                  56,378
Professional .............................................       29,725                 11,331                  24,230
Reports to shareholders ..................................       13,961                  6,443                  19,770
Registration .............................................       11,135                 27,162                  14,516
Custodian ................................................        7,962                 22,619                  10,089
Trustees' fees and expenses ..............................        2,073                    197                   2,888
Amortization of deferred organization costs ..............          289                    561                   3,415
Other ....................................................        5,898                    502                   7,056
                                                            -----------             ----------              ----------
Total expenses ...........................................      287,343                135,962                 392,295
Expenses assumed by the Adviser and reduced by directed
  brokerage and custody fee arrangement (Note 2) .........      (15,924)              (127,603)                (68,900)
                                                            -----------             ----------              ----------
Net expenses .............................................      271,419                  8,359                 323,395
                                                            -----------             ----------              ----------
Net investment income (loss) .............................      (57,837)                33,056                 132,173

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain (loss) from security transactions ..........   (1,192,680)              (433,074)              2,758,199
Realized gain (loss) from futures contracts, equity
  swaps and short sales ..................................          --                    (572)                    --
Realized gain (loss) from options ........................          --                     --                    4,661
Realized gain (loss) from foreign currency transactions ..     (154,054)               (11,677)                 23,899
Change in unrealized appreciation (depreciation) of
  foreign denominated assets, liabilities and forward
  foreign currency contracts .............................      (23,218)                (6,211)                  6,733
Change in unrealized appreciation (depreciation) of
  investments, futures,  short sales, swaps and options ..   (2,717,180)                17,830               1,418,605
                                                            -----------             ----------              ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ........................................  $(4,144,969)            $ (400,648)             $4,344,270
                                                            ===========             ==========              ==========


                       See Notes to Financial Statements



                                                            GLOBAL HARD              GLOBAL REAL          GOLD/RESOURCES
                                                            ASSETS FUND              ESTATE FUND               FUND
                                                           -------------             -----------          --------------
INCOME:
Dividends ................................................ $    740,402                $ 39,820            $   287,971
Interest .................................................      106,727                   7,181                149,797
Foreign taxes withheld ...................................      (17,541)                   (828)               (16,921)
                                                           ------------              ----------            -----------
Total income .............................................      829,588                  46,173                420,847
                                                           ------------              ----------            -----------
EXPENSES:
Management (Note 2) ......................................      354,057                  11,917                248,154
Distribution Class A (Note 4) ............................      133,207                   5,159                 82,718
Distribution Class B (Note 4) ............................       47,952                   1,083
Distribution Class C (Note 4) ............................       39,690                     515
Administration (Note 2) ..................................       11,533                   1,830                111,444
Transfer agent ...........................................       79,283                  33,301                181,053
Professional .............................................       19,706                  11,890                 25,461
Reports to shareholders ..................................       20,396                  19,351                 20,546
Registration .............................................       24,631                  19,860                 11,811
Custodian ................................................       13,636                   1,018                 12,870
Trustees' fees and expenses ..............................        4,997                     196                  7,539
Amortization of deferred organization costs ..............        3,915                     969                    --
Other ....................................................       16,899                   1,752                 18,633
                                                           ------------              ----------            -----------
Total expenses ...........................................      769,902                 108,841                720,229
Expenses assumed by the Adviser and reduced by directed
  brokerage and custody fee arrangement (Note 2) .........      (17,966)                (99,695)                   --
                                                           ------------              ----------            -----------
Net expenses .............................................      751,936                   9,146                720,229
                                                           ------------              ----------            -----------
Net investment income (loss) .............................       77,652                  37,027               (299,382)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain (loss) from security transactions ..........     (520,108)                 17,239              2,114,620
Realized gain (loss) from futures contracts, equity
  swaps and short sales ..................................      183,171                     --                     --
Realized gain (loss) from options ........................      139,229                     --                     --
Realized gain (loss) from foreign currency transactions ..      124,261                     503                (57,321)
Change in unrealized appreciation (depreciation) of
  foreign denominated assets, liabilities and forward
  foreign currency contracts .............................      (47,065)                (1,224)                 13,429
Change in unrealized appreciation (depreciation) of
  investments, futures,  short sales, swaps and options ..  (11,380,760)                (92,289)            (6,253,447)
                                                           ------------              ----------            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ........................................ $(11,423,620)               $(38,744)           $(4,482,101)
                                                           ============              ==========            ===========



                                                         INTERNATIONAL INVESTORS   U.S. GOVERNMENT
                                                                GOLD FUND            MONEY FUND
                                                         -----------------------   ---------------

INCOME:
Dividends ................................................ $  2,298,678                    --
Interest .................................................      946,211             $1,917,800
Foreign taxes withheld ...................................     (106,546)                   --
                                                           ------------             ----------
Total income .............................................    3,138,343              1,917,800
                                                           ------------             ----------
EXPENSES:
Management (Note 2) ......................................      918,272                177,743
Distribution Class A (Note 4) ............................                              88,872
Distribution Class B (Note 4) ............................
Distribution Class C (Note 4) ............................
Administration (Note 2) ..................................      388,728                 73,566
Transfer agent ...........................................      489,389                 41,651
Professional .............................................       47,826                 19,242
Reports to shareholders ..................................       70,272                 15,010
Registration .............................................       22,838                 14,757
Custodian ................................................       14,399                  8,482
Trustees' fees and expenses ..............................       25,103                 10,505
Amortization of deferred organization costs ..............          --                     --
Other ....................................................       57,614                 19,841
                                                           ------------             ----------
Total expenses ...........................................    2,034,441                469,669
Expenses assumed by the Adviser and reduced by directed
  brokerage and custody fee arrangement (Note 2) .........         (556)                (8,482)
                                                           ------------             ----------
Net expenses .............................................    2,033,885                461,187
                                                           ------------             ----------
Net investment income (loss) .............................    1,104,458              1,456,613

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain (loss) from security transactions ..........    9,385,384                    --
Realized gain (loss) from futures contracts, equity
  swaps and short sales ..................................          --                     --
Realized gain (loss) from options ........................          --                     --
Realized gain (loss) from foreign currency transactions ..      (94,787)                   --
Change in unrealized appreciation (depreciation) of
  foreign denominated assets, liabilities and forward
  foreign currency contracts .............................       27,553                    --
Change in unrealized appreciation (depreciation) of
  investments, futures,  short sales, swaps and options ..  (24,302,164)                   --
                                                           ------------             ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ........................................ $(13,879,556)            $1,456,613
                                                           ============             ==========


                       See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF CHANGES IN NET ASSETS


                                                       ASIA DYNASTY           EMERGING MARKETS GROWTH          GLOBAL BALANCED
                                                           FUND                         FUND                         FUND
                                               ---------------------------   -------------------------   --------------------------
                                                SIX MONTHS                   SIX MONTHS                  SIX MONTHS
                                                   ENDED       YEAR ENDED       ENDED       YEAR ENDED      ENDED       YEAR ENDED
                                                  JUNE 30,    DECEMBER 31,     JUNE 30,    DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                (Unaudited)       1998       (Unaudited)       1998      (Unaudited)       1998
                                               ------------   ------------   -----------   -----------   ------------  ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income (loss) ...............  $    (57,837)  $   (426,753)  $    33,056   $    48,080   $    132,173   $   224,771
 Realized gain (loss) from security
  transactions ..............................    (1,192,680)     6,040,708      (433,074)     (201,162)     2,758,199     3,653,554
 Realized gain (loss) from futures
  contracts, equity swaps and short
  sales .....................................           --             --           (572)      (55,479)           --            --
 Realized gain (loss) from options ..........           --             --            --            --           4,661         9,621
 Realized gain (loss) from foreign
  currency transactions .....................      (154,054)      (263,828)       11,677)      (19,930)        23,899      (327,252)
 Change in unrealized appreciation
  (depreciation) of foreign denominated
  assets, liabilities and forward foreign
  currency contracts ........................       (23,218)    17,313,597)       (6,211)         (696)         6,733        76,540
 Change in unrealized appreciation
  (depreciation) of investments, futures,
  short sales, swaps and options ............    (2,717,180)        24,674        17,830      (427,466)     1,418,605       320,862
                                               ------------   ------------   -----------   -----------   ------------   -----------
 Increase (decrease) in net assets
  resulting from operations .................    (4,144,969)   (11,938,796)     (400,648)     (656,653)     4,344,270     3,958,096
                                               ------------   ------------   -----------   -----------   ------------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
 Net investment income:
  Class A Shares+ ...........................           --             --        (16,992)      (22,559)      (113,674)     (176,328)
  Class B Shares ............................           --             --         (1,558)       (1,563)       (14,706)      (12,007)
  Class C Shares ............................                                     (2,096)       (2,750)
 Realized gain:
  Class A Shares ............................           --      (1,662,423)          --        (38,591)           --     (3,002,402)
  Class B Shares ............................           --        (938,539)          --         (2,911)           --       (628,805)
  Class C Shares ............................           --                                      (5,184)
 Tax return of capital:
 Net investment income:
  Class A Shares ............................           --        (195,520)          --           (927)           --        (15,618)
  Class B Shares ............................           --        (109,980)          --            (70)           --         (1,064)
  Class C Shares ............................           --            (125)                                       --            --
 Realized gain:
  Class A Shares ............................           --             --            --            --             --         (3,505)
  Class B Shares ............................           --             --            --            --             --           (734)
  Class C Shares ............................           --             --            --            --             --            --
                                               ------------   ------------   -----------   -----------   ------------   -----------
 Total dividends and distributions ..........           --      (2,906,462)      (20,646)      (74,680)      (128,380)   (3,840,463)
                                               ------------   ------------   -----------   -----------   ------------   -----------
CAPITAL SHARE TRANSACTIONS (NOTE 5):
 Net proceeds from sales of shares:
  Class A Shares ............................     4,129,729     41,432,873       178,567     3,776,464      1,016,075     2,863,588
  Class B Shares ............................       339,163        706,347        61,850       226,716        456,567       695,993
  Class C Shares ............................                                     32,006       350,867
                                               ------------   ------------   -----------   -----------   ------------   -----------
                                                  4,468,892     42,139,220       272,423     4,354,047      1,472,642     3,559,581
                                               ------------   ------------   -----------   -----------   ------------   -----------
 Capital shares issued
  in connection with acquisition (Note 13) ..           --             --            --            --             --            --
                                               ------------   ------------   -----------   -----------   ------------   -----------
 Reinvestment of dividends:
  Class A Shares ............................           --       1,419,527        16,031        57,444        100,414     2,878,160
  Class B Shares ............................           --         487,470         1,461         3,506         11,338       481,142
  Class C Shares ............................                                      2,073         7,990
                                               ------------   ------------   -----------   -----------   ------------   -----------
                                                        --       1,906,997        19,565        68,940        111,752     3,359,302
                                               ------------   ------------   -----------   -----------   ------------   -----------
 Cost of shares reacquired:
  Class A Shares ............................    (5,584,162)   (64,685,031)     (401,804)   (1,017,740)    (2,998,232)   (5,622,810)
  Class B Shares ............................    (1,327,157)    (9,377,149)      (43,407)      (35,593)      (523,638)   (1,059,645)
  Class C Shares ............................                                    (79,361)       (7,334)
                                               ------------   ------------   -----------   -----------   ------------   -----------
                                                 (6,911,319)   (74,062,180)     (524,572)   (1,060,667)    (3,521,870)   (6,682,455)
                                               ------------   ------------   -----------   -----------   ------------   -----------
 Increase (decrease) in net assets resulting
  from capital share transactions ...........    (2,442,427)   (30,015,963)     (232,584)    3,362,320     (1,937,476)      236,428
                                               ------------   ------------   -----------   -----------   ------------   -----------
 Total increase in net assets ...............    (6,587,396)   (44,861,221)     (653,878)    2,630,987      2,278,414       354,061
NET ASSETS:
 Beginning of period ........................    19,786,239     64,647,460     2,660,987        30,000     29,685,092    29,331,031
                                               ------------   ------------   -----------   -----------   ------------  ------------
 End of period ..............................  $ 13,198,843   $ 19,786,239   $ 2,007,109   $ 2,660,987   $ 31,963,506  $ 29,685,092
                                               ------------   ------------   -----------   -----------   ------------  ------------
 Undistributed (overdistributed)
  distributions in excess of net investment
  income or accumulated net investment loss .  $   (296,156)  $    (84,265)  $    (5,422)  $    (6,155)  $   (352,373)  $   (22,606)
                                               ============   ============   ===========   ===========   ============   ===========


                       See Notes to Financial Statements


                                                  GLOBAL HARD ASSETS           GLOBAL REAL ESTATE              GOLD/RESOURCES
                                                         FUND                         FUND                          FUND
                                             ----------------------------  -------------------------   ----------------------------
                                              SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                                                ENDED        YEAR ENDED      ENDED        YEAR ENDED      ENDED         YEAR ENDED
                                               JUNE 30,     DECEMBER 31,    JUNE 30,     DECEMBER 31,    JUNE 30,      DECEMBER 31,
                                             (Unaudited)        1998       (Unaudited)       1998      (Unaudited)         1998
                                             ------------   ------------   -----------   -----------   ------------    ------------


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income (loss) .............. $     77,652   $    170,654   $    37,027   $    23,902   $   (299,382)   $   (571,501)
 Realized gain (loss) from security
  transactions .............................     (520,108)     3,621,165        17,239        62,655      2,114,620      (4,658,071)
 Realized gain (loss) from futures
  contracts, equity swaps and short
  sales ....................................      183,171        287,872           --            --             --              --
 Realized gain (loss) from options .........      139,229        564,720           --            --             --              --
 Realized gain (loss) from foreign
  currency transactions ....................      124,261        (15,153)          503           682        (57,321)        (80,566)
 Change in unrealized appreciation
  (depreciation) of foreign denominated
  assets, liabilities and forward foreign
  currency contracts .......................      (47,065)        (5,442)       (1,224)          230         13,429         (35,415)
 Change in unrealized appreciation
  (depreciation) of investments, futures,
  short sales, swaps and options ...........  (11,380,760)     1,828,284       (92,289)       62,346     (6,253,447)    (44,299,940)
                                             ------------   ------------   -----------   -----------   ------------    ------------
 Increase (decrease) in net assets
  resulting from operations ................  (11,423,620)     6,452,100       (38,744)      149,815     (4,482,101)    (49,645,493)
                                             ------------   ------------   -----------   -----------   ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
 Net investment income:
  Class A Shares+ ..........................      (65,214)       (69,565)      (25,138)      (19,044)           --              --
  Class B Shares ...........................      (13,433)           --         (2,189)       (1,541)
  Class C Shares ...........................      (10,454)           --         (1,231)       (1,571)
 Realized gain:
  Class A Shares ...........................      (65,243)    (3,392,877)          --        (55,078)           --              --
  Class B Shares ...........................      (13,433)      (569,869)          --         (4,456)
  Class C Shares ...........................      (10,454)      (459,071)          --         (4,543)
 Tax return of capital:
 Net investment income:
  Class A Shares ...........................          --             --            --         (7,134)           --              --
  Class B Shares ...........................          --             --            --           (577)
  Class C Shares ...........................          --             --            --           (589)
 Realized gain:
  Class A Shares ...........................          --             --            --            --             --              --
  Class B Shares ...........................          --             --            --            --
  Class C Shares ...........................          --             --            --            --
                                             ------------   ------------   -----------   -----------   ------------    ------------
 Total dividends and distributions .........     (178,231)    (4,491,382)      (28,558)      (94,533)           --              --
                                             ------------   ------------   -----------   -----------   ------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 5):
 Net proceeds from sales of shares:
  Class A Shares ...........................    8,685,266     67,488,031     1,980,475     1,387,893      9,337,337      33,264,688
  Class B Shares ...........................    2,103,994      9,516,900       180,203       114,007
  Class C Shares ...........................    1,684,931      8,365,075        75,522       116,580
                                             ------------   ------------   -----------   -----------   ------------    ------------
                                               12,474,191     85,370,006     2,236,200     1,618,480      9,337,337      33,264,688
                                             ------------   ------------   -----------   -----------   ------------    ------------
 Capital shares issued
  in connection with acquisition (Note 13) .          --             --            --            --             --        3,020,329
                                             ------------   ------------   -----------   -----------   ------------    ------------
 Reinvestment of dividends:
  Class A Shares ...........................      110,264      2,913,441        21,616        80,706            --              --
  Class B Shares ...........................       19,350        385,304         1,847         6,571
  Class C Shares ...........................       14,013        308,161           888         6,214
                                             ------------   ------------   -----------   -----------   ------------    ------------
                                                  143,627      3,606,906        24,351        93,491            --              --
                                             ------------   ------------   -----------   -----------   ------------    ------------
 Cost of shares reacquired:
  Class A Shares ...........................  (19,073,535)   (38,433,482)      (91,754)      (84,756)   (13,568,355)    (52,787,184)
  Class B Shares ...........................   (1,879,816)      (913,311)       (2,421)          --
  Class C Shares ...........................   (2,204,125)    (1,976,795)      (29,872)          --
                                             ------------   ------------   -----------   -----------   ------------    ------------
                                              (23,157,476)   (41,323,588)     (124,047)      (84,756)   (13,568,355)    (52,787,184)
                                             ------------   ------------   -----------   -----------   ------------    ------------
 Increase (decrease) in net assets resulting
  from capital share transactions ..........  (10,539,658)    47,653,324     2,136,504     1,627,215     (4,231,018)    (16,502,167)
                                             ------------   ------------   -----------   -----------   ------------    ------------
 Total increase in net assets ..............  (22,141,509)    49,614,042     2,069,202     1,682,497     (8,713,119)    (66,147,660)
NET ASSETS:
 Beginning of period .......................   80,580,638     30,966,596     1,682,497           --      66,150,715     132,298,375
                                             ------------   ------------   -----------   -----------   ------------    ------------
 End of period ............................. $ 58,439,129   $ 80,580,638   $ 3,751,699   $ 1,682,497   $ 57,437,596    $ 66,150,715
                                             ------------   ------------   -----------   -----------   ------------    ------------
 Undistributed (overdistributed)
  distributions in excess of net investment
  income or accumulated net investment loss. $    112,357   $       (455)  $     9,011   $        39   $ (1,060,102)   $   (703,399)
                                             ============   ============   ===========   ===========   ============    ============




                                                  INTERNATIONAL INVESTORS GOLD          U.S. GOVERNMENT MONEY
                                                             FUND                               FUND
                                                 -------------------------------     -----------------------------
                                                   SIX MONTHS                        SIX MONTHS
                                                     ENDED          YEAR ENDED          ENDED          YEAR ENDED
                                                    JUNE 30,       DECEMBER 31,        JUNE 30,       DECEMBER 31,
                                                  (Unaudited)          1998          (Unaudited)          1998
                                                 -------------     -------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income (loss) ................   $   1,104,458     $   3,157,009     $  1,458,476     $ 3,032,256
 Realized gain (loss) from security
  transactions ...............................       9,385,384        (3,087,132)             --               --
 Realized gain (loss) from futures
  contracts, equity swaps and short
  sales ......................................             --                --               --              --
 Realized gain (loss) from options ...........             --                --               --              --
 Realized gain (loss) from foreign
  currency transactions ......................         (94,787)          (77,798)             --               --
 Change in unrealized appreciation
  (depreciation) of foreign denominated
  assets, liabilities and forward foreign
  currency contracts .........................          27,553           (38,150)             --               --
 Change in unrealized appreciation
  (depreciation) of investments, futures,
  short sales, swaps and options .............     (24,302,164)     (132,602,352)             --               --
                                                 -------------     -------------     ------------     ------------
 Increase (decrease) in net assets
  resulting from operations ..................     (13,879,556)     (132,648,423)       1,458,476        3,032,256
                                                 -------------     -------------     ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income:
  Class A Shares+ ............................      (1,052,919)       (3,043,229)      (1,458,476       (3,032,256)
  Class B Shares .............................
  Class C Shares .............................             --                --
 Realized gain:
  Class A Shares .............................             --            (99,162)             --               --
  Class B Shares .............................
  Class C Shares .............................             --                --
 Tax return of capital:
 Net investment income:
  Class A Shares .............................             --            (12,911)             --               --
  Class B Shares .............................
  Class C Shares .............................             --                --
 Realized gain:
  Class A Shares .............................             --                --
  Class B Shares .............................             --                --               --               --
  Class C Shares .............................             --                --
                                                 -------------     -------------     ------------     ------------
 Total dividends and distributions ...........      (1,052,919)       (3,155,302)      (1,458,476)      (3,032,256)
                                                 -------------     -------------     ------------     ------------
CAPITAL SHARE TRANSACTIONS (NOTE 5):
 Net proceeds from sales of shares:
  Class A Shares .............................   1,892,298,640     3,623,884,733    1,856,010,903    3,630,786,246
  Class B Shares .............................
  Class C Shares .............................                           118,370
                                                 -------------     -------------     ------------     ------------
                                                 1,892,298,640     3,624,003,103    1,856,010,903    3,630,786,246
                                                 -------------     -------------     ------------     ------------
 Capital shares issued
  in connection with acquisition (Note 13) ...             --                --         7,517,642              --
                                                 -------------     -------------     ------------     ------------
 Reinvestment of dividends:
  Class A Shares .............................         704,399        (2,309,522)         754,235        1,557,341
  Class B Shares .............................
  Class C Shares .............................
                                                 -------------     -------------     ------------     ------------
                                                       704,399        (2,309,522)         754,235        1,557,341
                                                 -------------     -------------     ------------     ------------
 Cost of shares reacquired:
  Class A Shares .............................  (1,881,901,983)   (3,666,968,333)  (1,880,958,078)  (3,663,391,147)
  Class B Shares .............................
  Class C Shares .............................             --         (1,637,306)
                                                 -------------     -------------     ------------     ------------
                                                (1,881,901,983)   (3,668,605,639)  (1,880,958,078)  (3,663,391,147)
                                                 -------------     -------------     ------------     ------------
 Increase (decrease) in net assets resulting
  from capital share transactions ............      11,101,056       (42,293,014)     (16,675,298)     (31,047,560)
                                                 -------------     -------------     ------------     ------------
 Total increase in net assets ................      (3,831,419)     (178,096,739)     (16,675,298)     (31,047,560)
NET ASSETS:
 Beginning of period .........................     232,944,326       411,041,065       76,649,948      107,697,508
                                                 -------------     -------------     ------------     ------------
 End of period ...............................   $ 229,112,907     $ 232,944,326     $ 59,974,650     $ 76,649,948
                                                 -------------     -------------     ------------     ------------
 Undistributed (overdistributed)
  distributions in excess of net investment
  income or accumulated net investment loss ..   $     (43,086)    $         162     $     (1,863)             --
                                                 =============     =============     ============     ============


----------
+ The U.S. Government Money Fund does not have a designated class of shares.

                       See Notes to Financial Statements

ASIA DYNASTY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:


                                                                          CLASS A
                                     ---------------------------------------------------------------------------
                                                                                                        FOR THE
                                                                                                         PERIOD
                                     SIX MONTHS                                                         MARCH 22,
                                        ENDED                      YEAR ENDED DECEMBER 31,              1993(A) TO
                                    JUNE 30, 1998       -------------------------------------------    DECEMBER 31,
                                     (UNAUDITED)          1997        1996        1995        1994        1993
                                     ----------         -------     -------     -------     -------     --------
Net Asset Value, Beginning of Period   $  7.82          $ 13.21     $ 12.40     $ 12.13     $ 15.28     $   9.53
                                       -------          -------     -------     -------     -------     --------
Income from Investment Operations:
 Net Investment Loss ...............     (0.02)           (0.28)      (0.20)      (0.02)         --        (0.06)(b)
 Net Gain (Loss) on Securities
  (both Realized and Unrealized) ...     (1.77)           (3.82)       1.01        0.40       (2.86)        5.88
                                       -------          -------     -------     -------     -------     --------
Total from Investment Operations ...     (1.79)           (4.10)       0.81        0.38       (2.86)        5.82
                                       -------          -------     -------     -------     -------     --------
Less Distributions:
 From Dividends from Net
   Investment Income ...............        --               --          --       (0.09)      (0.07)          --
 From Distributions from
   Capital Gains ...................        --            (1.15)         --          --       (0.22)       (0.07)
 From Tax Return of Capital ........        --            (0.14)         --       (0.02)         --           --
                                       -------          -------     -------     -------     -------     --------
Total Distributions ................        --            (1.29)         --       (0.11)      (0.29)       (0.07)
                                       -------          -------     -------     -------     -------     --------
Net Asset Value, End of Period .....   $  6.03          $  7.82     $ 13.21     $ 12.40     $ 12.13     $  15.28
                                       =======          =======     =======     =======     =======     ========
Total Return (c) ...................    (22.89%)         (32.10%)      6.53%       3.13%     (18.72%)      61.16%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ....   $ 8,707          $12,873     $44,351     $64,275     $83,787     $108,661
Ratio of Gross Expenses to
   Average Net Assets ..............      3.16%(d)         2.38%       2.42%       2.03%       1.85%        2.09%
Ratio of Net Expenses to Average
   Net Assets ......................      2.98%(d)(f)      2.38%       2.42%       2.03%       1.85%        1.92%(d)(f)
Ratio of Net Investment Loss to
   Average Net Assets ..............     (0.50%)(d)       (0.76%      (0.73%)     (0.08%)        --%       (0.68%)(d)
Portfolio Turnover Rate ............     48.01%          200.45%      52.99%      57.06%      51.08%       14.63%
Average Commission Rate Paid (e) ...   $0.0017          $0.0024     $0.0049





                                                                         CLASS B
                                     --------------------------------------------------------------------------
                                                                                                    FOR THE
                                                                                                     PERIOD
                                      SIX MONTHS                                                   SEPTEMBER 1,
                                         ENDED                     YEAR ENDED DECEMBER 31,          1993(A) TO
                                     JUNE 30, 1998      ------------------------------------------  DECEMBER 31,
                                      (UNAUDITED)         1997       1996       1995        1994      1993
                                     ------------       -------    -------    -------     -------    -------
Net Asset Value, Beginning of Period    $ 7.63          $ 13.08    $ 12.33    $ 12.09     $ 15.25    $ 11.33
                                        ------          -------    -------    -------     -------    -------
Income from Investment Operations:
 Net Investment Loss ...............     (0.04)           (0.30)     (0.24)     (0.08)      (0.06)     (0.07)(b)
 Net Gain (Loss) on Securities
  (both Realized and Unrealized) ...     (1.72)           (3.86)      0.99       0.40       (2.86)      4.06
                                        ------          -------    -------    -------     -------    -------
Total from Investment Operations ...     (1.76)           (4.16)      0.75       0.32       (2.92)      3.99
                                        ------          -------    -------    -------     -------    -------
Less Distributions:
 From Dividends from Net
   Investment Income ...............        --               --         --      (0.06)      (0.02)        --
 From Distributions from
   Capital Gains ...................        --            (1.15)        --         --       (0.22)     (0.07)
 From Tax Return of Capital ........        --            (0.14)        --      (0.02)         --         --
                                        ------          -------    -------    -------     -------    -------
Total Distributions ................        --            (1.29)        --      (0.08)      (0.24)     (0.07)
                                        ------          -------    -------    -------     -------    -------
Net Asset Value, End of Period .....    $ 5.87          $  7.63    $ 13.08    $ 12.33     $ 12.09    $ 15.25
                                        ======          =======    =======    =======     =======    =======
Total Return (c) ...................    (23.07%)         (32.87%)     6.08%      2.65%     (19.15%)    35.22%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ....    $4,492          $ 6,914    $20,296    $27,234     $35,024    $26,205
Ratio of Gross Expenses to
   Average Net Assets ..............      3.66%(d)         3.00%      2.86%      2.41%       2.38%      3.04%
Ratio of Net Expenses to Average
   Net Assets ......................      3.47%(d)(f)      3.00%      2.86%      2.41%       2.38%      3.04%(d)
Ratio of Net Investment Loss to
   Average Net Assets ..............     (1.00%)(d)       (1.36%)    (1.14%)    (0.52%)     (0.50%)    (2.17%)(d)
Portfolio Turnover Rate ............     48.01%          200.45%     52.99%     57.06%      51.08%     14.63%
Average Commission Rate Paid (e) ...   $0.0017          $0.0024    $0.0049


----------
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total dividends and return. Total returns for periods of less than one year are not annualized.
(d) Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades in which a commission is charged.
(f) After expenses reduced by a custodian fee or advisory fee waiver arrangement.

                       See Notes to Financial Statements

EMERGING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:


                                                      CLASS A                      CLASS B                       CLASS C
                                          -----------------------------  -------------------------  -----------------------------
                                            SIX MONTHS                   SIX MONTHS                  SIX MONTHS
                                              ENDED         YEAR ENDED      ENDED       YEAR ENDED      ENDED          YEAR ENDED
                                          JUNE 30, 1998     DECEMBER 31, JUNE 30, 1998 DECEMBER 31, JUNE 30, 1998     DECEMBER 31,
                                           (UNAUDITED)          1997     (UNAUDITED)       1997      (UNAUDITED)         1997
                                             -------          -------      -------        -------      -------         -------
Net Asset Value, Beginning of Period         $  8.13          $  9.52      $  8.14        $  9.52      $  8.10         $  9.52
                                             -------          -------      -------        -------      -------         -------
Income from Investment Operations:
 Net Investment Income .............            0.11             0.16         0.08           0.15         0.13            0.13
 Net Losses on Investments
  (both Realized and Unrealized) ...           (1.41)           (1.31)       (1.39)         (1.28)       (1.43)          (1.28)
                                             -------          -------      -------        -------      -------         -------
Total from Investment Operations ...           (1.30)           (1.15)       (1.31)         (1.13)       (1.30)          (1.15)
                                             -------          -------      -------        -------      -------         -------
Less Distributions:
 From Net Investment Income ........           (0.07)           (0.09)       (0.07)         (0.10)       (0.07)          (0.12)
 From Realized Gains ...............              --            (0.15)          --          (0.15)       --              (0.15)
 From Tax Return of Capital ........              --               --           --             --           --              --
                                             -------          -------      -------        -------      -------         -------
Total Distributions ................           (0.07)           (0.24)       (0.07)         (0.25)       (0.07)          (0.27)
                                             -------          -------      -------        -------      -------         -------
Net Asset Value, End of Period .....         $  6.76            $8.13      $  6.76        $  8.14      $  6.73         $  8.10
                                             =======            =====      =======        =======      =======         =======
Total Return (a) ...................          (15.99%)         (12.22%)     (16.09%)       (12.01%)     (16.05%)        (12.22%)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ....         $ 1,652          $ 2,201      $   152        $   166      $   203         $   294
Ratio of Gross Expenses to
   Average Net Assets (b) ..........            9.14%(c)         6.01%       26.98%(c)      16.47%       17.03%(c)       16.06%
Ratio of Net Expenses to
   Average Net Assets ..............            0.68%(c)         0.00%        0.69%(c)       0.00%        0.69%(c)        0.00%
Ratio of Net Investment Income
   to Average Net Assets ...........            2.70%(c)         1.94%        2.56%(c)       2.35%        2.69%(c)        2.66%
Portfolio Turnover Rate ............           53.13%          151.00%       53.13%        151.00%       53.13%         151.00%
Average Commission Rate Paid .......         $0.0023          $0.0014      $0.0023        $0.0014      $0.0023         $0.0014


----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of distributions and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total returns for periods of less than one year are not annualized.
(b) If the expenses had not been assumed by the Adviser.
(c) Annualized.

                       See Notes to Financial Statements

GLOBAL BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                      CLASS A
                                                    --------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                                                                    PERIOD
                                                     SIX MONTHS                                                   DECEMBER 20,
                                                        ENDED                  YEAR ENDED DECEMBER 31,             1993(A) TO
                                                    JUNE 30, 1998     --------------------------------------      DECEMBER 31,
                                                     (UNAUDITED)      1997       1996        1995       1994         1993
                                                    --------------    ----       ----        ----       ----      ------------
Net Asset Value, Beginning of Period ..............     $10.38       $10.37     $10.31      $ 9.07     $9.53         $9.53
                                                        ------       ------     ------      ------     -----         -----
Income from Investment Operations:
 Net Investment Income ............................       0.05         0.10       0.12        0.07(g)   0.19(g)         --
 Net Gain (Loss) on Securities
  (both Realized and Unrealized) ..................       1.51         1.43       1.15        1.31     (0.56)           --
                                                        ------       ------     ------      ------     -----         -----
Total from Investment Operations ..................       1.56         1.53       1.27        1.38     (0.37)           --
                                                        ------       ------     ------      ------     -----         -----
Less Distributions:

 From Dividends from Net Investment Income (e) ....      (0.05)       (0.08)     (0.11)      (0.14)    (0.09)           --
 From Distribution from Capital Gains .............         --        (1.43)     (1.10)         --        --            --
 From Tax Return of Capital .......................         --        (0.01)        --          --        --            --
                                                        ------       ------     ------      ------     -----         -----
Total Distributions ...............................      (0.05)       (1.52)     (1.21)      (0.14)    (0.09)           --
                                                        ------       ------     ------      ------     -----         -----
Net Asset Value, End of Period ....................     $11.89       $10.38     $10.37      $10.31     $9.07         $9.53
                                                        ======       ======     ======      ======     =====         =====
Total Return (b) ..................................      15.04%       14.77%     12.28%      15.30%    (3.90%)        0.00%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ...................    $26,240      $24,630     29,331      30,632   $13,986          $562
Ratio of Gross Expenses To Average Net Assets .....       2.36%(f)     2.45%      2.54%       2.69%     2.59%         7.76%
Ratio of Net Expenses to Average Net Assets .......       2.00%(c)(f)  2.00%(c)   2.17%(c)    2.69%     1.06%(c)      0.25%(c)(f)
Ratio of Net Investment Income (Loss) to
 Average Net Assets ...............................       0.94%(f)     0.85%      1.05%       0.68%     1.99%        (0.25%)(f)
Portfolio Turnover Rate ...........................      46.83%       78.07%    114.30%     196.69%   174.76%         0.00%
Average Commission Rate Paid (d) ..................    $0.0661       $0.0399    0.0399




                                                                                      CLASS B
                                                    --------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                                                                    PERIOD
                                                     SIX MONTHS                                                   DECEMBER 20,
                                                        ENDED                  YEAR ENDED DECEMBER 31,             1993(A) TO
                                                    JUNE 30, 1998     --------------------------------------      DECEMBER 31,
                                                     (UNAUDITED)      1997       1996        1995       1994         1993
                                                    --------------    ----       ----        ----       ----      ------------
Net Asset Value, Beginning of Period ..............     $10.31       $10.32     $10.28      $ 9.02     $9.53         $9.53
                                                        ------       ------     ------      ------     -----         -----
Income from Investment Operations:
 Net Investment Income ............................       0.02       0.04        0.06      0.01           0.11(g)       --
 Net Gain (Loss) on Securities Net Gain (Loss) on Securities
  (both Realized and Unrealized) ..................       1.50         1.43       1.14        1.28     (0.57)           --
                                                        ------       ------     ------      ------     -----         -----
Total from Investment Operations ..................       1.52         1.47       1.20        1.29     (0.46)           --
                                                        ------       ------     ------      ------     -----         -----
Less Distributions:

 From Dividends from Net Investment Income (e) ....      (0.03)       (0.03)     (0.06)      (0.03)    (0.05)           --
 From Distribution from Capital Gains .............         --        (1.45)     (1.10)         --        --            --
 From Tax Return of Capital .......................         --           --        --          --        --             --
                                                        ------       ------     ------      ------     -----         -----
Total Distributions ...............................      (0.03)       (1.48)     (1.16)      (0.03)    (0.05)           --
                                                        ------       ------     ------      ------     -----         -----
Net Asset Value, End of Period ....................     $11.80       $10.31     $10.32      $10.28     $9.02         $9.53
                                                        ======       ======     ======      ======     =====         =====
Total Return (b) ..................................      14.75%       14.26%     11.49%      14.54%    (4.84%)        0.00%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ...................     $5,724       $5,055     $4,932      $6,151    $5,628          $130
Ratio of Gross Expenses To Average Net Assets .....       3.32%(f)     2.51%      3.19%       3.20%     3.21%         8.51%
Ratio of Net Expenses to Average Net Assets .......       2.50%(c)(f)  2.50%(c)   2.71%(c)    3.20%     1.88%(c)      1.00%(c)(f)
Ratio of Net Investment Income (Loss) to
 Average Net Assets ...............................       0.44%(f)     0.36%      0.51%       0.14%     1.14%        (1.00%)(f)
Portfolio Turnover Rate ...........................      46.83%       78.07%    114.30%     196.69%   174.76%         0.00%
Average Commission Rate Paid (d) ..................    $0.0661       $0.0399    0.0399
------------------------------------------------------------------------------------------------------------------------------------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculations of total return.
    Total returns for periods of less than one year are not annualized.
(c) After expenses reduced by a custodian fee, directed brokerage or Advisory fee waiver arrangement.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
(e) Net of foreign taxes withheld (to be included in income and claimed as a tax credit on deduction by the shareholder for federal income tax purposes) of
    $0.01 for 1997.
(f) Annualized.
(g) Based on average shares outstanding.


                       See Notes to Financial Statements

GLOBAL HARD ASSETS FUND
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:
                                                                CLASS A                                            CLASS B
                                       ----------------------------------------------------------       ----------------------------
                                                                                          FOR THE
                                                                                           PERIOD
                                         SIX MONTHS                                     NOVEMBER 2,       SIX MONTHS       YEAR
                                            ENDED            YEAR ENDED DECEMBER 31,     1994(A) TO         ENDED          ENDED
                                        JUNE 30, 1998     ----------------------------   DECEMBER 31,   JUNE 30, 1998   DECEMBER 31,
                                         (UNAUDITED)      1997        1996        1995      1994         (UNAUDITED)       1997
                                         -----------      ----        ----        ----      ----        -------------   ------------
Net Asset Value, Beginning of Period ..    $15.50        $14.42      $10.68      $ 9.41    $9.53            $15.60        $14.50
Income from Investment Operations:
 Net Investment Income (Loss) .........      0.03          0.05        0.15        0.32(f) 0.010(f)          (0.01)        (0.01)
 Net Gain (Loss) on Investments
  (both Realized and Unrealized) ......     (2.39)         2.01        4.70        1.57   (0.115)            (2.40)         2.00
Total from Investment Operations ......     (2.36)         2.06        4.85        1.89   (0.105)            (2.41)         1.99
Less Distributions:
 From Dividends from Net Investment Income  (0.02)        (0.02)      (0.14)      (0.62)  (0.015)            (0.02)           --
 From Distributions from Capital Gains .    (0.02)        (0.96)      (0.95)         --       --             (0.02)        (0.89)
 From Tax Return of Capital                    --            --       (0.02)         --       --                --            --
Total Distributions ....................    (0.04)        (0.98)      (1.11)      (0.62)  (0.015)            (0.04)        (0.89)
Net Asset Value, End of Period .........   $13.10        $15.50      $14.42      $10.68    $9.41            $13.15        $15.60
Total Return (b) .......................   (15.23%)       14.29%      45.61%      20.09%   (1.10%)          (15.45%)       13.72%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ........  $42,448       $61,341     $27,226      $3,820   $1,419            $9,120       $10,541
Ratio of Gross Expenses to
Average Net Assets (c) .................     2.00%(e)      2.00%       2.63%       4.05%    3.40%             2.62%(e)      2.73%
Ratio of Net Expenses to
Average Net Assets .....................     2.00%(e)      1.97%       0.72%       0.00%    0.15%(e)          2.50%(e)      2.50%
Ratio of Net Investment Income (Loss) to
  Average Net Assets ...................     0.35%(e)      0.36%       1.45%       3.08%    0.84%(e)         (0.17%)(e)    (0.13%)
Portfolio Turnover Rate ................    94.03%       118.10%     163.91%     179.33%    0.00%            94.03%       118.10%
Average Commission Rate Paid (d) .......  $0.0407       $0.0199     $0.0178     $0.0407   0.0407           $0.0199       $0.0178







                                                CLASS B                                        CLASS C
                                               ------------    --------------------------------------------------------------------
                                                FOR THE                                                                  FOR THE
                                                 PERIOD                                                                   PERIOD
                                                APRIL 24,       SIX MONTHS                                              NOVEMBER 2,
                                               1996(A) TO         ENDED                 YEAR ENDED DECEMBER 31,         1994(A) TO
                                               DECEMBER 31,    JUNE 30, 1998     ------------------------------------   DECEMBER 31,
                                                   1996         (UNAUDITED)      1997            1996         1995         1997
                                               ------------    -------------     ----            ----         ----      ------------
Net Asset Value, Beginning of Period              $12.55           $15.64       $14.52          $10.76       $ 9.41        $9.53
Income from Investment Operations:
 Net Investment Income (Loss)                       0.11            (0.01)       (0.01)           0.11         0.34(f)      0.01(f)
 Net Gain (Loss) on Investments
  (both Realized and Unrealized)                   (2.95)           (2.40)        2.00            4.73         1.63        (0.12)
Total from Investment Operations                    3.06            (2.41)        1.99            4.84         1.97        (0.11)
Less Distributions:
 From Dividends from Net Investment Income         (0.14)           (0.02)          --           (0.11)       (0.62)       (0.01)
 From Distributions from Capital Gains             (0.95)           (0.02)       (0.87)          (0.95)          --           --
 From Tax Return of Capital                         0.02)              --           --           (0.02)          --           --
Total Distributions                                 1.11)           (0.04)       (0.87)          (1.08)       (0.62)       (0.01)
Net Asset Value, End of Period                      4.50           $13.19       $15.64          $14.52       $10.76        $9.41
Total Return (b)                                   24.55%          (15.41%)      13.71%          45.18%       20.94%       (1.20%)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)                   $1,806           $6,871       $8,698          $1,935         $181           $8
Ratio of Gross Expenses to
Average Net Assets (c)                              3.27%            2.77%(e)     2.94%           6.02%       37.88%       39.49%
Ratio of Net Expenses to
Average Net Assets                                  1.64%*           2.50%(e)     2.50%           1.31%        0.00%        0.56%(e)
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                0.53%*          (0.16%)(e)   (0.15%)          0.84%        3.30%        0.53%(e)
Portfolio Turnover Rate                           163.91%           94.03%      118.10%         163.91%      179.33%        0.00%
Average Commission Rate Paid (d)                 $0.0178          $0.0407      $0.0199         $0.0178
------------------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.
     Total return for periods of less than one year are not annualized.
(c)  Had the Adviser not assumed expenses or had expenses not been reduced by custodian fee and directed brokerage arrangements. (d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
(e)  Annualized.
(f)  Based on average shares outstanding.


                       See Notes to Financial Statements

GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:


                                                       CLASS A                        CLASS B                      CLASS C
                                        -----------------------------  ----------------------------- ----------------------------
                                         SIX MONTHS    FOR THE PERIOD   SIX MONTHS   FOR THE PERIOD    SIX MONTHS  FOR THE PERIOD
                                            ENDED     JUNE 23, 1997(D)     ENDED    OCTOBER 9, 1997(D)   ENDED    OCTOBER 9, 1997(D)
                                        JUNE 30, 1998  TO DECEMBER 31, JUNE 30, 1998 TO DECEMBER 31, JUNE 30, 1998 TO DECEMBER 31,
                                         (UNAUDITED)         1997       (UNAUDITED)        1997       (UNAUDITED)        1997
                                           -------         -------        -------        -------        -------        -------
Net Asset Value, Beginning of Period ....  $ 10.64         $  9.52        $ 10.63        $ 11.46        $ 10.64        $ 11.46
                                           -------         -------        -------        -------        -------        -------
Income from Investment Operations:
 Net Investment Income ..................     0.10            0.16           0.12           0.04           0.11           0.06
 Net Gain (Loss) on Investments
  (both Realized and Unrealized) ........    (0.12)           1.60          (0.14)         (0.23)         (0.13)         (0.24)
                                           -------         -------        -------        -------        -------        -------
Total from Investment Operations ........    (0.02)           1.76          (0.02)         (0.19)         (0.02)         (0.18)
                                           -------         -------        -------        -------        -------        -------
Less Distributions:
 From Net Investment Income .............    (0.08)          (0.13)         (0.08)         (0.13)         (0.08)         (0.13)
 From Realized Gain .....................    --              (0.44)         --             (0.44)         --             (0.44)
 From Tax Return of Capital .............    --              (0.07)         --             (0.07)         --             (0.07)
                                           -------         -------        -------        -------        -------        -------
Total Distributions .....................    (0.08)          (0.64)         (0.08)         (0.64)         (0.08)         (0.64)
                                           -------         -------        -------        -------        -------        -------
Net Asset Value, End of Period ..........  $ 10.54         $ 10.64        $ 10.53        $ 10.63        $ 10.54        $ 10.64
                                           =======         =======        =======        =======        =======        =======
Total Return (a) ........................    (0.19%)         18.49%         (0.19%)        (2.27%)        (0.19%)        (2.18%)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .........  $ 3,298         $ 1,449        $   290        $   116        $   163        $   118
Ratio of Gross Expenses to
 Average Net Assets (b)(c) ..............     7.54%          12.05%         16.03%         27.20%         26.51%         15.13%
Ratio of Net Expenses to
 Average Net Assets (c) .................     0.77%           0.00%          0.81%          0.00%          0.81%          0.00%
Ratio of Net Investment Income
   to Average Net Assets (c) ............     3.10%           3.95%          3.11%          6.70%          3.11%          5.13%
Portfolio Turnover Rate .................    43.61%          82.00%         43.61%         82.00%         43.61%         82.00%
Average Commission Rate Paid ............  $0.0199         $0.0265        $0.0199        $0.0265        $0.0199        $0.0265


----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of distributions and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total returns for periods of less than one year are not annualized.
(b) If the expenses had not been assumed by the Adviser.
(c) Annualized.
(d) Commencement of operations.

                       See Notes to Financial Statements

GOLD/RESOURCES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:


                                                                                    CLASS A
                                          ----------------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                                 YEAR ENDED DECEMBER 31,
                                          JUNE 30, 1998       --------------------------------------------------------------------
                                           (UNAUDITED)          1997           1996           1995           1994           1993
                                          -------------       -------        --------       --------       --------       --------
Net Asset Value, Beginning
   of Period ......................          $  3.47          $  5.72        $   5.58       $   5.35       $   6.34       $   3.56
                                             -------          -------        --------       --------       --------       --------
Income from Investment Operations:
 Net Investment Loss ..............            (0.02)           (0.04)          (0.06)         (0.03)         (0.02)         (0.01)
 Net Gain (Loss) on Securities
  (both Realized and Unrealized) ..            (0.23)           (2.21)           0.20           0.26          (0.97)          2.79
                                             -------          -------        --------       --------       --------       --------
Total from Investment Operations ..            (0.25)           (2.25)           0.14           0.23          (0.99)          2.78
                                             -------          -------        --------       --------       --------       --------
Net Asset Value, End of Period ....          $  3.22          $  3.47        $   5.72       $   5.58       $   5.35       $   6.34
                                             =======          =======        ========       ========       ========       ========
Total Return (a) ..................            (7.20%)         (39.34%)          2.51%          4.30%        (15.60%)        78.09%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ...          $57,438          $66,151        $132,298       $155,974       $186,091       $211,450
Ratio of Expenses to Average
   Net Assets .....................             2.18%(c)         1.87%           1.71%          1.81%          1.52%          1.39%
Ratio of Net Loss to Average
   Net Assets .....................            (0.90%)(c)       (0.57%)         (0.75%)        (0.44%)        (0.30%)        (0.29%)
Portfolio Turnover Rate ...........            28.40%           32.46%          12.95%          6.16%         13.75%          7.79%
Average Commission Rate Paid (b) ..          $0.0157          $0.0185        $ 0.0186


----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total returns for periods of less than one year are not annualized.
(b) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
(c) Annualized.

                       See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:


                                                                                  CLASS A
                                       -------------------------------------------------------------------------------------------
                                        SIX MONTHS
                                           ENDED                                  YEAR ENDED DECEMBER 31,
                                       JUNE 30, 1998     -------------------------------------------------------------------------
                                        (UNAUDITED)         1997           1996           1995           1994           1993
                                       -------------     --------        --------       --------       --------       --------
Net Asset Value, Beginning
   of Period .........................   $   7.54        $  11.90        $  13.35       $  15.21       $  16.08       $   7.81
                                         --------        --------        --------       --------       --------       --------
Income from Investment Operations:
 Net Investment Income ...............       0.03            0.09            0.05           0.08           0.19           0.14
 Net Gain (Loss) on Securities
  (both Realized and Unrealized) .....      (0.80)          (4.36)          (1.29)         (1.44)         (0.36)          8.70
                                         --------        --------        --------       --------       --------       --------
Total from Investment Operations .....      (0.77)          (4.27)          (1.24)         (1.36)         (0.17)          8.84
                                         --------        --------        --------       --------       --------       --------
Less Distributions:
 From Dividends from Net
   Investment Income (a) .............      (0.03)          (0.09)          (0.07)         (0.10)         (0.18)         (0.13)
 From Distributions from Capital Gains         --              --           (0.14)         (0.38)         (0.52)         (0.44)
 From Tax Return of Capital ..........         --              --              --          (0.02)            --             --
                                         --------        --------        --------       --------       --------       --------
Total Distributions ..................      (0.03)          (0.09)          (0.21)         (0.50)         (0.70)         (0.57)
                                         --------        --------        --------       --------       --------       --------
Net Asset Value, End of Period .......   $   6.74        $   7.54        $  11.90       $  13.35       $  15.21       $  16.08
                                         ========        ========        ========       ========       ========       ========
Total Return (b) .....................     (10.25%)        (36.00%)         (9.37%)        (8.93%)        (1.04%)       113.41%
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ......   $229,113        $232,944        $409,331       $519,795       $634,808       $706,171
Ratio of Gross Expense to Average
   Net Assets ........................       1.66%(e)        1.52%           1.43%          1.42%          1.15%          1.12%
Ratio of Net Expenses to Average
   Net Assets ........................       1.66%(e)        1.47%(d)        1.43%          1.42%          1.15%          1.12%
Ratio of Net Income to Average
   Net Assets ........................       0.90%(e)        0.90%           0.36%          0.55%          1.23%          1.13%
Portfolio Turnover Rate ..............      32.76%          19.99%          12.45%          4.10%          7.08%          7.20%
Average Commission Rate Paid (c) .....   $ 0.0229        $ 0.0145        $ 0.0197


----------
(a) Net of foreign taxes withheld (to be included in income and claimed as a tax credit or deduction by the shareholder for federal income tax purposes) of $0 for 1997, $0.01 for 1996, $0.03 for 1995, $0.07 for 1994 and $0.05 for
    1993.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
(d) After expenses reduced by a custodian fee and directed brokerage arrangement.
(e) Annualized.

                       See Notes to Financial Statements

U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:


                                          SIX MONTHS
                                             ENDED                                  YEAR ENDED DECEMBER 31,
                                         JUNE 30, 1998           -----------------------------------------------------------------
                                          (UNAUDITED)              1997          1996          1995           1994          1993
                                            -------              -------       --------       -------       -------        -------
Net Asset Value, Beginning
   of Period .....................          $  1.00              $  1.00       $   1.00       $  1.00       $  1.00        $  1.00
                                            -------              -------       --------       -------       -------        -------
Income from Investment Operations:
 Net Investment Income ...........           0.0191               0.0377         0.0385        0.0456        0.0311         0.0183
Less Distributions:
 From Net Investment Income ......          (0.0191)             (0.0377)       (0.0385)      (0.0456)      (0.0311)       (0.0183)
                                            -------              -------       --------       -------       -------        -------
Net Asset Value, End of Period ...          $  1.00              $  1.00       $   1.00       $  1.00       $  1.00        $  1.00
                                            =======              =======       ========       =======       =======        =======
Total Return .....................             3.85%(a)             3.77%          3.85%         4.56%         3.11%          1.83%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ..          $59,975              $76,650       $107,698       $70,130       $47,078        $31,109
Ratio of Gross Expenses to
   Average Net Assets ............             1.32%(b)             1.28%          1.23%         1.25%         1.12%          1.24%
Ratio of Expenses to
   Average Net Assets ............             1.30%(a)(b)          1.28%          1.23%         1.25%         1.12%          1.24%
Ratio of Net Income to
   Average Net Assets ............             4.10%(b)             3.91%          4.02%         4.45%         3.07%          1.83%


----------
(a) After expenses reduced by a custodian fee arrangement.
(b) Annualized.

                       See Notes to Financial Statements

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The Trust operates as a series fund currently comprised of eight portfolios: Asia Dynasty Fund, Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, Gold/Resources Fund, International Investors Gold Fund and U.S. Government Money Fund (the "Funds"). Asia Dynasty Fund, Emerging Markets Growth Fund, Gold/Resources Fund, International Investors Gold Fund and U.S. Government Money Fund are classified as diversified funds under the Investment Company Act of 1940, as amended. Global Balanced Fund, Global Hard Assets Fund and Global Real Estate Fund are non-diversified Funds. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at amortized cost which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses and the appreciation (depreciation) attributable to foreign currency fluctuations on other foreign denominated assets and liabilities are recorded as net realized and unrealized gains and losses from foreign currency transactions, respectively.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E. DISTRIBUTIONS TO SHAREHOLDERS--Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F. DEFERRED ORGANIZATION COSTS--Deferred organization costs are being amortized over a period of five years.

G.  USE OF DERIVATIVE INSTRUMENTS
    OPTION CONTRACTS--The Funds may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

    The Funds may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

H. SHORT SALES--The Funds may make short sales of equity securities. A short sale occurs when the Fund sells a security which it does not own by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
--------------------------------------------------------------------------------

    The Fund has recorded these obligations in the financial statements at June 30, 1998, at market value of the related securities. Amounts deposited with brokers for short sales of securities are reported as assets. $1,485,333 at June 30, 1998, represents a segregated account maintained by the Fund for its short sales. Proceeds from securities sold short are reported as liabilities and are marked to market. Gains and losses are classified as realized when short positions are closed. At June 30, 1998, the Fund had realized loss of $530,663 and unrealized appreciation of $357,445 on short sales of securities.

I. EQUITY SWAPS--The Fund may enter into equity swaps to gain investment exposure to the relevant market of the underlying securities. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. In the case of the following swaps, the Fund is obligated to pay the counterparty an amount based upon the value of the underlying instrument at termination date. Final payment is settled based on the value of the underlying securities on trade date versus the value on termination date plus accrued dividends.

    Risks may arise as a result of the failure of the other party to the contract to comply with the terms of the swap contract. The losses incurred on the following swaps are limited to the payments made on the purchase date by the Fund. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swaps relative to the underlying securities.

    The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker.

J. FUTURES--The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and (except for Gold/Resources Fund) for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

NOTE 2--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services. Asia Dynasty Fund and Global Balanced Fund each pay the Adviser a monthly fee at the annual rate of .75 of 1% average daily net assets. Emerging Markets Growth Fund, Global Hard Assets Fund and Global Real Estate Fund each pay the Adviser a monthly fee at the annual rate of 1% of average daily net assets, a portion of which is paid to the Adviser for accounting and administrative services it provides to the Fund. Gold/Resources Fund and International Investors Gold Fund each pay the Adviser a monthly fee at the annual rate of .75 of 1% of the first $500 million of the average daily net assets of the Fund, .65 of 1% of the next $250 million of the average daily net assets and .50 of 1% of the average daily net assets in excess of $750 million. U.S. Government Money Fund pays the Adviser a monthly fee at the annual rate of
 .50 of 1% of the first $500 million of average daily net assets, .40 of 1% of the next $250 million of average daily net assets and .375 of 1% of average daily net assets in excess of $750 million.

For the Emerging Markets Growth Fund and the Global Real Estate Fund, the Adviser agreed to assume all expenses for the period January 1, 1998 to February 28, 1998 and for the period March 1, 1998 to June 30, 1998, the Adviser agreed to assume expenses exceeding 1% of average daily net assets. Expenses were reduced by $127,603 and $98,599, respectively, under this agreement. For the six months ended June 30, 1998, for the Global Balanced Fund, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.5% of average daily net assets for Class B shares. Expenses were reduced by $68,900 under this agreement. For the six months ended June 30, 1998, for the Global Hard Assets Fund, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.5% of average daily net assets for Class B and C shares. Expenses were reduced by $5,845 under this agreement.

Van Eck Associates Corporation also performs accounting and administrative services for Asia Dynasty Fund, Global Balanced Fund, Gold/Resources Fund and International Investors Gold Fund and is paid at an annual rate of .25 of 1% of average daily net assets (Asia Dynasty Fund and Global Balanced Fund) or at an annual rate of .25 of 1% of the first $750 million of each Fund's average daily net assets and .20 of 1% of average daily net assets in excess of $750 million (Gold/Resources Fund and International Investors Gold Fund).

In accordance  with the advisory  agreement,  the Funds also  reimbursed Van Eck
Associates   Corporation   for  costs   incurred  in  connection   with  certain
administrative and operating functions.

The Funds have a fee arrangement based on cash balances left on deposit with the custodian which reduces operating expenses. For the six months ending June 30, 1998, the portion of expenses reduced under this arrangement amounted to $15,924 for the Asia Dynasty Fund, $774 for the Global Real Estate Fund and $8,482 for the U.S. Government Money Fund. The Fund had some of the portfolio trades directed to a broker-dealer who, in return, agreed to pay a portion of the Funds' (except the U.S. Government Money Fund) expenses. For the six months ending June 30, 1998, the portion of expenses reduced by this directed brokerage arrangement amounted to $12,121 for the Global Hard Assets Fund, $322 for the Global Real Estate Fund and $556 for the International Investors Gold Fund.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
--------------------------------------------------------------------------------

For the six months  ended June 30, 1998,  Van Eck  Securities  Corporation  (the
"Distributor") received commissions on sales of Class A shares and paid commissions to other dealers as follows: Asia Dynasty Fund- $819 and $5,589, respectively; Emerging Markets Growth Fund- $296 and $555, respectively; Global Balanced Fund- $777 and $2,189, respectively; Global Hard Assets Fund- $22,576 and $138,250, respectively; Global Real Estate Fund- $26,553 and $55,351, respectively; Gold/Resources Fund- $11,275 and $54,408, respectively and International Investors Gold Fund- $40,781 and $216,090, respectively. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation. As of June 30, 1998, Van Eck Associates Corporation owned 21.4% of the outstanding shares of Emerging Markets Growth Fund Class A.

NOTE 3--INVESTMENTS

The cost of investment securities held at June 30, 1998, for Federal income tax purposes is the same as for financial reporting purposes. As of June 30, 1998, gross unrealized gains and losses were as follows:


                                                   GROSS             GROSS               NET
                                                UNREALIZED        UNREALIZED         UNREALIZED
                                                   GAINS            LOSSES           GAIN (LOSS)
                                                ----------       -----------       -------------
Asia Dynasty Fund .........................     $  887,670       $ 3,134,807        $ (2,247,137)
Emerging Markets Growth Fund ..............         82,912           492,548            (409,636)
Global Balanced Fund ......................      9,353,460           472,398           8,881,062
Global Hard Assets Fund ...................      3,949,420        10,122,369          (6,172,949)
Global Real Estate Fund ...................        109,671           139,614             (29,943)
Gold/Resources Fund .......................      6,245,709        21,051,208         (14,805,499)
International Investors Gold Fund .........     42,573,042        48,703,743          (6,130,701)



Purchases and sales of investment securities for the year ended June 30, 1998, other than short-term obligations, were as follows:

                                                           PROCEEDS
                                        COST OF             FROM
                                       INVESTMENT         INVESTMENT
                                       SECURITIES         SECURITIES
                                        PURCHASED             SOLD
                                     -------------        -----------
Asia Dynasty Fund .................    $ 7,235,316         $ 6,696,602
Emerging Markets Growth Fund ......      1,244,474           1,618,601
Global Balanced Fund ..............     14,167,455          15,824,368
Global Hard Assets Fund ...........     60,102,520          64,640,346
Global Real Estate Fund ...........      2,827,328             907,070
Gold/Resources Fund ...............     18,545,305          25,575,839
International Investors Gold Fund .     70,200,902          66,534,584

Transactions in call and put options written for the six months ended June 30, 1998 were as follows:

                                                                    NUMBER OF
                                                 CONTRACTS          PREMIUMS
                                                 ---------          ---------
GLOBAL BALANCED FUND:
Options outstanding at beginning of year ......       --             $    --
Options written ...............................    3,380              14,495
Options exercised .............................       --                  --
                                                   -----             -------
Options outstanding at end of six months ......    3,380             $14,495
                                                   =====             =======

NOTE 4--Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan") the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares and 1.00% of average daily net assets for Classes B and C shares (the "Annual Limitations"). For Class C shares, the Funds will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such Class C 12b-1 fees will be expensed by the Fund over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Funds exceed, on an annual basis, 1% of average daily net assets, the Distributor will reimburse the Fund for any excess. Class C shareholders redeeming within one year of purchase will be subject to a 1% redemption charge which will be retained by the Funds. After the first year, the 1% 12b-1 fee will be paid to the Distributor, which will retain a portion of the fee for distribution services and pay the remainder to brokers.

Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Funds within the Annual Limitation. The Distributor has waived its right to reimbursement of the carried forward amounts incurred through June 30, 1998 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate. The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of June 30, 1998, were as follows: Asia Dynasty Fund- $1,153,062 for Class A shares and $1,474,265 for Class B shares; Emerging Markets Growth Fund- $39,918 for Class A shares, $15,974 for Class B shares and $16,490 for Class C shares; Global Balanced Fund- $775,694 for Class A shares and $402 for Class B shares; Global Hard Assets Fund- $747,973 for Class A shares, $87,056 for Class B shares and $87,056 for Class C shares and Global Real Estate Fund- $47,584 for Class A shares, $18,180 for Class B shares and $17,807 for Class C shares.

NOTE 5--Shares of Beneficial Interest Issued and Redeemed (unlimited number of $.001 par value shares authorized):

                                  ASIA DYNASTY FUND
                             ---------------------------
                              SIX MONTHS
                                 ENDED        YEAR ENDED
                             JUNE 30, 1998    DECEMBER 31,
                              (UNAUDITED)        1997
                               ----------     ----------
CLASS A
Shares sold                     559,947        3,318,502
Shares reinvested                  --            181,760
                               --------       ----------
                                559,947        3,500,262
Shares reacquired              (762,843)      (5,211,712)
                               --------       ----------
Net decrease                   (202,896)      (1,711,450)
                               ========       ==========
CLASS B
Shares sold                      47,829           77,616
Shares reinvested                  --             63,889
                               --------       ----------
                                 47,829          141,505
Shares reacquired              (188,791)        (786,465)
                               --------       ----------
Net decrease                   (140,962)        (644,960)
                               ========       ==========

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)
--------------------------------------------------------------------------------

                             EMERGING MARKETS GROWTH FUND
                             ---------------------------
                              SIX MONTHS
                                 ENDED        YEAR ENDED
                             JUNE 30, 1998    DECEMBER 31,
                              (UNAUDITED)        1997
                               ----------     ----------
CLASS A
Shares sold                      22,955          366,733
Shares reinvested                 2,371            6,673
                               --------         --------
                                 25,326          373,406
Shares reacquired               (51,382)        (103,860)
                               --------         --------
Net increase (decrease)         (26,056)         269,546
                               ========         ========
CLASS B
Shares sold                       7,616           22,920
Shares reinvested                   216              417
                               --------         --------
                                  7,832           23,337
Shares reacquired                (5,723)          (4,041)
                               --------         --------
Net increase                      2,109           19,296
                               ========         ========
CLASS C
Shares sold                       3,718           35,075
Shares reinvested                   308              977
                               --------         --------
                                  4,026           36,052
Shares reacquired               (10,136)            (756)
                               --------         --------
Net increase (decrease)          (6,110)          35,296
                               ========         ========

                                GLOBAL BALANCED FUND
                             ---------------------------
                              SIX MONTHS
                                 ENDED        YEAR ENDED
                             JUNE 30, 1998    DECEMBER 31,
                              (UNAUDITED)        1997
                               ----------     ----------
CLASS A
Shares sold                      88,947          254,371
Reinvestment of dividends         8,606          275,587
                               --------         --------
                                 97,553          529,958
Shares reacquired              (263,096)        (511,329)
                               --------         --------
Net increase (decrease)        (165,543)          18,629
                               ========         ========
CLASS B
Shares sold                      40,321           62,268
Reinvestment of dividends           971           46,594
                               --------         --------
                                 41,292          108,862
Shares reacquired               (46,492)         (96,388)
                               --------         --------
Net increase (decrease)          (5,200)          12,474
                               ========         ========

                               GLOBAL HARD ASSETS FUND
                             ---------------------------
                              SIX MONTHS
                                 ENDED        YEAR ENDED
                             JUNE 30, 1998    DECEMBER 31,
                              (UNAUDITED)        1997
                               ----------     ----------
CLASS A
Shares sold                     589,493        4,256,903
Shares reinvested                 8,417          187,935
                               --------         --------
                                597,910        4,444,838
Shares reacquired            (1,316,389)      (2,375,388)
                               --------         --------
Net increase (decrease)        (718,479)       2,069,450
                               ========         ========
CLASS B
Shares sold                     143,745          581,566
Shares reinvested                 1,472           24,699
                               --------         --------
                                145,217          606,265
Shares reacquired              (127,618)         (54,979)
                               --------         --------
Net increase                     17,599          551,286
                               ========         ========
CLASS C
Shares sold                     113,995          530,380
Shares reinvested                 1,062           19,703
                               --------         --------
                                115,057          550,083
Shares reacquired              (150,136)        (127,212)
                               --------         --------
Net increase (decrease)         (35,079)         422,871
                               ========         ========

                               GLOBAL REAL ESTATE FUND
                             ---------------------------
                              SIX MONTHS
                                 ENDED        YEAR ENDED
                             JUNE 30, 1998    DECEMBER 31,
                              (UNAUDITED)        1997
                               ----------     ----------
CLASS A
Shares sold                     183,242          136,149
Shares reinvested                 2,051            7,585
                               --------         --------
                                185,293          143,734
Shares reacquired                (8,621)          (7,605)
                               --------         --------
Net increase                    176,672          136,129
                               ========         ========

                              SIX MONTHS
                                 ENDED        YEAR ENDED
                             JUNE 30, 1998    DECEMBER 31,
                              (UNAUDITED)        1997
                               ----------     ----------
CLASS B
Shares sold                      16,693           10,273
Shares reinvested                   175              618
                               --------         --------
                                 16,868           10,891
Shares reacquired                  (221)              --
                               --------         --------
Net increase                     16,647           10,891
                               ========         ========

                                            FOR THE PERIOD
                              SIX MONTHS    OCTOBER 9, 1997+
                                 ENDED            TO
                             JUNE 30, 1998    DECEMBER 31,
                              (UNAUDITED)        1997
                               ----------     ----------
CLASS C
Shares sold                       7,123           10,518
Shares reinvested                    84              584
                               --------         --------
                                  7,207           11,102
Shares reacquired                (2,818)              --
                               --------         --------
Net increase                      4,389           11,102
                               ========         ========

----------
+ Commencement of operations.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)
--------------------------------------------------------------------------------


                                 GOLD/RESOURCES FUND
                             ---------------------------
                              SIX MONTHS
                                 ENDED        YEAR ENDED
                             JUNE 30, 1998    DECEMBER 31,
                              (UNAUDITED)        1997
                               ----------     ----------
CLASS A
Shares sold                   2,605,158        6,851,960
Shares issued in
 connection with
 an acquisition                      --          747,606
                             ----------      -----------
                              2,605,158        7,599,566
Shares reacquired            (3,837,051)     (11,649,413)
                             ----------      -----------
Net decrease                 (1,231,893)      (4,049,847)
                             ==========       ==========

                          INTERNATIONAL INVESTORS GOLD FUND
                          ---------------------------------
                              SIX MONTHS
                                 ENDED        YEAR ENDED
                             JUNE 30, 1998    DECEMBER 31,
                              (UNAUDITED)        1997
                               ----------     ----------

CLASS A
Shares sold                 245,565,272      363,779,256
Shares reinvested                94,082          249,835
                           ------------     ------------
                            245,659,354      364,029,091
Shares reacquired          (242,564,425)    (367,513,556)
                           ------------     ------------
Net increase (decrease)       3,094,929       (3,484,465)
                           ============     ============

                          U.S. GOVERNMENT MONEY MARKET FUND
                          ---------------------------------
                              SIX MONTHS
                                 ENDED        YEAR ENDED
                             JUNE 30, 1998    DECEMBER 31,
                              (UNAUDITED)        1997
                               ----------     ----------
Shares sold                1,856,010,903   3,630,786,246
Shares issued in
 connection with
 an acquisition                7,517,642              --
Shares reinvested                754,235       1,557,341
                          --------------  --------------
                           1,864,282,780   3,632,343,587
Shares reacquired         (1,880,958,078) (3,663,391,147)
                          --------------  --------------
Net decrease                 (16,675,298)    (31,047,560)
                          ==============  ==============

NOTE 6--STRUCTURED NOTES--The Global Hard Assets Fund and Global Real Estate Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupons and/or principal redemption are linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest.

When a structured note is purchased (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corp. will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and subject to the Funds' limitation on illiquid securities.

At June 30, 1998, Global Hard Assets Fund had a Morgan Guaranty Trust Co. Gold/Silver Ratio Indexed Note with a value of $1,326,080 that represented 2.27% of the net assets of the Fund.

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds (except U.S. Government Money Fund) may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized loss from foreign currency transactions. At June 30, 1998, the Funds had the following outstanding forward foreign currency contracts.

                                              VALUE AT              UNREALIZED
                                             SETTLEMENT   CURRENT  APPRECIATION
CONTRACTS                                       DATE       VALUE   DEPRECIATION)
---------                                   -----------  --------  ------------
GLOBAL BALANCED FUND
Foreign Currency Purchase Contracts:
AUD        22,500 expiring 7/20/98          $   13,842  $   13,199  $     643
CAD       881,000 expiring 7/20/98             600,127     602,022     (1,895)
CHF       117,624 expiring 7/14/98              77,364      80,000     (2,636)
DEM     1,815,159 expiring 8/24/98           1,007,317   1,014,677     (7,360)
ESP    88,486,000 expiring 7/29/98             577,088     582,767     (5,679)
FIM     1,690,000 expiring 7/30/98             308,052     312,036     (3,984)
GBP       425,478 expiring 7/06/98-7/13/98     753,566     743,241     10,325
ITL    40,920,000 expiring 7/20/98              22,964      23,320       (356)
JPY    50,296,000 expiring 7/13/98             358,540     345,782     12,758
SEK       963,834 expiring 7/02/98-7/14/98     120,547     122,549     (2,002)
                                                                     --------
                                                                         (186)
                                                                     --------
Foreign Currency Sale Contracts:
ATS     3,352,000 expiring 8/24/98          $  264,372     267,171      2,799
AUD       743,980 expiring 7/06/98-7/20/98     458,247     439,334    (18,913)
CHF       269,000 expiring 7/20/98             176,928     179,333      2,405
DEM     1,592,000 expiring 8/24/98             883,475     892,877      9,402
FRF       896,000 expiring 8/24/98             148,332     149,832      1,500
GBP       783,000 expiring 7/13/98           1,303,811   1,306,165      2,354
GRD    73,800,000 expiring 7/22/98             241,902     241,413       (489)
HKD     1,437,358 expiring 7/02/98             185,537     185,506        (31)
JPY   197,833,425 expiring 7/13/98-7/15/98   1,411,115   1,487,492     76,377
NLG       751,000 expiring 8/24/98             369,693     374,004      4,311
SEK       958,000 expiring 7/14/98             119,872     125,722      5,850
ZAR       984,000 expiring 8/26/98             159,423     176,819     17,396
                                                                     --------
                                                                      102,961
                                                                     --------
                                                                     $102,775
                                                                     ========


GLOBAL HARD ASSETS
Foreign Currency Sale Contracts:
AUD         7,135 expiring 5/27/98        $      4,417  $    4,462   $     45
CAD    10,000,000 expiring 9/16/98           6,820,910   6,794,863    (26,047)
                                                                     --------
                                                                     $(26,002)
                                                                     ========

GLOBAL REAL ESTATE FUND
Foreign Currency Purchase Contracts:
JPY     6,633,145 expiring 7/02/98             $47,668  $   47,659   $     (9)
Foreign Currency Sale Contracts:
JPY     9,500,000 expiring 9/16/98              68,269      69,000        731
                                                                     --------
                                                                     $    722
                                                                     ========

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)
--------------------------------------------------------------------------------

NOTE 8--The Funds (except U.S. Government Money Fund) invest in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are U.S. companies, and there may be less governmental supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production or distribution of precious metals, ferrous and non-ferrous metals, oil and gas, forest products, real estate and other non-agricultural commodities. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios.

NOTE 9--TRUSTEE DEFERRED COMPENSATION PLAN

The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. If a Trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund can not invest in itself. The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of June 30, 1998 the total liability portion of the Plan is as follows:

Asia Dynasty Fund-$11,552, Emerging Markets Growth Fund- $351, Global Balanced Fund-$7,332, Global Hard Assets Fund-$11,621, Global Real Estate Fund-$131, Gold/Resources Fund-$25,165, International Investors Gold Fund-$86,271 and U.S. Government Money Fund-$20,721.

NOTE 10--RESTRICTED SECURITIES

The following securities are restricted as to sale:

                                                                     PERCENT OF
                                   DATES                             NET ASSETS
                                  ACQUIRED     COST       VALUE      AT 6/30/98
                                  -------    --------    --------    -----------
GLOBAL HARD ASSETS
AltaGas Service Inc.
(Special Warrants
expiring 1/24/99)                 4/23/98    $250,480    $244,322       0.4%
Brazilian Resources Inc.
(Special Warrants
expiring 9/11/98)                 3/12/97     223,102     103,623       0.2%
KAPPA Energy Co. Inc.
(Special Warrants
  expiring 6/04/99) 6/01/98                    71,564      50,124       0.1%

NOTE  11--SCHEDULE  OF  AFFILIATED  COMPANY   TRANSACTIONS:   Transactions  with
affiliates (as defined by the Investment Company Act of 1940) for the six months ended June 30, 1998:

                                GOLD/      INTERNATIONAL
                              RESOURCES      INVESTORS
                                FUND         GOLD FUND
                            ----------      ----------
PIEDMONT MINING CO.
12/31/97 Share Balance       1,000,000       1,270,000
PURCHASES:
Shares                             --               --
Cost                               --               --
SALES:
Shares                             --               --
Cost                               --               --
Realized Gain (Loss)
6/30/98 Share Balance        1,000,000       1,270,000
Market Value                $  110,000      $  139,700
Dividend Income
                                    --              --

NOTE 12--Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, is held by the Funds' custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuation on the collateral.

NOTE  13--ACQUISITIONS
GOLD/RESOURCES FUND: As of the close of business on October 28, 1997, the Fund acquired all the net assets of Gold Opportunity Fund pursuant to a plan of reorganization approved by Gold Opportunity Fund shareholders on October 1, 1997. The acquisition was ac-complished by a tax-free exchange of 747,606 shares of Gold/Resources Fund (valued at $3,020,329) for the 479,753 shares of Gold Opportunity Fund outstanding on October 28, 1997. Gold Opportunity Fund's net assets at that date, $3,020,329, including $2,555,763 of unrealized depreciation, were combined with those of the Gold/Resources Fund. The aggregate net assets of Gold/Resources Fund and Gold Opportunity Fund before the acquisition were $77,923,306 and $3,020,329, respectively.

U.S. GOVERNMENT MONEY FUND:
As of the close of business on April 24, 1998, the Fund acquired all the net assets of Van Eck/Chubb Money Market Fund pursuant to a plan of reorganization approved by Van Eck/Chubb Money Market Fund shareholders on April 16, 1998. The acquisition was accomplished by a tax-free exchange of 7,517,642 shares of U.S. Government Money Fund (valued at $7,517,642) for the 7,517,642 shares of Van Eck/Chubb Money Market Fund outstanding on April 24, 1998. Van Eck/Chubb Money Market Fund's net assets at that date, $7,517,642, were combined with those of the U.S. Government Money Fund. The aggregate net assets of the U.S. Government Money Fund and Van Eck/Chubb Money Market Fund before the acquisition were $32,921,989, and $7,517,642, respectively.

    Investment Adviser:       Van Eck Associates Corporation
           Distributor:       Van Eck Securities Corporation
                              99 Park Avenue, New York, NY 10016  www.vaneck.com
    Account Assistance:       (800) 544-4653

                                                               FR 1998-0818-0049